Registration Nos. 333-35350

811-09725

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 8

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT

OF 1940 POST-EFFECTIVE AMENDMENT NO. 6

THE GUARDIAN SEPARATE ACCOUNT N

(Exact Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Complete Address of Principal Executive Offices)

(212) 598-8359

(Depositors Telephone Number)

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

Steve Roth

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b), or

☒	on November 19, 2007 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i), or

☐	on pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 28, 2007.

November 19, 2007	Securities Act of 1933
File No. 333-35350

PROSPECTUS FOR PARK AVENUE SVUL –MILLENNIUM SERIES®

Issued by The Guardian Separate Account N

This prospectus describes Park Avenue SVUL – Millennium Series® (Park Avenue SVUL), a survivorship variable universal life insurance policy providing lifetime insurance protection. It also offers flexibility in the timing and amount of the premiums you pay, how your premiums are invested, and the amount of coverage you have, but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options.

A prospective purchaser should evaluate the need for life insurance and the policy’s long term investment potential before buying a policy. In addition, it may not be advantageous to terminate existing life insurance coverage and replace it with a Park Avenue SVUL policy. Variable life insurance is not a short-term investment. The policy is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life) through its Separate Account N (Separate Account). Our offices are located at 7 Hanover Square, New York, New York 10004. GIAC is obligated to pay all benefits under the policy.

This prospectus sets forth information that you should know about the policy before investing, and you should retain it for future reference. It must be accompanied by the current prospectuses for the variable investment options to which you may allocate all or part of your net premiums and policy account value. You can also allocate premiums and policy account value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. Please read these prospectuses carefully before investing.

Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the policies and offers the policies through its sales representatives or through sales representatives of broker-dealer firms that have entered into agreements with GIAC and GIS to sell the policies and who are registered with FINRA and with the states in which they do business. More information about GIS and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain various investor brochures from FINRA.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.

The Park Avenue SVUL policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

POLICY SUMMARY

THIS SUMMARY outlines the principal features of your Park Avenue SVUL survivorship variable universal life insurance policy, including policy benefits, policy risks and the risks associated with each variable investment option available under the policy. It is qualified by the detailed explanation which follows and the terms of your SVUL policy.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide two important benefits:

•	a death benefit that is not taxable to your beneficiary

•	a cash value that can grow, with taxes on the growth being deferred.

You allocate your net premium payments and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That’s why it’s called variable life insurance.

If the investment options that you choose perform well, the cash value of your policy will increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your policy has no guaranteed cash value. The policy is not generally suitable for short-term investment purposes.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the surviving insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that’s paid to the beneficiary.

Death benefits

You have a choice of three death benefit options with this policy:

•	under Option 1, the death benefit is a fixed amount, your policy’s face amount.

•

under Option 2, the death benefit is a variable amount, based on your policy’s face amount and the value of the investments held in your policy, your policy account value. These values can change depending on the performance of the investments held in your policy.

•

under Option 3, the death benefit is an amount based on your policy’s face amount and the sum of your net accumulated premiums. The death benefit amount will increase when you make premium payments, but will decrease when you make partial withdrawals.

You may choose among these options, with some restrictions, until the policy anniversary (the anniversary each year of the date your policy was issued) closest to the younger insured’s 100th birthday. On or after this date, the death benefit will be the policy account value.

Terms we’ve used

In this document, we, us, and our refer to The Guardian Insurance & Annuity Company, Inc., and you and your refer to the policyowner. You can find definitions of special terms used in this prospectus at the end of this document. We’ve used italic script to highlight these terms the first time they appear in the text.

Benefits

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit.

SUMMARY	PROSPECTUS	1

Paying premiums

After you have paid the initial premium, you may pay premiums on your policy at any time and in any amount while either insured is alive.

Allocation options

You choose where your net premiums and policy account value are invested. There are a number of variable investment options and a fixed-rate option. Your premiums and policy account value may be allocated to a maximum of twenty allocation options at any one time.

Within certain limits, you can change your policy’s death benefit option on any policy anniversary after your policy has been in force for one year, and as long as either insured is still living. For more information see Death benefit options.

Additional sum insured

You may purchase an additional sum insured when this policy is issued. The additional sum insured will be part of your policy’s face amount. This option may not be available in all jurisdictions. See Benefits and policy values.

Rider benefits

Riders are a way to add to the coverage offered by your policy. The riders offered under this policy are set forth in Appendix B. They are subject to GIAC’s insurance and policy issuing requirements, and all may not be available in all states.

The cost of any rider benefits you have added to your policy will be included in your monthly deduction, which is withdrawn from your policy account value each month.

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Park Avenue SVUL, which together form your policy premium. See Premiums.

After you have paid the initial premium, you may pay premiums on your policy at any time and in any amount while either insured is alive, subject to certain limits. However, if the net cash surrender value of your policy is not sufficient to cover the monthly deduction from your policy, your policy may lapse, unless the No Lapse Guarantee is in effect and you have satisfied its requirements. We will warn you if your policy is in danger of lapsing.

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Park Avenue SVUL policy. These charges are set forth in the Charges and Deductions Tables and in the section titled Deductions and charges.

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your net premiums and policy account value are invested. There are a number of variable investment options and a fixed-rate option. These options are discussed under Your allocation options. Your premiums and policy account value may be allocated to a maximum of twenty allocation options at any one time.

Each variable investment option invests in a series of a mutual fund. The value of these options, and your policy account value in them, will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your policy account value will decrease. You could lose everything you invest and your policy could lapse without value unless you pay additional premium.

2	PROSPECTUS	SUMMARY

You will find the investment objectives, policies, risks, fees and expenses, and a comprehensive discussion of the risks of each of these funds listed in the accompanying prospectus for that fund. You should read the fund prospectuses carefully and consider the investment objectives, risks, fees and charges before investing in any variable investment option. For a summary of this information see The variable investment options.

Amounts allocated to the fixed-rate option earn a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 4%. GIAC sets the rate of interest for the fixed-rate option in its sole discretion and you assume the risk that the rates we set might not exceed the minimum guaranteed rate. GIAC guarantees your principal and interest under this option.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

To the extent that the money in your policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time. You may choose up to twenty allocation options at any time. We limit transfers out of the fixed-rate option. See The fixed-rate option.

DO YOU HAVE ACCESS TO THE MONEY YOU’VE INVESTED IN YOUR POLICY?

After your policy has been in force for one year, you may, within limits, make partial withdrawals of your policy’s net cash surrender value. The net cash surrender value is your policy account value minus any surrender charges and policy debt.

You may also, within limits, borrow all or a portion of the loan value of your policy. There are risks associated with policy loans. When you take a policy loan, we transfer the amount of the loan out of the variable investment options and the fixed-rate option, and hold that amount in the Loan Account to serve as collateral. This loan collateral does not participate in the investment experience of those allocation options and the loan, therefore, can affect the policy value and death benefit over time whether or not the loan is repaid. Loans reduce the amount of your policy account value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of any indebtedness. Your policy may lapse (terminate without value) if your indebtedness reduces the cash surrender value to zero. If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly. See Policy loans and Tax considerations.

Finally, you may at any time surrender your policy for the net cash surrender value. After you surrender your policy, you no longer have insurance coverage. A surrender charge applies for 9 policy years after

Investment Risks

Investment performance in the variable investment options may be unfavorable. You could lose everything you invest and your policy could lapse without value if you do not pay additional premium. The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Loan Risks

Loans reduce the amount of policy account value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of the indebtedness. Your policy may lapse if your indebtedness reduces the cash surrender value to zero. A loan also may have tax consequences.

Surrender and

Withdrawal Risks

The policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences, and the charges associated with surrenders may play a role in determining whether your policy will lapse.

SUMMARY	PROSPECTUS	3

Tax Risks

While there is some uncertainty about the application of federal tax law to the policy, we believe there is a reasonable basis to conclude that increases in the value of your policy should not be taxed unless you make a withdrawal (or, in some cases, take a loan) or surrender your policy before the insured dies.

Policy changes

With certain restrictions, you may:

•	request an increase or decrease in the face amount of your policy

•	exchange your Park Avenue SVUL Policy for a level premium fixed benefit life insurance policy

•	cancel your policy after it has been issued

See accompanying text for details.

the issue date. An additional surrender charge will be applicable for 9 years from the date of any increase in the face amount of the policy. It is possible that you will receive no net cash surrender value if you surrender your policy in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender it or make partial withdrawals in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

Even if you do not ask to surrender your policy, surrender charges and additional surrender charges may play a role in determining whether your policy will lapse (terminate without value), because surrender charges and additional surrender charges decrease the cash surrender value which is a measure we use to determine whether your policy will enter a grace period (and possibly lapse).

Surrenders and partial withdrawals may have tax consequences. See Surrendering your policy.

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe there is a reasonable basis to conclude that your Park Avenue SVUL policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the policy. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the policy account value until there is a distribution from the policy. Moreover, death benefits payable under a policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, an additional 10% tax may be imposed on surrenders, partial withdrawals, and loans taken before you attain age 59 1/2. If the policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% additional tax. See Tax Considerations.

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

On or after your first policy anniversary you may request a decrease in the face amount. The decrease must be at least $5,000, and at least one

4	PROSPECTUS	SUMMARY

insured must be alive when we receive your request. The new face amount cannot be lower than GIAC’s current minimum face amount. See Decreasing the face amount.

Increasing the face amount of the policy

Provided both insureds are living, on your first policy anniversary, and on each anniversary up to and including the anniversary nearest the younger insured’s 70th birthday, you may request an increase in your policy’s face amount. The increase is subject to evidence of insurability, and must be for at least $10,000. The amount of each increase will be treated as a separate policy segment, with its own underwriting class, cost of insurance rates, surrender charges, administrative charges, target premiums, and, during the first three policy years, minimum annual premium. See Increasing the face amount.

Exchanging your Park Avenue SVUL policy for a fixed-benefit life insurance policy

At any time prior to the second policy anniversary, you may exchange all or a portion of your Park Avenue SVUL policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates. There may be a credit or a cost to be paid. See Special features of your policy.

Canceling your policy after it has been issued

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this within the later of:

•	10 days after you receive your policy, or

•	45 days after you sign the completed application for your policy.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your policy will be considered void from the beginning. See Your right to cancel your policy.

COULD YOUR POLICY LAPSE?

Your policy may lapse if its net cash surrender value is less than zero after deducting the monthly deduction in a given month, and you do not make the required premium payment within 61 days of the time the monthly deduction is due.

For the first three years of your policy the No Lapse Guarantee ensures that your policy will not lapse, even if the net cash surrender value of your policy is insufficient to pay the policy’s monthly deduction in a given month, so long as the No Lapse Guarantee Premium Test is met. See Premiums and No Lapse Guarantee.

Your policy may also lapse if you have not made a loan repayment 61 days after the monthly date on which the amount of any unpaid loans or interest exceeds your policy’s cash surrender value.

We will warn you at least 30 days in advance if we see that your policy is in danger of lapsing. We will tell you the premium or the portion of your loan that you must pay in order to keep your policy in force, and will keep your policy in force if we receive the required payment when requested. See Grace Period.

Could your

policy lapse?

Your policy may lapse if you don’t pay enough policy premium or if you have excess policy debt.

SUMMARY	PROSPECTUS	5

CHARGES AND DEDUCTIONS TABLES

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the policy. Certain of those fees and charges are payable only if you choose an optional policy feature. If the amount of the charge varies depending on the individual characteristics of the insured — such as age, sex, policy duration, face amount and underwriting class — the tables below show the maximum and minimum charges we assess under the policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that are payable at the time that you buy the policy, surrender the policy, or transfer policy account value among the variable investment options and the fixed rate option.

TRANSACTION FEES
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Premium Charge	Upon each premium payment	During each of the first 12 policy years, 8% of premiums in a policy year up to one target premium and 4% of premiums in excess of one target premium. After the 12th policy year, 4% of premiums in a policy year up to one target premium.[1]	During each of the first 12 policy years, 8% of premiums in a policy year up to one target premium and 4% of premiums in excess of one target premium. After the 12th policy year, 4% of premiums in a policy year up to one target premium.[1]
Surrender Charge[2]
Minimum first year charge:	Upon full surrender or lapse of the policy within the first 9 policy years after issuance and after each increase in face amount.	$2.51 per $1,000 of basic sum insured	$2.51 per $1,000 of basic sum insured
Maximum first year charge:	Upon full surrender or lapse of the policy within the first 9 policy years after issuance and after each increase in face amount.	$45.60 per $1,000 of basic sum insured	$45.60 per $1,000 of basic sum insured
Charge for a male, non-smoker, issue age 55, in the preferred plus underwriting class, and a female, non-smoker, issue age 53, in the preferred plus underwriting class with a policy face amount of $2,000,000 in the first Policy year	Upon full surrender or lapse of the policy within the first 9 policy years after issuance and after each increase in face amount.	$11.55 per $1,000 of basic sum insured	$11.55 per $1,000 of basic sum insured
Transfer Charge	Upon transfer	$25 per transfer after the 12th transfer in a policy year	None
[1]

The amount of the target premium for a policy depends on the younger insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of target premium for the policy is $2.79 per $1,000 of face amount and the maximum amount is $60.00 per $1,000 of face amount.

[2]

The surrender charge decreases every year until it reaches 0% by the beginning of the 10th policy year following the initial face amount and each increase in face amount. Surrender charges vary based on the insureds’ ages, sexes, underwriting classes and face amount for the initial face amount and each increase in face amount. The surrender charge shown in the table may not be representative of the charges you will pay. You can obtain more information about your surrender charge by contacting our customer service office

6	PROSPECTUS	SUMMARY

The next table describes the fees and expenses that are payable periodically during the time that you own the policy, not including the fees and expenses of the underlying fund companies. “Optional Charges” are the charges we deduct if you choose to add optional benefits by rider.

PERIODIC FEES[1]
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Cost of Insurance[2]
Minimum first year charge (non-substandard policy):	Monthly	$0.00009 per $1,000 of net amount at risk (NAR) for both insureds, underwriting class preferred plus or preferred $0.00011 per $1,000 NAR for both insureds, underwriting class standard	$0.00001 per $1,000 of NAR for two non-substandard rated insureds
Maximum first year charge (non-substandard policy):	Monthly	$83.33 per $1,000 of NAR for all underwriting classes	$24.53 per $1,000 of NAR for two non-substandard rated insureds
Charge for a male, non-smoker, issue age 55, in the preferred plus underwriting class, and a female, non-smoker, issue age 53, in the preferred plus under- writing class, with a policy face amount of $ 2,000,000	Monthly	$ 0.00343 per $1,000 of NAR	$0.00034 per $1,000 of NAR
Mortality and Expense Risk Charge	Monthly	0.85% of the policy account value in the variable invest-ment options through the 12th policy anniversary; after the 12th policy anniversary, 0.65% of the policy account value in the variable investment options, up to the policy’s account value breakpoint, plus 0.45% on the amount in excess of the policy’s account value breakpoint.[3]	0.60% of the policy account value in the variable invest-ment options through the 12th policy anniversary; after the 12th policy anniversary, 0.40% of the policy account value in the variable investment options up to the policy’s account value breakpoint, plus 0.20% on the amount in excess of the policy’s account value breakpoint.
Policy Fee	Monthly	$7.50	$7.50
Administrative Charge[4]
Minimum Charge	Monthly for the first 12 policy years after issuance and after each face amount increase	$0.09 per $1,000 of basic sum insured.	$0.09 per $1,000 of basic sum insured.
Maximum Charge	Monthly for the first 12 policy years after issuance and after each face amount increase	$0.65 per $1,000 of basic sum insured.	$0.65 per $1,000 of basic sum insured.

SUMMARY	PROSPECTUS	7

PERIODIC FEES[1] (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Administrative Charge[4] (continued)
Charge for a male, non-smoker, issue age 55, in the preferred plus underwriting class, and a female, non-smoker, issue age 53, in the preferred plus under-writing class with a policy face amount of $ 2,000,000	Monthly for the first 12 policy years after issuance and after each face amount increase	$0.18 per $1,000 of basic sum insured.	$0.18 per $1,000 of basic sum insured.
Administrative Charge for Additional Sum Insured (ASI)	Monthly for the first 12 years after issuance	$0.01 per $1,000 of the ASI face amount	$0.01 per $1,000 of the ASI face amount
Administrative Charge for Survivorship Adjustable Annual Renewable Term[5] (AART)	Monthly for the first 12 years after issuance	$0.01 per $1,000 of the survivorship AART face amount	$0.01 per $1,000 of the survivorship AART face amount
Interest on Policy Loans	Annually on your policy anniversary	5% annually on all outstand-ing policy debt until the 20th policy anniversary; after the 20th policy anniversary, 4.5% for all outstanding and new policy loans.	5% annually on all outstand-ing policy debt until the 20th Policy anniversary; after the 20th policy anniversary, 4.5% for all outstanding and new policy loans.
Charges for Optional Policy Benefits[6,7]
Survivorship Adjustable Annual Renewable Term Rider (AART)[5]
Minimum first year charge	Monthly	$0.00009 per $1,000 of survivorship AART rider face amount for both insureds, underwriting class preferred plus or preferred $0.00011 per $1,000 of survivorship AART rider face amount for both insureds, underwriting class standard	$0.00001 per $1,000 of survivorship AART rider face amount for two non-substandard rated insureds.
Maximum first year charge	Monthly	$83.33 per $1,000 of survivor-ship AART rider face amount for all underwriting classes	$24.53 per $1,000 of survivor-ship AART rider face amount for two non-substandard rated insureds.

8	PROSPECTUS	SUMMARY

PERIODIC FEES[1] (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
AART (continued)
First year charge for a male, non-smoker, issue age 55, in the preferred plus underwriting class, and a female, non-smoker, issue age 53, in the preferred plus underwriting class with a face amount of $2,000,000	Monthly	$0.00343 per $1,000 of survivorship AART rider face amount	$0.000338 per $1,000 of survivorship AART rider face amount
Single Life Term Rider (SLTR)
Minimum first year charge	Monthly	$0.08 per $1,000 of SLTR face amount for underwriting class preferred plus and preferred $0.10 per $1,000 of SLTR face amount for underwriting class standard	$0.03 per $1,000 of SLTR face amount for two non-substandard rate insureds
Maximum first year charge	Monthly	$83.33 per $1,000 of SLTR face amount for all underwriting classes	$33.04 per $1,000 of SLTR face amount for two non-substandard rated insureds
Charge for a male, non-smoker, issue age 55, in the preferred plus underwriting class and a female, non-smoker, issue age 53, in the preferred plus under-writing class with a policy face amount of $2,000,000	Monthly	$0.65 per $1,000 of SLTR face amount for the male insured and $0.44 per $1,000 of SLTR face amount for the female insured	$0.22 per $1,000 of SLTR face amount for the male insured and $0.13 per $1,000 of SLTR face amount for the female Insured
Guaranteed Coverage Rider	Monthly	$0.01 per $1,000 of Basic Sum Insured, Additional Sum Insured and Survivorship AART	$0.01 per $1,000 of Basic Sum Insured, Additional Sum Insured and Survivorship AART
[1]	Monthly fees are not deducted after the policy anniversary closest to the younger insured’s 100th birthday.
[2]

The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and face amount for the initial face amount and each increase in face amount. Any additional rating charges applicable to insureds who do not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

[3]	The “account value breakpoint” is equal to $100,000 less any policy account value allocated to the fixed-rate option available under the policy, but not less than zero.
[4]

The administrative charge is based on the insured’s age, sex, and underwriting class for the initial face amount and each increase in face amount. The administrative charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.

[5]	The AART rider is no longer available for purchase with this policy.
[6]	There is no charge for the Select security rider, the Exchange of insureds rider, or the Policy split option. The Exchange of insureds rider is no longer available with this policy.
[7]

Charges for the Single life term rider vary based on individual characteristics of the insured. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

SUMMARY	PROSPECTUS	9

The next table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds for the fiscal year ended 2006. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds)

	Minimum	Maximum
Total Gross Annual Underlying Mutual Fund Operating Expenses*	0.35%	1.33%

*	The range of Annual Underlying Mutual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

The fee and expense information used to prepare the above table were provided to GIAC by the underlying funds. GIAC has not independently verified such information.

10	PROSPECTUS	SUMMARY

The Park Avenue policy diagram1

[1]	This diagram excludes the transfer charge which is not being imposed currently. Interest on policy debt and repayments of policy debt are also not reflected in the diagram.

POLICY DIAGRAM	PROSPECTUS	11

ABOUT THE PARK AVENUE SVUL POLICY

Issuing the policy

A Park Avenue SVUL insurance policy must have basic sum insured coverage of at least $250,000.

THIS SECTION provides detailed information about your policy. It explains your rights and responsibilities under the policy, and those of GIAC. Because the laws and regulations that govern the policy vary among the jurisdictions where the policy is sold, some of the policy’s terms will vary depending on where you live. These terms of your policy will be outlined in the policy we send you.

ISSUING THE POLICY

A Park Avenue SVUL insurance policy must have basic sum insured coverage of at least $250,000. To issue a policy:

•	the insureds must be between 20 and 90 and meet our insurance requirements,

•	no more than one of the insureds can be in the uninsurable risk class, and

•	you must live in a state or jurisdiction in which we offer the policy.

If you are interested in replacing an existing policy with a Park Avenue SVUL Policy, we recommend that you speak with your lawyer or tax adviser first. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should replace your existing insurance only when you determine that the policy is better for you. The policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy this policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the policy until we have received an amount at least equal to the initial premium from your existing insurance company, the issuance of the policy may be delayed.

Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Park Avenue SVUL policy with the same benefits for men and women.

Backdating your policy

Under certain circumstances we will backdate your policy if you ask us to, giving you a policy date up to six months before the application was actually signed. Backdating your policy will only be allowed if it would allow you to qualify for a lower premium because the insureds were younger on an earlier policy date. On the date the policy is actually issued, we deduct the monthly deductions due from the backdated policy date to the issue date. In certain circumstances, we may also require an additional premium payment to put a backdated policy in force. We will not backdate a policy to a date before which the policy was available in the state of issue.

12	PROSPECTUS	ABOUT THE PARK AVENUE SVUL POLICY

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be an insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the policy unless ownership of the policy has been assigned to someone else. Except for transfers, all of the policy’s joint owners must approve policy transactions or changes in writing, including assigning ownership of the policy to someone else. When a joint policyowner dies, we will divide his or her share of the policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

If you want to change the policyowner, you must request it in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners. The change will be made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request. Changing the policyowner may have tax consequences.

If you are not an insured and die before the surviving insured, your estate (or if there had been joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the policy (a successor owner). If you are both the policyowner and the surviving insured, a successor owner may not be named, because the policy ends when you die.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the surviving insured dies. You can change the beneficiary until the insured dies. Also, you may name a ‘contingent’ beneficiary, who will receive the proceeds if the first beneficiary dies before the surviving insured, or a second or ‘concurrent’ beneficiary, who will receive a portion of the proceeds when the surviving insured dies. The beneficiary must live longer than the surviving insured to qualify as a beneficiary, and has no rights under the policy until the surviving insured dies. If the surviving insured outlives all of the beneficiaries named in the policy, then the policyowner or the policyowner’s estate becomes the beneficiary. If you want to change the beneficiary, you must give us your instructions in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

The Policyowner

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured.

The Beneficiary

The beneficiary is the person you name to receive the proceeds when the surviving insured dies.

ABOUT THE PARK AVENUE SVUL POLICY	PROSPECTUS	13

BENEFITS AND POLICY VALUES

ADDITIONAL SUM INSURED

If you choose death benefit Option 1 at issue, you may purchase an additional sum insured under the policy. This feature is only available at issue. If you wish to increase your face amount at any time thereafter, we will issue a new policy segment for the amount of the increase. See Increasing the face amount. The additional sum insured provides a level death benefit to age 100 of the younger insured. The amount of this coverage, if any, plus the basic sum insured are the two components of your policy’s initial face amount. The minimum additional sum insured amount you can purchase is $25,000; the maximum amount cannot exceed 400% of the basic sum insured.

Coverage provided by the additional sum insured will be treated like coverage provided by the basic sum insured. In particular:

•	it will affect the minimum death benefit under Section 7702 of the Internal Revenue Code; and

•	it will affect the calculation of premiums for determining whether the policy is a modified endowment contract.

See Deductions and charges; Death benefit options; and Tax considerations.

You should consider several factors in deciding whether to purchase coverage as basic sum insured or additional sum insured, including:

•	The additional sum insured has no additional surrender charges and the administrative charge is lower than the administrative charge for a comparable amount of basic sum insured.

•	Cost of insurance rates for the additional sum insured are the same as for the basic sum insured.

•	The target premium for the additional sum insured is zero.

•	The amount of premium charges you will pay may be less if you purchase coverage as additional sum insured, rather than basic sum insured.

•	If the coverage provided by the additional sum insured is greater than the coverage under the basic sum insured at issue, you cannot purchase the Guaranteed Coverage rider.

•	If you purchase an additional sum insured, you may not purchase coverage under the adjustable annual renewable term insurance rider.

You may purchase additional sum insured coverage only at issue and only if you select Option 1. If you change your death benefit option at any time, we will terminate the additional sum insured. Once terminated, the additional sum insured cannot be reinstated.

This option may not be available in all jurisdictions. Please check with your registered representative.

14	PROSPECTUS	BENEFITS AND POLICY VALUES

NO LAPSE GUARANTEE

The No Lapse Guarantee ensures that your policy will not lapse, even if high surrender charges, poor investment performance, or excess policy debt mean that the net cash surrender value of your policy is not enough to pay the policy’s monthly deductions on a monthly processing date. This guarantee is in effect for the first three years of your policy so long as the No Lapse Guarantee Premium Test is met.

To meet this test, as of the most recent monthly processing date, you must have paid at least as much into your policy (minus any withdrawals or policy debt) as the sum of minimum annual premiums up to this date, as stated on page 3 of your policy. To calculate your minimum annual premium for the current policy year, we multiply your minimum annual premium by a ratio equal to:

the number of completed policy months since the last policy anniversary plus 1
12

If you increase the face amount of your policy after the first policy year, your minimum annual premium will change, which in turn changes the amount that you must contribute in order to meet the No Lapse Guarantee Premium Test. As of the most recent monthly processing date, you must have paid at least as much into your policy (minus any withdrawals or policy debt) as the original minimum annual premium for the period up to the increase, plus the new minimum annual premium for the period after the increase in your policy’s face amount, multiplied by a ratio equal to:

the number of completed policy months since the increase plus 1
12

If your policy does not meet the No Lapse Guarantee Premium Test, and the cash value is insufficient to cover the monthly deduction, you will have a 61-day grace period from that date to make a required premium payment or loan repayment if there is outstanding policy debt. If you do not make the required payment, the policy will lapse.

DEATH BENEFIT OPTIONS

You have a choice of three death benefit options with this policy. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and potentially lower monthly deductions best fit your needs you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s face amount you should choose Option 2. If you want to recapture the premiums you have paid into the policy, you should choose Option 3.

Death benefit

options

You have a choice of three death benefit options with this policy. If a fixed amount of insurance coverage and potentially lower monthly deductions best fit your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s face amount you should choose Option 2. If you want to recapture the premiums you have paid into the policy, you should choose Option 3. See accompanying text for details.

BENEFITS AND POLICY VALUES	PROSPECTUS	15

Minimum death benefit

The minimum death benefit required under Section 7702 of the Internal Revenue Code on any monthly processing date is the policy account value multiplied by the death benefit factor shown in your policy.

Option 1

Under Option 1, your death benefit on any monthly processing date prior to the policy anniversary nearest the younger insured’s 100th birthday is the greater of:

•	the face amount; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, if your investments perform well or you contribute more than the minimum annual premium and the policy account value increases by a sufficient amount, then the net amount at risk will be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit on any monthly processing date prior to the policy anniversary nearest the younger insured’s 100th birthday is the greater of:

•	the face amount plus the policy account value, if positive, or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, your death benefit will vary based on your investment performance and the premiums you pay. Even if your investments perform poorly, your death benefit will never be lower than the face amount. The net amount at risk will not change unless we have to increase the death benefit to comply with Section 7702 of the Internal Revenue Code.

Option 3

Under Option 3, your death benefit on any monthly processing date prior to the policy anniversary nearest the younger insured’s 100th birthday is the greater of:

•	the face amount plus net accumulated premiums, or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, as under Option 1, if your investments perform well, or you contribute more than the minimum annual premium and the policy account value increases by a sufficient amount, then the net amount at risk will generally be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Regardless of which option you choose, after the policy anniversary closest to the younger insured’s 100th birthday, whether or not the younger insured is alive, the death benefit is the policy account value. The tax consequences of continuing the policy beyond the younger insured’s 100th birthday are unclear. You should consult a tax adviser for more information.

16	PROSPECTUS	BENEFITS AND POLICY VALUES

If you make a partial withdrawal from your policy between the most recent monthly processing date and the death of the insured, the death benefit under all options will be reduced by the amount of your withdrawal. Under Option 3, the death benefit will be increased by the amount of any premium paid between the most recent monthly processing date and the date of death of the insured.

To qualify as insurance under the Internal Revenue Code, all three options must pay at least the minimum death benefit required under Section 7702. We calculate this minimum using the Guideline Premium and Cash Value Corridor Test (Guideline Premium Test).

The minimum death benefit required on any monthly processing date is equal to the policy account value on that date multiplied by the death benefit factor shown in your policy.

CHANGING YOUR DEATH BENEFIT OPTION

On any policy anniversary you may change your death benefit option, as long as either insured is alive when we make the change. You must send us your instructions in writing at our customer service office. Such changes take effect on the policy anniversary following or coinciding with our receipt of the request. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

If you change the death benefit option, we will change the policy’s face amount to keep the death benefit the same immediately before and after the change.

We will not permit any change if it results in a reduction of the face amount below our minimum face amount, currently $250,000. We will not approve any request to change from Option 1 or Option 2 to Option 3.

Any increase is applied directly to the initial face amount. A decrease reduces coverage in the same manner as a requested face amount decrease. See Decreasing the face amount.

We won’t deduct a surrender charge or impose new surrender charges in connection with changes in the death benefit option.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your policy when we receive proof that the surviving insured has died while the policy was in effect. You must also provide us, at our customer service office, with due proof of the death of the first of the insureds to die as soon as death occurs, or as soon thereafter as is reasonably possible. If there is reason to dispute the policy, then we may delay the payment of death benefits. See Limits to GIAC’s right to challenge a policy.

BENEFITS AND POLICY VALUES	PROSPECTUS	17

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your policy.

Amounts in the Separate Account

Any net premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer or take a policy loan, or when we withdraw your monthly deduction, or make dollar cost averaging transfers. Based on the value of each share on the transaction date, we will sell the number of shares needed to cover the cost of that transaction. To reflect how investment performance affects policy account value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options. To calculate the value of your investment in a particular variable investment option, multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of the underlying mutual fund shares. We calculate the unit value for each variable investment option at the end of each business day. Note that you bear all risks associated with the investments in the Separate Account.

Policy account value

Your policy account value is the total value of the investments held in your policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any policy values that may be in the Loan Account or the Loan Interest Account as collateral for a policy loan. It is calculated as:

•	net premiums that you contribute to your policy; plus or minus

•	any profit or loss generated by your policy account value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Account and the loan interest account; minus

•	your total monthly deductions; minus

•	any partial withdrawals you’ve made, minus

•	any transfer charges.

Policy account value varies from day to day. We do not guarantee a minimum policy account value.

Cash surrender value and net cash surrender value

Cash surrender value is the policy account value minus any surrender charges. The amount of your surrender charge is based on the insureds’ ages, sexes, underwriting classes, the amount of the basic sum insured, and a number of actuarial assumptions. There are no surrender charges after your policy or any policy segment has been in effect for 9 years (in some cases the surrender charge period may be less than 9 years). Net cash

18	PROSPECTUS	BENEFITS AND POLICY VALUES

surrender value is the amount you would actually receive if you surrendered your life insurance policy. It is your policy account value minus any surrender charges and policy debt.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, policy loans, unfavorable investment performance, surrender charges and the ongoing monthly deduction can cause a policy’s net cash surrender value to drop below zero. Even if this happens, the policy will not lapse during the first three policy years if the No Lapse Guarantee is in effect and the No Lapse Guarantee Premium Test is satisfied. See No Lapse Guarantee. Certain rider benefits available under the policy may also prevent your policy from lapsing. See Appendix B.

Cash surrender

value and net cash

surrender value

Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy or any policy segment has been in effect for 9 years. The net cash surrender value is the amount you would actually receive if you surrendered your policy.

BENEFITS AND POLICY VALUES	PROSPECTUS	19

PREMIUMS, DEDUCTIONS AND CHARGES

PREMIUMS

Your policy will take effect once you have paid your initial premium, but not before your policy’s issue date. Once it has taken effect you decide the amount of your premium payments and when you want to make them. However, your premiums must meet certain requirements for your policy to remain in force, and all premiums are subject to our limitations on premiums. See Limitations on premiums.

Your initial premium must equal at least one sixth of your minimum annual premium. The minimum annual premium is outlined in your policy, and is used to calculate your initial premium and compliance with the No Lapse Guarantee Premium Test. If the policy is to be issued based on premium payments made through a pre-authorized checking plan (i.e., Guard-o-matic), the initial premium must equal two pre-authorized payments.

When you set up your policy, you must choose a planned premium. This is the premium that you intend to pay periodically. We will send you a reminder when your planned premium is due, annually, semi-annually or quarterly, as requested unless you are paying your premiums through a pre-authorized checking plan. You are under no obligation to pay this premium as long as the net cash surrender value is sufficient to pay the monthly deduction when due.

All premiums must be paid to GIAC’s customer service office. Each premium you pay must be at least $100, unless you are paying through a pre-authorized checking plan, in which case each premium must be at least $25. GIAC may accept lower premium amounts in accordance with its current administrative procedures. GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not deemed acceptable under these rules will not be credited to the policy, and will be handled in accordance with our administrative procedures then in effect. These procedures may include returning the premium payment to you or contacting you for further information. If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen. We reserve the right to refrain from allocating contributions to your selected investment options until we are notified by your bank that your check has cleared.

LIMITATIONS ON PREMIUMS

No premiums may be paid after the policy anniversary closest to the younger insured’s 100th birthday.

We may limit the amount that you can pay into your policy, including refusing or refunding premiums you pay, to attempt to preserve your policy’s treatment as life insurance under federal tax laws.

Under the guideline premium test, the maximum premium we will accept in any policy year is the greatest amount that will not violate Section 7702. We will refund to you any portion of a premium payment

20	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

that violates these section 7702 limits with interest at an annual rate of 6% within 60 days of receipt of such premium.

Crediting payments

When you make a payment towards your policy, we will credit it according to your instructions. If you do not provide specific instructions, we will use the payment:

•	first to repay any policy debt

•	then, as a premium payment.

We normally credit your payment and allocate the net premium as of the business day we receive it, as long as we receive it at our customer service office by the close of the business day, which is 4:00 p.m. New York time. However, any payments that we receive before your policy has been issued will be held in GIAC’s general account and credited on the policy issue date, and any payments that we receive after your policy has been issued that require additional underwriting will be held in GIAC’s general account and credited as of the date the underwriting process is complete. Interest earned in the general account accrues to the benefit of GIAC.

See How your premiums are allocated and Policy loans for specific information on how your payments are distributed among the fixed-rate and variable investment options.

How your premiums are allocated

When you make a payment towards your policy, the amount that remains after we deduct the premium charge (see Deductions and charges) is the net premium. We invest your net premiums in the fixed-rate and/or variable investment options according to your instructions. When net premiums have been invested they become part of your policy account value.

As part of your initial application, you tell us how you would like your net premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers, and the total must equal 100%. You may change how your net premiums are invested at any time by telling us in writing at our customer service office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your Registered Representative or calling 1-800-441-6455. See Transfers between the investment options for further information on PINs and telephone instructions. The change to your allocation instructions will be effective on and after the date we receive your instructions at our customer service office, but will not affect any existing policy values. To change the allocation of these amounts, you must effect a transfer. See Transfers between the investment options.

Currently you may invest your net premiums and policy account value in up to 20 different allocation options, although we reserve the right to change this number from time to time.

Investing net

premiums

When you make a payment towards your policy, the amount that remains after we deduct the premium charge is the net premium. We invest your net premiums according to your instructions. When net premiums have been invested, they become part of your policy account value.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	21

Default

During the first three years of your policy, it is protected from lapsing by the No Lapse Guarantee as long as the No Lapse Guarantee Premium Test is met. This feature guarantees that your policy will not lapse, even if its net cash surrender value is not enough to pay your policy’s monthly deduction on a monthly processing date. See No Lapse Guarantee.

If your policy does not meet this test, and your net cash surrender value isn’t enough to cover your monthly deduction (or you have borrowed too much — see below), you will have a 61-day grace period to make a required payment. We will tell you that your policy is in danger of lapsing, and the premium payment or loan repayment you must pay to keep it from lapsing, at least 30 days before the end of this grace period. If you must make a premium payment, the premium required will be the lesser of (i) the amount of the deficiency in the net cash surrender value, plus three times your policy’s current monthly deduction or (ii) the amount necessary for your policy to meet the No Lapse Guarantee Premium Test, plus one quarter of the minimum annual premium. If we do not receive the requested payment by the end of the 61-day grace period, the policy will lapse.

After the No Lapse Guarantee has ended, your policy will go into default if its net cash surrender value is less than the monthly deduction due at each monthly processing date. We will give you a 61-day grace period from the date of default to make a required payment. We will tell you that your policy is in danger of lapsing, and the premium or loan repayment you must pay to keep it from lapsing, at least 30 days before the end of this grace period. The required premium will be an amount equal to the difference between the monthly deduction due and the net cash surrender value, plus three times your policy’s current monthly deduction.

If we do not receive the required payment by the end of the 61-day grace period, your policy will lapse without value.

Your policy will also go into default if the amount of any unpaid policy loans and interest, which is your policy debt, exceeds the value of the investments in your policy, minus any surrender charges. We will then tell you that a loan repayment is required. Your policy will lapse 61 days from the default date if you do not make the required loan repayment. The required repayment will be the amount by which policy debt exceeds cash surrender value. If the surviving insured dies after we have mailed our notice that a loan repayment is due, but before the 61-day grace period is up, we will pay the beneficiary the policy’s death proceeds minus the unpaid policy debt.

Once your policy has lapsed it cannot be reinstated.

DEDUCTIONS AND CHARGES

GIAC makes various deductions and charges that are required to maintain your Park Avenue SVUL policy. These charges cover certain costs we incur with respect to the policies, including

•	the cost of underwriting, issuing and maintaining the policies, including preparing and sending billing notices, reports and

22	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

policyowner statements, communications with insurance agents and other overhead costs.

•	the risk that those insured under the policies may not live as long as we estimated when we issued the policy, and our administrative expenses may also be higher than expected.

•	the cost of paying death benefits, especially in the early policy years when the policy account value may be far below the death benefit we pay if the insured dies.

•	our sales and promotional expenses, commissions, and local, state and federal taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction.

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular policy. For example, the premium charge and the surrender charge may not cover all of our actual sales expenses for the policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed, or maximum, charge and a current charge. The guaranteed or maximum charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the maximum charge. We will tell you if we increase these charges. Once deductions and charges are taken from your policy they do not contribute to the value of your policy.

All of the deductions and charges are summarized and explained below. Contact our customer service office for more information about the deductions and charges. For information regarding compensation paid for the sale of the policies, see Distribution of the policies.

TRANSACTION FEES

When you ask us to make certain transactions, we will take a transaction deduction from your policy account value. Except as described differently below, we will make these deductions from your policy account value invested in the variable investment options until these are exhausted, and then from your fixed-rate option.

Premium charge

During each of the first 12 policy years after issue or after an increase in coverage, a charge of 8% is deducted from each premium you pay until you have paid one target premium in a policy year and 4% is deducted from premiums paid in excess of the target premium. After the 12th year, this charge drops to 4% for premiums paid in a policy year until you have paid one target premium in a policy year and no charge for premiums paid in excess of one target.

Your policy has a separate target premium for the initial face amount and for any additional coverage you have added through any increase in face amount (each separate face amount increase is referred to as a policy segment). The target premium amount depends upon the insureds’ ages,

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	23

underwriting classes and sex (unless gender-neutral rates are required by law.) The premium charge will be applied in the order that these policy segments were issued. In order to calculate your premium charge, we will allocate each premium you pay as follows:

•	first to your policy’s initial face amount, up to the target premium for that amount

•	then to any policy segments that are in force, in the order that they were purchased, up to the target premium for each policy segment

•	then proportionately, based on the target premium, among the initial face amount and any policy segments that are in force.

Surrender charge

During a period of time that will not exceed the first 9 policy years of the initial face amount and each policy segment, we impose a surrender charge if you:

•	surrender your policy, or

•	let your policy lapse.

The period during which the charge will be imposed depends on the age of the younger insured when the policy is issued or the face amount increased. Surrender charges range from $2.74 to $51.30 per $1,000 of the basic sum insured. Your policy’s surrender charges are set forth on page 3 of your policy. We will make this deduction from your policy account value invested in the variable investment options, until these are exhausted, and then from your fixed-rate option.

The initial surrender charge is the surrender charge you will pay if you surrender your policy or your policy lapses before the first policy anniversary or first anniversary of a face amount increase. The initial surrender charge is shown in your policy and is based on the insureds’ ages, sexes, and underwriting classes, the basic sum insured, and a number of actuarial assumptions. The surrender charge grades down each policy year over a maximum of 9 years as shown in the following chart:

	Grade down of Initial Surrender Charge Upon Lapse or Surrender in the Indicated Year of Coverage BASED ON ISSUE AGE OF YOUNGER INSURED
Coverage Year	Up to age 60	61	62	63	64	65	66	67	68	69	Age 70 & over
1	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
2	88.9%	88.8%	88.6%	88.5%	88.4%	88.2%	88.1%	88.0%	87.8%	87.7%	87.5%
3	77.8%	77.5%	77.3%	77.0%	76.7%	76.5%	76.2%	75.9%	75.6%	75.3%	75.0%
4	66.7%	65.7%	64.8%	63.8%	62.8%	61.8%	60.7%	59.6%	58.5%	57.4%	56.3%
5	55.6%	53.9%	52.3%	50.6%	48.8%	47.1%	45.2%	43.4%	41.5%	39.5%	37.5%
6	44.4%	42.1%	39.8%	37.4%	34.9%	32.4%	29.8%	27.1%	24.4%	21.6%	18.8%
7	33.3%	30.3%	27.3%	24.1%	20.9%	17.6%	14.3%	10.8%	73.%	3.7%	0.0%
8	16.7%	12.9%	9.1%	5.2%	1.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
9	5.6%	1.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
10+	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

(all percentages rounded to nearest 0.1%)

Example: Assume the younger insured is 45 years old when the policy is issued and your initial surrender charge is $1,000. The policy has no additional policy segments. If you surrender your policy during the first policy year you would pay 100% of the initial surrender charge, or $1,000. If you surrendered your policy in the fourth policy year, you would pay 66.7% of the initial surrender charge, or approximately $667.00. If you surrender your policy in the ninth policy year you would pay 5.6% of the initial surrender charge, or approximately $56.00.

24	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

We do not reduce or deduct the surrender charge upon a change in death benefit option or upon a partial withdrawal. In addition, we do not reduce or deduct the surrender charge if you reduce or eliminate your coverage under a term rider, or reduce your face amount. The surrender charge shown on page 3 of your policy remains in effect until you either surrender your policy for its net cash surrender value or the policy lapses, at which time the surrender charge will be deducted, or until the expiration of the applicable surrender charge period.

A separate surrender charge is also calculated for each new policy segment, based on the coverage it provides and the insureds’ ages, sexes, and underwriting classes when it is added to your policy. This means that the total surrender charges under your policy will be the sum of the different surrender charges for your initial face amount and each policy segment. The surrender charge compensates us for administrative and sales-related expenses.

After we deduct any applicable surrender charge, a policy’s net cash surrender value may be zero, particularly in the early policy years.

Transfer charge

You may transfer your policy account value among the allocation options. If you make more than 12 transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount for our processing costs.

We will not deduct a transfer charge when:

•	you make multiple transfers under your policy’s dollar cost averaging feature

•	you transfer amounts as part of taking or repaying a policy loan, or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

PERIODIC FEES

Monthly deductions from the policy account value

We deduct from the policy account value, on the same date each month, amounts to cover administrative costs, the cost of insuring the insured, the mortality and expense risk charge and the cost of any riders. These deductions are made proportionately from your policy account value in the fixed-rate and variable investment options. We do not make these monthly deductions after the policy anniversary closest to the younger insured’s 100th birthday.

Administrative charges

We deduct a monthly charge of $7.50.

Monthly

deductions

We deduct from the policy account value, on the same date each month, amounts for administrative costs, the cost of insuring the insured, the mortality and expense risk charge and any riders. These deductions are made proportionately from your investments in the fixed-rate and variable investment options.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	25

Cost of insurance

charge

This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies.

We also deduct a monthly charge based on the basic sum insured portion of the face amount on each monthly processing date for the first 12 policy years after issue or after any increase in face amount. The amount of this charge depends on the younger insured’s age, sex and underwriting class when the policy is issued or the face amount is increased. This charge is not reduced if you decrease your face amount.

The charge will range from $0.09 to $0.65 per $1,000 of the basic sum insured. Your policy’s charge is set forth in your policy.

There is also a charge of $0.01 per $1,000 of the amount of the additional sum insured and $0.01 per $1,000 of the amount of the survivorship adjustable annual renewal term rider, if applicable, per month for the first 12 years after issue.

Mortality and expense risk charge

We deduct this charge based on the policy account value in the variable investment options. Through the twelfth policy anniversary, we deduct a monthly charge at a current annual rate of 0.60% of the policy account value in the variable investment options. Starting in the thirteenth policy year, we deduct a monthly charge at a current annual rate of 0.40% of the policy account value in the variable investment options, up to the account value breakpoint, and 0.20% on the amount in excess of the account value breakpoint. The account value breakpoint is equal to $100,000 less any policy account value allocated to the fixed-rate option, but not less than zero. This charge is guaranteed never to exceed the current charge stated above plus 0.25% of the policy account value.

Cost of insurance charge

This charge is based on our cost of insurance rates for insured people of the same age, sex, duration, and underwriting class as each insured. Any additional rating charges which are applied to the insureds because either does not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The maximum that we can charge for each $1,000 of net amount at risk is set out in your policy and is based on the 1980 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. Our current cost of insurance rates are lower than the guaranteed maximum.

We calculate the cost of insurance charge by multiplying your policy’s net amount at risk each month by the current cost of insurance rate that applies to the insureds, and dividing the result by $1,000. The net amount at risk reflects the difference between the death benefit and the policy account value. The net amount at risk is affected by investment performance, loans, payments of premiums, fees and charges under the policy, death benefit option chosen, partial withdrawals, and decreases in face amount. Your policy’s cost of insurance charge is calculated before the calculation of the administrative charges, the mortality and expense risk charge and the cost of any additional benefit riders. A cost of insurance charge is determined separately for the basic sum insured, additional sum insured, each policy segment, and any survivorship adjustable annual renewable term coverage.

26	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

After the first policy year, we may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed maximum rate listed in your policy.

Charges for additional insurance benefits

If you acquire additional insurance benefits by buying one or more riders to the policy, we will deduct rider costs. We deduct these from the policy account value monthly. Any charges applicable to your policy will be indicated in the “Policy Data” section of your policy.

OTHER DEDUCTIONS FROM POLICY ACCOUNT VALUE

Interest on policy loans

If you have outstanding policy debt, we charge simple interest that accrues daily at an annual rate of 5%, payable in arrears until the 20th policy anniversary. After this the annual rate falls to 4.5% for all existing and new policy loans. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to the Loan Account. We transfer the required amount from the Loan Interest Account to the Loan Account. If the amount in the Loan Interest Account is not sufficient to cover the loan interest due, any deficiency will be transferred proportionately from the amounts in the variable investment options and the fixed-rate option.

Deductions from the Separate Account

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment options, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and deductions tables of this prospectus and described in more detail in each fund’s prospectus.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	27

YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your premiums are allocated. There are several variable investment options and a fixed-rate option. You may choose up to 20 allocation options at any time.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your net premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for the portion of your policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your net premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 38 investment divisions, each corresponding to a mutual fund or a series of a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on September 23, 1999 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws. Our Separate Account is registered with the SEC as a unit investment trust — a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where the company is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets. GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy account values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC’s direct contributions to the Account, accumulated charges for mortality and expense risks or the

28	PROSPECTUS	YOUR ALLOCATION OPTIONS

investment results attributable to GIAC’s retained assets. Because such retained assets do not support policy account values, GIAC may transfer them from the Separate Account to its general account.

Each mutual fund is described briefly below. Complete information can be found in the accompanying fund prospectuses.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. For more information see Rights reserved by GIAC, and the prospectuses for the individual mutual funds.

Investment objectives and policies of the funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund. There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds that accompany this prospectus. You should read these prospectuses carefully, consider the investment objectives, risks, fees and charges, and keep them for future reference. The AIM, AllianceBernstein, Davis, Fidelity, Gabelli, Janus, MFS, and Value Line funds are not affiliated with GIAC.

YOUR ALLOCATION OPTIONS	PROSPECTUS	29

Variable investment options

Fund	Investment objectives	Typical investments	Investment Adviser
RS Core Equity VIP Series	Seeks long-term capital appreciation	Growth and value stocks	RS Investment Management Co. LLC (RS Investment Management) 388 Market Street San Francisco, CA 94111
RS S&P 500 Index VIP Series	Seeks to track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”)	Common stocks of companies in the S&P 500 Index, which emphasizes large U.S. Companies	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, NY 10004
RS Asset Allocation VIP Series	Long-term total investment return consistent with moderate investment risk.	Primarily, U.S. common stocks and convertible securities, investment grade bonds and other debt obligations, and cash and money market instruments. The Series currently operates primarily as a “fund of funds” by investing in other series of RS Variable Products Trust. The Series also may invest in individual securities.
RS High Yield Bond Fund VIP Series	Seeks current income; capital appreciation is a secondary objective.	Primarily, securities, including high-yield corporate bonds, convertible bonds, and other debt securities, that are rated below investment grade by nationally recognized statistical ratings organizations at the time of purchase or, if unrated, have been determined by the sub-adviser of the Series to be of comparable quality.
RS Low Duration Bond VIP Series	Seeks a high level of current income consistent with preservation of capital.	Investment grade securities, such as corporate bonds, mortgage-backed and asset-backed securities and obligations of the U.S. government and its agencies
RS Large Cap Value VIP Series	Seeks to maximize total return, consisting of capital appreciation and current income.	Primarily, equity securities of U.S. large-capitalization companies at the time of initial purchase.	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111 UBS Global Asset Management (Americas) Inc. (Sub-adviser) One North Wacker Drive Chicago, Illinois 60606
RS Partners VIP Series	Seeks long-term growth.	Principally, equity securities of companies with market capitalizations up to $3 billion that the adviser believes to be undervalued.	RS Investment Management 388 Market Street San Francisco, CA 94111
RS Investment Quality Bond VIP Series	Seeks to secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Primarily, investment grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111 Guardian Investor Services LLC (Sub-Adviser) 7 Hanover Square New York, NY 10004
RS Money Market VIP Series (formerly the RS Cash Management VIP Series)	Seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity.	Primarily U.S. dollar-denominated, high-quality, short-term instruments.

30	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund	Investment objectives	Typical investments	Investment Adviser
RS International Growth VIP Series	Seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Primarily long-term investments in businesses that the sub-sub-adviser believes are well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace.

RS Investment Management
(Adviser)

388 Market Street

San Francisco, CA 94111

Guardian Baillie Gifford Limited
(Sub-Adviser)

Baillie Gifford Overseas Limited
(Sub-sub-adviser)

Calton Square, 1 Greenside Row

Edinburgh, EH1 3AN, Scotland

RS Emerging Markets VIP Series	Seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Primarily long-term investments in businesses that the sub-sub-adviser believes are well-managed, quality businesses that enjoy sustainable competitive advantages in their marketplace.
RS Small Cap Core Equity VIP Series	Seeks long-term capital appreciation	Principally equity securities of small-capitalization companies at the time of initial purchase.	RS Investment Management 388 Market Street San Francisco, CA 94111
Gabelli Capital Asset Fund	Growth of capital; current income is a secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers	Gabelli Funds, LLC (Gabelli) One Corporate Center Rye, New York 10580-1422
AIM V.I. Capital Appreciation Fund (Series 1)	Growth of capital	Common stocks	A I M Advisors, Inc. (AIM) 11 Greenway Plaza, Suite 100 Houston, Texas 77046-1173
AIM V.I. Utilities Fund (Series I)	Capital growth and current income	Equity securities and equity-related instruments of companies engaged in the utilities-related industries
AIM V.I. Core Equity Fund (Series 1)	Growth of capital	Equity securities including convertible securities of established companies
AllianceBernstein Growth & income Portfolio (Class B)	Long-term growth of capital	Dividend paying common stocks of good quality	AllianceBernstein LP (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein Large Cap Growth Portfolio (Class B)	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth
AllianceBernstein Global Technology Portfolio (Class B)	Long-term growth of capital	Securities of companies that use technology extensively in the development of new or improved products or processes
AllianceBernstein Value Portfolio (Class B)	Long-term growth of capital	Diversified portfolio of equity securities
Davis Financial Portfolio	Long-term growth of capital	Common stocks of financial companies	Davis Selected Advisers, LP (Davis) 2949 East Elvira Road, Suite 101 Tucson, Arizona 85706
Davis Real Estate Portfolio	Total return through a combination of growth and income	Securities issued by companies that are “principally engaged” in real estate
Davis Value Portfolio	Long-term growth of capital	U.S. common stocks of companies with at least $10 billion market capitalization
Fidelity VIP Contrafund® Portfolio (Service Class 2)	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued	Fidelity Management & Research Company (Fidelity) 82 Devonshire Street Boston, MA 02109
Fidelity VIP Equity-Income Portfolio (Service Class 2)	Reasonable income; also considers potential for capital appreciation	Income-producing equity securities
Fidelity VIP Growth Opportunities Portfolio (Service Class 2)	Capital growth	U.S. and foreign common stocks
Fidelity VIP Mid Cap Portfolio (Service Class 2)	Long-term growth of capital	Common stocks with medium market capitalization, both U.S. and foreign

YOUR ALLOCATION OPTIONS	PROSPECTUS	31

Variable investment options

Fund	Investment objectives	Typical investments	Investment Adviser
Janus Aspen Forty Portfolio (Institutional Shares)	Long-term growth of capital	Pursues its objective by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential. The portfolio may invest in companies of any size, from larger well-established companies to small emerging growth companies. Within the parameters of its specific investment policies, the portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4928
Janus Aspen Large Cap Growth Portfolio (Institutional Shares)	Long term growth of capital in a manner consistent with preservation of capital	Invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large-sized companies (those whose market capitalization falls within the range of companies in the Russell 1000® Index, at the time of purchase.). Within the parameters of its specific investment policies, the portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.
Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)	Long-term growth of capital	Invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies (those whose market capitalization falls within the range of companies in the 12 month average of the capitalization range of the Russell Midcap Growth Index, at the time of purchase. Within the parameters of its specific investment policies, the portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	Long term growth of capital in a manner consistent with preservation of capital	Invests primarily in common stocks of companies of any size located throughout the world. Normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

32	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund	Investment objectives	Typical investments	Investment Adviser
MFS Emerging Growth Series (Initial Class)	Capital appreciation	Common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts for those securities of emerging growth companies of any size	MFS Investment Management (MFS) 500 Boylston Street Boston, MA 02116
MFS Investors Trust Series (Initial Class)	Capital appreciation	Common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts issued by U.S. and foreign companies
MFS New Discovery Series (Initial Class)	Capital appreciation	Equity securities of companies that offer superior prospects for growth, both U.S. and foreign
MFS Research Series (Initial Class)	Capital appreciation	Equity securities of companies both U.S. and foreign believed to possess favorable prospects for long-term growth
MFS Total Return Series (Initial Class)	Total return	Broad list of securities, including a combination of equity and fixed-income, both U.S. and foreign
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System	Value Line, Inc. (Value Line) 220 East 42nd Street New York, NY 10017
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System, bonds and money market instruments

Some investment advisers (or their affiliates) may pay GIAC or GIS compensation for administration, distribution or other services provided with respect to the funds and their availability through the Policy. Currently, these advisers include MFS, AIM, Fidelity, Davis, Gabelli, AllianceBernstein, Janus, and Value Line. The amount of this compensation currently ranges from .05% to .45% of the assets of the fund attributable to the Policies issued by GIAC. GIAC or GIS may also receive 12b-1 fees from a fund. Currently, GIAC or GIS receives 12b-1 fees ranging from .08% to .40% of the assets of the fund attributable to the Policies issues by GIAC from funds sponsored by Fidelity and Value Line.

These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Policyowners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the policies, and, in our role as an intermediary, the funds. We may profit from these payments.

The funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the policies.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We

YOUR ALLOCATION OPTIONS	PROSPECTUS	33

Fixed-rate option

The net premiums or policy account value you allocate to the fixed-rate option earn a set rate of interest. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your policy resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

All of the Funds are also available to other separate accounts supporting certain GIAC variable life insurance policies and variable annuity contracts. It is possible that certain conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts. In the event of a conflict, GIAC may take action to protect policyowners (See the prospectuses for the Funds for more information about potential conflicts of interest).

A more detailed description of the investment objectives policies, charges, risks and expenses of the Funds may be found in the prospectuses for the Funds. You should read these prospectuses carefully and keep them for future reference.

The funds mentioned above may not be available in all states. Please contact your registered representative for more information.

THE FIXED-RATE OPTION

The net premiums you allocate to the fixed-rate option earn a set rate of interest. You may allocate some or all of your net premiums to the fixed-rate option, and may transfer some or all of your investments in the variable investment options into the fixed-rate option. There are restrictions on making transfers out of the fixed-rate option. See Transfers between the investment options. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

34	PROSPECTUS	YOUR ALLOCATION OPTIONS

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your net premiums and any loan repayments that you have allocated to this option, plus

•	any amounts that you have transferred to this option from the variable investment options, plus

•	the interest paid on your policy account value in this option, minus

•	any deductions, withdrawals or transfers from the fixed-rate option, including applicable charges.

Because different interest rates may be in effect as you make transfers and contributions, your effective interest rate at any time may be a weighted average of the different rates which apply to the portions of your policy account value in the fixed-rate option. Interest accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 4%. Interest rates may be changed at any time in our discretion. We are not obliged to pay more than 4% in interest, although we may choose to do so. Deductions from the fixed-rate option are made from amounts in the fixed-rate option in the order in which they were added, beginning with amounts held there the longest.

YOUR ALLOCATION OPTIONS	PROSPECTUS	35

SPECIAL FEATURES OF YOUR POLICY

Policy loans

While the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan.

POLICY LOANS

While either insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan. Your policy’s loan value is:

•	90% of the cash surrender value of your policy on the date we receive your written request, minus

•	the amount of any outstanding policy debt, minus

•	any interest due at the next policy anniversary on the outstanding policy debt, minus

•	any interest that will be due at the next policy anniversary on the amount being borrowed.

The minimum loan amount is $500, or your policy’s loan value, whichever is less. We will normally pay loan proceeds to you within seven days of receiving your request (see Policy proceeds for exceptions to this general rule).

We will not process any loan request that does not specify the variable investment options from which the loan should be taken, or that exceeds the amount available.

When taking out a policy loan, you should consider:

•

amounts transferred out of the variable and fixed-rate options and into our loan account are no longer affected by the investment experience, positive or negative, or interest crediting, of those allocation options

•	as a result, taking a policy loan will have a permanent effect on your policy account value, even after the loan is repaid in full

•	the amount of your policy that is available for withdrawal or surrender, and your policy’s death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any policy debt

•

if your policy is considered to be a modified endowment contract under the Internal Revenue Code, there may be tax consequences associated with taking a policy loan. See Tax considerations for a discussion of modified endowment contracts and the effects on policy loans.

When you request a loan, we will first transfer the amount requested from the policy account value in the variable investment options that you specify in your request to our loan account. If the amount of the loan requested exceeds the policy account value in all variable investment options, we will transfer the excess from your policy account value in the fixed-rate option into our loan account.

The investments in the loan account will earn interest at a minimum annual rate of 4%. We credit this interest monthly to the loan interest account.

36	PROSPECTUS	SPECIAL FEATURES

Interest on your policy loan

We charge simple interest that accrues daily at an annual rate of 5% on all outstanding policy debt, payable in arrears, until the 20th anniversary of your policy. After this, the annual rate falls to 4.5% for all existing and new policy loans. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to the loan account.

We transfer the required amount from the loan interest account to the loan account. After the transfer, any amount remaining in the loan interest account is transferred to the variable investment options and the fixed-rate option in accordance with the current premium allocation instructions. If the amount in the loan interest account is not sufficient to cover the loan interest due, any deficiency will be transferred proportionately from the amounts in the variable investment options and the fixed-rate option.

Repaying your policy loan

Except for required loan repayments, you may repay all or part of any outstanding policy debt at any time while the insured is alive and the policy is in force. The minimum loan repayment amount is $100 or the outstanding balance of your policy debt, whichever is lower.

If the surviving insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any policy debt. If you do, we will then increase the amount payable to the beneficiary by the amount of your repayment.

Except for required loan repayments (see below), we will apply a loan repayment first to the payment of loan interest due but not yet capitalized, then to reduce amounts in the loan account and then to policy interest accrued since the last policy anniversary but not yet due. We credit any repayment applied to reduce amounts in the loan account to the variable investment options and the fixed-rate option according to your current allocation instructions. The amount credited to the fixed-rate option will earn the interest rate in effect at that time until the next policy anniversary.

Transfers under your policy that are made in connection with policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than premium payments.

If, on any monthly processing date, you owe more in loans and interest than your cash surrender value, we will notify you that a loan repayment is required for your policy to remain in force. Your policy will lapse without value 61 days after the default date set out in our notice if we do not receive a payment equal to the amount by which your policy debt exceeds the cash surrender value on the monthly processing date in question.

Interest on

policy loans

We charge interest at an annual rate of 5% on all outstanding policy debt, payable in arrears, until the 20th anniversary of your policy. After this, the annual rate falls to 4.5% for all existing and new policy loans.

SPECIAL FEATURES	PROSPECTUS	37

Decreasing the

face amount

On and after the first policy anniversary, you may request a reduction in your policy’s face amount, which is the guaranteed minimum amount your policy will pay at death or maturity.

Increasing the face amount

On any policy anniversary up to and including the anniversary closest to the younger insured’s 70th birthday, you may request an increase in your policy’s face amount.

If the surviving insured dies after we have sent this notice, but before the 61 days are up, we will pay the beneficiary the death benefit proceeds, minus any policy debt and unpaid interest.

There may be adverse tax consequences if your policy lapses and you have outstanding policy debt.

DECREASING THE FACE AMOUNT

On and after the first policy anniversary, you may request a reduction in the policy’s face amount, which is the guaranteed minimum amount your policy will pay at death. To do this we require that:

•	you make your request in writing and we receive it at our customer service office

•	at least one insured is alive when we receive your request

•	the reduction is at least $5,000 unless it is caused by a partial withdrawal, in which case the partial withdrawal rules apply, and

•	the new face amount is not lower than our minimum face amount, currently $250,000.

A reduction in face amount can only take effect on a monthly processing date. This means that we will reduce your face amount on the monthly processing date coinciding with or next following the date we approve your request.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax law limits on what you can put into the policy. In these cases, you may need to have a portion of the policy’s cash value paid to you to comply with federal tax law.

INCREASING THE FACE AMOUNT

Provided both insureds are living, on any policy anniversary up to and including the anniversary closest to the younger insured’s 70th birthday, you may ask us to increase your policy’s face amount. To do this we require that:

•	you make your request in writing and we receive it at our customer service office at least 30 days before your policy anniversary

•	at the time of the increase, the younger insured must be at most age 70 and the other insured at most age 90

•	you prove that the insureds meet our insurance requirements, and

•	the increase be at least $10,000.

If we approve the increase, it will take effect on the policy anniversary on or after we receive the request, provided the insureds are alive on that date. We’ll send you revised policy pages reflecting the changes to your policy.

38	PROSPECTUS	SPECIAL FEATURES

An increase in face amount will be accompanied by a cost of insurance charge for the increase, and new surrender charges. Increasing the face amount also may have tax consequences, including possibly causing your policy to be considered a modified endowment contract under the Internal Revenue Code.

PARTIAL WITHDRAWALS

After the first policy year, you may withdraw part of your policy’s net cash surrender value. You must make your request for withdrawal in writing, and at least one insured must be alive when you make the withdrawal. The minimum partial withdrawal is $500. We have the right to limit the number of partial withdrawals you make in a policy year to 12.

If we approve your request, it will be effective as of the business day we receive it at our customer service office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule see Policy proceeds. We will not approve or process a partial withdrawal if:

•	your remaining net cash surrender value would be insufficient to cover three times the most recent monthly deduction, or

•	you have chosen death benefit Option 1 or Option 3 and the partial withdrawal would cause your policy’s face amount to fall below our minimum face amount, or

•	you do not specify the variable investment options from which the withdrawal is to be deducted.

We will tell you if these conditions apply.

A partial withdrawal will reduce your policy account value by the amount of the partial withdrawal. In addition the face amount will be reduced by the amount of any partial withdrawal that exceeds the reduction-free partial withdrawal amount. The reduction-free partial withdrawal amount is the maximum withdrawal that you can take, without triggering a reduction in your face amount. So if you wish to make a partial withdrawal that does not reduce your face amount, you should make a reduction-free partial withdrawal. The amount of your reduction-free partial withdrawal depends on the death benefit option in effect. If you have increased your policy’s face amount by adding policy segments, we will reduce the face amount starting with the most recent policy segment and ending with the additional sum insured and the basic sum insured, in that order. See Decreasing the face amount.

We deduct the amount of your withdrawal from the policy account value attributable to the variable investment options that you specified in your request. If the partial withdrawal request exceeds the policy account value attributable to all variable investment options, we will deduct the excess amount from the policy account value attributable to the fixed-rate option.

The tax consequences of making partial withdrawals are discussed under Tax Considerations.

Partial

withdrawals

After the first policy year, you may withdraw part of your policy’s net cash surrender value. The minimum partial withdrawal is $500.

SPECIAL FEATURES	PROSPECTUS	39

Surrendering your

policy

You may surrender your policy for its net cash surrender value while the insured is alive. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request.

Transfers

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500 or, if lower, the total amount you have invested in the option from which you are transferring funds.

SURRENDERING YOUR POLICY

You may surrender your policy for its net cash surrender value while either insured is alive. We will calculate your policy’s net cash surrender value as of the close of the business day we receive your written request, which must include your policy, or an acceptable affidavit confirming that you’ve lost your policy, at our customer service office. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request. Your policy’s net cash surrender value will be calculated as follows:

•	your policy account value, including any amount held in the Loan Account and Loan Interest Account, minus

•	any surrender charges, minus

•	any outstanding policy debt.

Your total surrender charges will be the total of the surrender charges for the initial face amount and for any policy segments. See Deductions and charges.

EXAMPLE

Surrender in policy year 5

Male insured, Age 50; Female insured, Age 45

Male: Preferred Plus Underwriting Class

Female: Preferred Plus Underwriting Class

Face Amount: $500,000

Annual Policy Premium: $4,696

Assuming, 6% hypothetical gross return: (5.13% net return)
(See Appendix A)

Policy Account Value	$19,103

Surrender Charge	2,331

Policy Debt	0

Net Cash Surrender Value	$16,772

All insurance coverage will end on the day we calculate your policy’s net cash surrender value. For a discussion of the tax consequences of surrendering your policy, see Tax considerations.

TRANSFERS BETWEEN THE INVESTMENT OPTIONS

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the business day on which we receive your instructions, either in writing or by telephone. You can request a transfer by writing to our customer service office or by calling 1-800-441-6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN).

40	PROSPECTUS	SPECIAL FEATURES

If you did not request a PIN at the time of application, you may do so by contacting your Registered Representative or calling 1-800-441-6455.

If we receive your written or telephonic transfer request on a business day before the close of business, you will receive that day’s unit values. Telephone transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a personal security code for the policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, by establishing a PIN you bear the risk of, and agree to indemnify us and hold us harmless against, any liability from acts or omissions, including any loss, expense, mistake, misinstruction, mistransmission or cost arising out of any unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

Your net premium and policy account value may not be invested in or allocated to more than twenty of our allocation options at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. If you make more than twelve transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term policyowners by maintaining policies and procedures to discourage frequent transfers among

SPECIAL FEATURES	PROSPECTUS	41

Information Sharing

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies applicable to that fund.

investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	imposing a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer

42	PROSPECTUS	SPECIAL FEATURES

limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan

SPECIAL FEATURES	PROSPECTUS	43

Dollar cost

averaging

Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your policy account value out of the fixed-rate option once each policy year. We must receive your request within 30 days of your policy anniversary. If we receive your request in the 30 days before your policy anniversary, we will make the transfer on your policy anniversary. If we receive your request in the 30 day period after your policy anniversary, we will make the transfer on the business day we receive your request. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

When you request a transfer from the fixed-rate option, the amounts that you have held in the fixed-rate option longest will be withdrawn first.

The maximum that you may transfer out of the fixed-rate option each policy year is either 33 1/3% of your allocation in the fixed-rate option on the policy anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from The Guardian Cash Fund to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging, you purchase more units in the variable investment options when their share prices are lower, and fewer units when prices are higher. In this way, dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made. However, this strategy cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

More detailed information concerning our dollar cost averaging program is available upon request from our customer service office.

44	PROSPECTUS	SPECIAL FEATURES

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the surviving insured is determined as explained under Death benefit options, and is payable when we receive proof that both insureds have died while the policy was in effect. It is calculated as follows:

•	the death proceeds based on the death benefit option in effect as of the monthly processing date immediately preceding the surviving insured’s death, plus

•	the proceeds of any coverage you have added to your policy through riders, plus

•	if you have chosen death benefit Option 3, any premiums paid between the monthly processing date and the surviving insured’s date of death, minus

•	as of the date of the surviving insured’s death, any outstanding policy debt, minus

•	as of the date of the surviving insured’s death, the lesser of:

•	any premium required under the No Lapse Guarantee; or

•	the amount required to bring the cash surrender value up to zero,

•	and minus any partial withdrawals between the monthly processing date and the surviving insured’s date of death.

We may adjust the death proceeds paid to the beneficiaries if:

•	the age or sex of an insured listed on the policy application is incorrect

•

an insured commits suicide within two years of the policy issue date, a change in the face amount, or the date a change in the death benefit from Option 1 or Option 3 to Option 2 takes effect (but only for any increase in the death benefit over your policy’s face amount that was a result of the change)

•	there are limits imposed by riders to the policy.

If the younger insured has or would have reached the attained age of 100 or older, the death proceeds will be the policy account value minus any policy debt as of the surviving insured’s date of death.

The amount of all other transactions will be calculated as of the end of the business day on which we receive the necessary instructions, information or documentation at our customer service office.

If the proceeds are being taken from your policy account value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable, or

SPECIAL FEATURES	PROSPECTUS	45

Exchanging a

policy

You may exchange all or a portion of your Park Avenue SVUL policy for a level premium fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

•	when one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares.

We will pay interest on the death proceeds as required by state law.

If the proceeds are from your policy account value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest of at least 3% per year on payments that we delay for 30 days or more. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option and Certain restrictions on payments under the policy.

EXCHANGING A POLICY

Exchange for Fixed-Benefit Whole Life Insurance Option

At any time prior to the second policy anniversary, you have the right to exchange all or a portion of your Park Avenue SVUL policy for a level premium fixed-benefit whole life policy on the lives of the insureds issued by us or our affiliate, Guardian Life, without having to prove that the insureds meet our insurance requirements. Once exercised, this right terminates. Under the new policy, your policy value will be held in the issuer’s general account. Your face amount cannot exceed the face amount of this policy on the date you make the exchange nor be less than the minimum face amount under GIAC’s or its affiliate’s rules. If you exchange a portion of the face amount, the face amount remaining must meet GIAC’s minimum face amount requirements. The insureds’ ages when the Park Avenue SVUL policy took effect will also be carried over. Before you can make any exchange, however, you must repay any outstanding policy debt on your Park Avenue SVUL policy, and all due monthly deductions must be paid. See your policy for details. Both insureds must be alive on the date of the exchange.

The exchange may result in a cost or credit to you. The exchange cost or credit is the greater of (a) or (b) where:

• (a)	is the cumulative premiums for the new policy (i.e., the premiums that would have been paid to the date of exchange if the new policy had been in force from the policy date) accumulated at an annual interest rate of 6%, less the pro-rata portion of the cumulative premiums for this policy (i.e., the actual premiums paid for this policy to the date of the exchange) applicable to the face amount exchanged accumulated at an annual interest rate of 6%; and

• (b)	is the cash value of the new policy, less the pro-rata portion of this policy’s net cash surrender value on the exchange date applicable to the face amount exchanged.

For purposes of calculating cumulative premiums for this policy under (a) above, any withdrawals from the policy will be deducted from the sum of the total premiums paid to date.

46	PROSPECTUS	SPECIAL FEATURES

If this amount is greater than zero, you must pay the exchange cost to the issuing company. If this amount is less than zero, the issuing company will pay an exchange credit to you.

The new policy will be issued and effective either on the business day that we receive your written exchange request at our customer service office along with your policy, or on the date that any exchange cost is received by the issuer of your new policy, whichever is later.

Additional rider benefits are available only if you provide the issuer of your new policy with satisfactory evidence of insurability for the insureds, and will be subject to the issuing company’s rules on the exchange date.

Exchange for Fixed Benefit Paid-Up Insurance Option (Available in New York Only)

On any policy anniversary, you may elect the Fixed Benefit Paid-Up Insurance Option. To be eligible for this option, we must receive your written request to elect this option at our customer service office on or within 30 days prior to a policy anniversary, the insureds must be living, and the policy must have a cash surrender value.

If you elect this option, we will transfer your policy account value to the general account. If any policy debt is outstanding, you may apply a portion of the policy account value to repay the policy debt. Any policy debt still outstanding on the date this option takes effect will continue as policy debt under this option with the same rate of interest. You may not make further premium payments under this option and any riders attached to the policy will be cancelled.

This option provides a level death benefit. The death benefit will be the amount the net cash surrender value, if policy debt is being repaid, otherwise the cash surrender value, will purchase as a net single premium at the insureds’ attained ages, sexes and underwriting classes.

The Fixed Benefit Paid-Up Insurance Option will have a cash value and a policy loan value. We will send you policy pages reflecting the table of guaranteed values. The death benefit under this option will be reduced by the amount of any outstanding policy debt. The cash value and the death benefit will be reduced after a partial withdrawal. The new death benefit will be the current death benefit multiplied by the ratio of the cash value after the partial withdrawal to the cash value before the partial withdrawal. No monthly administration charges will be deducted when this option is in effect. We will send you policy pages reflecting the new values.

You should consult with legal and tax advisers before exchanging your policy under either of the above options.

SPECIAL FEATURES	PROSPECTUS	47

Payment options

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more available payment options.

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options available under the policy, including payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while an insured is living. If the surviving insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options, up to one year after the surviving insured’s death. If you are surrendering your policy, you have 60 days after the proceeds of your policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

The proceeds of your policy must be paid to a ‘natural person’. Payments will not be made to his or her estate if he or she dies before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option. Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the surviving insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

For more information about the payment options available under the policy, see the Statement of Additional Information or contact our customer service office.

48	PROSPECTUS	SPECIAL FEATURES

TAX CONSIDERATIONS

THIS DISCUSSION of tax considerations for your Park Avenue SVUL policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your policy is in force. If you are interested in purchasing a policy, taking a policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied to a survivorship policy is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a policy. Nevertheless, we believe there is a reasonable basis for concluding that your policy should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Park Avenue SVUL policy, such as your flexibility to allocate premiums and the policy account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

Tax status

To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

TAX CONSIDERATIONS	PROSPECTUS	49

Treatment of

policy proceeds

We believe that the death benefits under your policy should be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your policy generally should be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is not subject to federal income tax, but may be subject to federal estate taxes or generation skipping taxes. The tax consequences of continuing a policy beyond the younger insured’s 100th birthday are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the younger insured’s 100th birthday.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your policy before the insured dies. How this money is taxed depends on whether your policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. In general, a policy will be classified as a modified endowment contract if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy at any time, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, at any time, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

If your policy is not considered a modified endowment contract:

•

money that you withdraw from your policy will generally be taxed only if the total that you withdraw exceeds your “basis” in the policy — which is generally equal to the total amount that you have paid in

50	PROSPECTUS	TAX CONSIDERATIONS

premiums. However, certain distributions that must be made to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. The difference between what you have put in and what you take out will be taxed as ordinary income. When you withdraw money from your policy, your basis is reduced by any amount withdrawn that is not taxed

•

if you surrender your policy, you will generally be taxed only on the amount by which the value of your policy, including any policy debt, is greater than your basis in the policy. The tax consequences of surrendering your policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible

•

policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small. You should consult a tax adviser regarding these consequences, including whether such a loan may be treated as a withdrawal.

If your policy is considered a modified endowment contract:

•

all distributions other than death benefits, including partial withdrawals, surrenders, assignments and policy loans, will be treated first as distributions of gain, taxable as ordinary income to the extent of any gain; and as a tax free recovery of basis only after all the gain in the contract has been distributed

•

all modified endowment contracts issued to you by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

•

a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another, as long as the same persons are being

TAX CONSIDERATIONS	PROSPECTUS	51

Transfer taxes

If you are both the policyowner and the surviving insured, the death benefit under your Park Avenue SVUL policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed.

insured (a change of insured under a policy is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY SPLIT OPTION

One of the riders that you may purchase with this policy is the policy split option. If you purchase this rider it will permit the policy to be split into two single life insurance policies. It is not clear whether exercising this option will be treated as a taxable transaction or whether the individual policies that result would be classified as modified endowment contracts. A competent tax adviser should be consulted before exercising the policy split option.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure (i) that they continue to qualify as life insurance under the Internal Revenue Code, and (ii) that policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators.

Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Park Avenue SVUL policy, please consult a legal or tax adviser.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

If you are both the policyowner and the surviving insured, the death benefit under your Park Avenue SVUL policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the policy will be included in your gross estate.

Also, if the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit.

The individual situation of a policyowner or beneficiary will determine how the ownership of a policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”)

52	PROSPECTUS	TAX CONSIDERATIONS

repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

OTHER TAX CONSEQUENCES

Park Avenue SVUL policies can be used in various ways, including:

•	as non-qualified deferred compensation or salary continuance plans

•	in split-dollar insurance plans, and

•	as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split-dollar arrangements. Any business should consult with a qualified tax adviser before buying a policy, and before making any changes or transactions under the policy.

We recommend that anyone considering buying a Park Avenue SVUL policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

TAX CONSIDERATIONS	PROSPECTUS	53

Possible tax law

changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

Employer-owned life Insurance contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. Anyone considering the purchase or modification of an employer-owned life insurance contract, should consult a tax adviser.

ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account. The operations of the Separate Account are reported on our federal income tax return, which is then consolidated with that of our parent company, Guardian Life.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the policy.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible

54	PROSPECTUS	TAX CONSIDERATIONS

for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

TAX CONSIDERATIONS	PROSPECTUS	55

RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in The variable investment options, we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Park Avenue SVUL policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. This proportion could include policyowners and contractowners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your policy account value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See Rights reserved by GIAC. If a vote is required, you will be given one vote for every $100 of your policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners.

You do not have the right to vote on the operations of the fixed-rate option.

56	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

LIMITS TO GIAC’S RIGHT TO CHALLENGE A POLICY

Incontestability

Generally, we cannot challenge your policy or any face amount increase once it is in force during a given insured’s lifetime for two years. This policy will terminate upon our successful contest with respect to either insured and we will refund premium payments made towards your policy. If you change your policy’s death benefit from Option 1 or Option 3 to Option 2, we cannot challenge the amount of the increase in death benefit that results from this change once it has been in effect during a given insured’s lifetime for two years from the date the change took effect. If the face amount has been increased, such increase will be incontestable after it has been in force during a given insured’s lifetime for two years from the date the increase takes effect. If we are successful in our challenge, your death benefit will revert to what would have been payable had such change or increase not taken effect.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of an insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the policy and any rider costs using the correct age or sex.

Suicide exclusion

If an insured commits suicide within two years of the policy’s issue date, we will cancel the policy and no death benefit proceeds will be paid, regardless of whether he or she is considered sane at the time. The amount that we must pay in death benefits will be limited to the greater of

•	the net cash surrender value as of the date of death, or

•	the policy premiums paid, minus

•	any policy debt, minus

•	any partial withdrawals.

If an insured commits suicide, while sane or insane within two years from the effective date of any increase in the face amount, our liability will be limited to the cost of insurance for such increase.

If an insured commits suicide within two years of an increase in your policy’s death benefit due to a change from Option 1 or Option 3 to Option 2, the death benefit will be limited to the original death benefit under Option 1 or Option 3, whichever is applicable, plus the additional cost of insurance charges paid for the increased death benefit.

Incontestability

Generally, we cannot challenge your policy once it is in force for two years.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	57

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of the policyowners and their beneficiaries, or are appropriate for the policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policyowners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

•	de-registering the Separate Account under the 1940 Act

•

transferring the assets from one division of the Separate Account into other divisions, or to one or more separate accounts, or to our general account, and adding, combining, or removing investment divisions in the Separate Account

•

substituting the shares of one mutual fund held through the Separate Account for shares of a different class in the same mutual fund, shares of a different mutual fund, or any other investment allowed by law

•	adding to, suspending or eliminating your ability to direct how your net premiums are invested, or to transfer your investments among the variable investment options or the fixed-rate option

•	changing the way we make deductions or collect charges, consistent with the limits outlined in the policy

•	changing the policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the policy, or

•	making any changes necessary to the policy so that it conforms with any action we are permitted to take.

Substitutions may be made with respect to existing policy account value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or policy account value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See Transfers between the investment options.

58	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this within the later of:

•	10 days of receiving your policy, or

•	45 days of signing your completed policy application.

Longer periods may apply in some states.

If a cancellation notice is sent by mail, it will be effective on the date of the postmark. Once we receive your notice, we will refund all of the premiums you have made towards your policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	59

OTHER INFORMATION

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Guardian Investor Services LLC (GIS) for the distribution and sale of the policies. GIS is affiliated with us. GIS acts as principal underwriter of the Park Avenue VUL policies as well as other variable life insurance policies and variable annuities that we offer. The Park Avenue SVUL policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of GIS or other broker-dealer firms with which GIAC has entered into agreements to sell the policies.

We pay commissions for the sale of the policies. GIAC agents will receive a maximum sales commission of:

•	50% of the policy premium paid for the first policy year or the first year of a policy segment up to one target premium, and 2.85% of any policy premiums in excess of one target premium, then

•

4% of the policy premiums paid for policy years two through ten or years two through ten of any policy segment up to one target premium, and 3% of any policy premiums in excess of one target premium, then

•	0.15% per annum of the policy account value (excluding loans) paid monthly after policy year 10.

In certain group and sponsored arrangements, maximum commissions are 15% of premiums paid up to one target premium in the first policy year, 20% in policy years two through four, 7% in policy years five through ten. Premiums in excess of one target premium are compensated at the maximum rate of 2.85% in the first policy year and 3% in policy years two through ten. In policy years after ten, a maximum of 0.15% of policy account value (excluding loans) is paid.

We may also compensate our agents in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your policy. Certain of these riders are subject to age and underwriting requirements. We generally deduct monthly charges for these riders from your policy account value.

We currently offer the following riders under the policy:

•	Guaranteed Coverage rider

•	Policy Split Option

60	PROSPECTUS	OTHER INFORMATION

•	Select Security rider

•	Single Life Term rider

The benefits provided by each of these riders are summarized in Appendix B to this prospectus. These riders may not be available in all states.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See How your premiums are allocated and Transfers Between the Investment Options for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular

OTHER INFORMATION	PROSPECTUS	61

or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

CERTAIN RESTRICTIONS ON PAYMENTS UNDER THE POLICY

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policyowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a policy were frozen, the policy account value would be moved to a special segregated account and held there until we received instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Park Avenue SVUL policy estimates different risks for men and women in establishing a policy’s premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Park Avenue SVUL policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the policy is appropriate for this purpose.

ILLUSTRATIONS

Illustrations can help demonstrate how the policy operates, given the policy’s charges, investment options and any optional features selected, how you plan to accumulate or access policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the policy’s death benefits, cash surrender values and policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your registered representatives or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation. Personalized illustrations for existing policyowners will use an arithmetic average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based on actual fees and expenses after applicable reimbursements and waivers incurred during 2006. Personalized illustrations for prospective policyowners will use either a weighted average or an arithmetic average of the investment advisory fees and operating expenses incurred by the underlying mutual funds

62	PROSPECTUS	OTHER INFORMATION

based on actual fees and expenses after applicable reimbursements and waivers incurred during 2006.

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings that would threaten our financial position or that of the Separate Account.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are contained in the Statement of Additional Information.

OTHER INFORMATION	PROSPECTUS	63

APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS

Some of the special terms used in this prospectus are defined below.

Additional sum insured

This is additional insurance coverage that provides a level death benefit to the policy anniversary nearest the younger insured’s 100th birthday.

Age

Each insured’s age on the birthday closest to the date the policy takes effect.

Attained age

Each insured’s age plus the number of policy years completed since the policy date.

Basic policy

The policy, including the basic sum insured, additional sum insured, endorsements and applications, but excluding any additional benefit riders.

Basic sum insured

The amount of coverage provided by the basic policy, excluding any additional sum insured. The minimum basic sum insured is currently $250,000.

Business day

Each day that GIAC processes transactions, currently including each day on which the New York Stock Exchange or its successor is open for trading and GIAC is open for business. GIAC’s close of business is 4 p.m. New York time or, if earlier, the close of the New York Stock Exchange. If any transaction or event occurs or is scheduled to occur on a day that is not a business day, or if a transaction request is received after GIAC’s close of business, such transaction or event will be deemed to occur as of the next following business day unless otherwise specified.

Customer service office

The Guardian Insurance & Annuity Company, Inc. Customer Service Office, P.O. Box 26125, Lehigh Valley, PA 18002-6125, 1-800-441-6455.

Face amount

The sum of the basic sum insured plus the additional sum insured and the amount of any policy segments in force at the time of determination.

Initial face amount

The face amount in force on the policy’s issue date. The minimum initial face amount is currently $250,000.

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue date

The date your policy is issued at GIAC’s customer service office.

64	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

Loan account

An account to which values from the variable investment options and the fixed-rate option are transferred when a policy loan is taken. The loan account is equal to the loan.

Loan amount

The sum of any amounts borrowed plus any capitalized loan interest less any loan repayment.

Loan interest account

An account that represents the interest earnings credited by GIAC on the loan account.

Minimum annual premium

An amount used to determine whether your policy meets the No Lapse Guarantee Premium Test, and in setting your policy’s initial premium. It is shown in your policy.

Monthly processing date

The day of each policy month on which the monthly deduction is deducted from the policy account value and certain policy benefits and values are calculated. The monthly processing date is the same date of each calender month as the policy date, or the last day of a calender month if that is earlier. If such calendar day is not a business day, the monthly processing date will be the next following business day.

Net accumulated premiums

At issue, net accumulated premiums equals the value of the initial premium payment. Thereafter, net accumulated premiums will increase, as a result of premium payments made, and decrease, as a result of partial withdrawals. After a premium payment, net accumulated premiums will be equal to the value of net accumulated premiums before the premium payment plus the amount of the premium paid. After a partial withdrawal, net accumulated premiums is equal to the greater of (i) the value of net accumulated premiums before the withdrawal, decreased by the amount of the partial withdrawal, or (ii) zero.

Net amount at risk

The difference between the amount that you would be paid under a policy segment under the policy’s death benefit and the policy account value allocated to that segment.

Net Premium

The amount of premium that remains after we deduct premium charges from the premiums you pay.

No Lapse Guarantee

For the first three years of your policy the No Lapse Guarantee ensures that it will not lapse, even if the net cash surrender value of your policy is not enough to pay the policy’s monthly deduction in a given month, so long as the No Lapse Guarantee Premium Test is met. For policies issued in Illinois, the No Lapse Guarantee is the Minimum Premium Period.

APPENDICES	PROSPECTUS	65

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

No Lapse Guarantee Premium Test

This test is used to determine whether your policy qualifies for the No Lapse Guarantee. It states that, as of the most recent monthly processing date, you must have paid at least as much into your policy (minus any withdrawals or policy debt) as the minimum annual premiums up to this date, as outlined in your policy. To calculate your minimum annual premium for the current policy year, multiply your minimum annual premium by a ratio equal to the number of completed policy months since the last policy anniversary plus 1 over 12. For policies issued in Illinois, the No Lapse Guarantee Premium Test is the Minimum Premium Period Test.

Policy anniversary

The same date each year as the policy date.

Policy date

The date your policy comes into effect. This date is used to measure policy months, policy years, policy anniversaries, and monthly processing dates.

Policy debt

The unpaid policy loan amount plus the accumulated and unpaid interest on those loans.

Policy segment

The additional coverage provided by an increase in face amount.

Surviving insured

The insured remaining alive after the first death that occurs while this policy is in force.

Target premium

A measure of premium used to determine your policy’s premium charges and agent commissions. Your policy’s basic sum insured and any policy segments you buy each have their own target premium. The target premium associated with the basic sum insured is based on both insureds’ ages, underwriting classes and sex (unless gender-neutral rates are required by law). The target premium associated with any policy segment is based on the insureds’ attained ages and the underwriting classes for each policy segment.

The target premium for any rider, except the guaranteed coverage rider, is based on the monthly deduction for that rider during the first policy year.

Younger insured

The younger of the two insureds on the policy date.

66	PROSPECTUS	APPENDICES

APPENDIX B

ADDITIONAL BENEFITS BY RIDER

Additional benefits are available by riders to the policy. Riders are issued subject to GIAC’s standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are deducted monthly from policy account value. The benefits provided by the riders are fully described in the riders and summarized here. These riders may not be available in all states. Terms and conditions may vary from state to state.

Survivorship Adjustable Annual Renewable Term (SAART) rider — this rider, which is no longer available for purchase with the policy, provides term insurance coverage to the insured’s age 80. Coverage under this rider has no cash value associated with it. If you have purchased an additional sum insured you cannot have an SAART rider. If SAART coverage is greater than basic sum insured coverage, you cannot purchase a guaranteed coverage rider.

Guaranteed Coverage rider (“GCR”) — this rider, available with death benefit option 1 and at issue only, guarantees that the policy will remain in force even if the net cash surrender value is less than the current monthly deduction, provided the GCR requirement, as described in the rider, is met. It is not available if coverage under the additional sum insured or SAART rider, or any single life term rider, is greater than the basic sum insured at issue.

Select Security rider — this rider, used in split dollar cases, is an endorsement that prevents the policyowner from making certain policy changes without the consent of the policyowner’s employer. There is no charge for this rider.

Exchange of Insureds rider — this rider, which is no longer available with this policy, gives the policyowner the right to exchange the policy for a new one on the life of a substitute insured. The exercise of this rider will be treated as a taxable exchange for federal income tax purposes.

Single Life Term rider — this adjustable, annually renewable term rider, available only at issue, provides a level death benefit on the life of one or both of the insureds to age 85. The policyowner can purchase one rider for one of the insureds or two riders, one for each of the insureds. The minimum face amount is $25,000 and the maximum face amount is the sum of the basic sum insured, any additional sum insured and any policy segments.

Policy Split Option — this rider, which is only available if the insureds are spouses, and if neither insured is in the uninsurable risk class, allows the policyowner to split the policy into two single traditional whole life policies, each having the same policy date as the original policy. There is no charge for this option. Certain conditions must be satisfied before the policy split option can be exercised. These conditions include the following:

•	The basic policy and this rider must be in force, with all due monthly deductions paid to the exchange date.

•	Both of the insureds under this policy must be living on the exchange date.

•	The owner of each new policy must have an insurable interest in the insured’s life.

•	The owner of each new policy and the insured must sign the application for the new policy.

•	Any assignee must agree in writing to the exchange.

•

You must provide satisfactory evidence of insurability if the face amount of a new policy received in exchange for your SVUL policy exceeds 50% of the face amount (plus any survivorship adjustable annual renewable term insurance) of your SVUL policy.

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex and underwriting classifications of the insureds. Your GIAC representative can help you decide whether adding rider benefits to your policy would be in your best interest.

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

APPENDICES	PROSPECTUS	67

APPENDIX C

HYPOTHETICAL ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

The following tables illustrate how policies operate. Specifically, they show how the death benefit, net cash surrender value and policy account value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6%, and 10%. The tables are based on policies with face amounts of $2,000,000 for a male insured Age 55, preferred plus underwriting class, and a female insured Age 53, preferred plus underwriting class, utilizing the guideline premium test. Values are first given based on current charges and then based on the policy’s higher guaranteed charges. Each illustration is given first for a policy with an Option 1 death benefit, then for a policy with an Option 2 death benefit, and, finally, for a policy with an Option 3 death benefit. These illustrations may assist in the comparison of death benefits, net cash surrender values and policy account values for Park Avenue SVUL policies with those for other survivorship variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue SVUL policy, particularly if the decision to replace existing coverage is based primarily on a comparison of policy illustrations.

Actual returns will fluctuate over time and likely will be both positive and negative. The actual death benefits, net cash surrender values and policy account values under the policy would be significantly different from those shown even if actual returns averaged 0%, 6%, and 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.

Death benefits, net cash surrender values and policy account values will be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6%, or 10%, but vary above and below the average over the period; and (2) premiums are paid at other than annual intervals. Benefits and values will also be affected by the policyowner’s allocation of the unloaned policy account value among the variable investment options and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6%, or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy’s performance. Policy loans and other policy transactions, such as partial withdrawals, will also affect results, as will the insured’s sex, smoker status and underwriting class.

Death benefits, net cash surrender values and policy account values shown in the tables reflect the fact that: (1) deductions have been made from premiums for premium charges; and (2) the monthly deduction is deducted from the policy account value on each monthly processing date. The net cash surrender values shown in the tables reflect the fact that a surrender charge is deducted upon surrender or lapse during a period of time that will not exceed 9 policy years. See Deductions and charges. The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.87% of the average daily net assets of such funds. The arithmetic average is based upon actual expenses of the funds incurred during 2006, before taking into account any applicable expense reimbursements and fee waivers. For an explanation of the expenses see the accompanying fund prospectuses.

Taking account of the average investment advisory fee and the operating expenses of the mutual funds, the gross annual rates of return of 0%, 6%, and 10% correspond to net investment experience at -0.87%, 5.13%, and 9.13%, respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, net cash surrender values and policy account values illustrated. See GIAC’s taxes.

68	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

The fourth column of each table shows the amount which would accumulate if an amount equal to the target premium was invested to earn interest, after taxes, of 5% per year, compounded annually. There can be no assurance that a prospective policyowner would be able to earn this return.

GIAC will furnish upon request an illustration reflecting the proposed insureds’ ages, sexes, underwriting classes, face amount requested, and life insurance test selected, but a premium-based illustration must reflect GIAC’s current minimum face amount requirement for Park Avenue SVUL — which is $250,000. If you are already a Park Avenue SVUL policyowner, please contact your registered representative for a current illustration. These personalized illustrations will use either an arithmetic or weighted average of the investment advisory fees and operating expenses incurred by the mutual funds based on actual fees and expenses of the funds incurred during 2006, after applicable reimbursements and waivers. If you are already a Park Avenue SVUL policyowner, please contact your registered representative for a current illustration.

These illustrations will refer to “net outlay” as the cash flow into or out of the policy. It is equal to the sum of all premiums and accrued loan interest paid in cash and reduced by the proceeds of any policy loan or partial withdrawal received in cash. For purposes of these illustrations “net outlay” will be equal to target premium.

From time to time, advertisements or sales literature for Park Avenue SVUL may quote historical performance data of one or more of the underlying funds, and may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Park Avenue SVUL on January 8, 2001. As such the policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the policies’ being offered would be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the policies. Thus the illustrations will reflect deductions for each fund’s expenses, and the charges deducted from premiums, monthly deductions and any transaction deductions associated with the policy in question.

APPENDICES	PROSPECTUS	69

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 55, Preferred Plus Underwriting Risk

Female Issue Age 53, Preferred Plus Underwriting Risk

$2,000,000 Face Amount

Death Benefit Option 1

Target Premium = $25,656

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Net Outlay	Premiums Accumulated At 5% Interest Per Year	Assuming Current Charges and 0% Gross Return			Assuming Current Charges and 6% Gross Return			Assuming Current Charges and 10% Gross Return
				Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	55/53	25,656	26,939	18,873	0	2,000,000	20,139	0	2,000,000	20,984	0	2,000,000
2	56/54	25,656	55,225	37,443	16,918	2,000,000	41,156	20,631	2,000,000	43,718	23,193	2,000,000
3	57/55	25,656	84,925	55,698	37,738	2,000,000	63,074	45,115	2,000,000	68,334	50,374	2,000,000
4	58/56	25,656	116,110	73,625	58,231	2,000,000	85,917	70,524	2,000,000	94,973	79,580	2,000,000
5	59/57	25,656	148,854	91,208	78,380	2,000,000	109,706	96,878	2,000,000	123,788	110,960	2,000,000
6	60/58	25,656	183,235	108,436	98,173	2,000,000	134,465	124,203	2,000,000	154,944	144,682	2,000,000
7	61/59	25,656	219,336	125,295	117,598	2,000,000	160,222	152,525	2,000,000	188,625	180,928	2,000,000
8	62/60	25,656	257,242	141,753	137,905	2,000,000	186,985	183,137	2,000,000	225,011	221,162	2,000,000
9	63/61	25,656	297,042	157,823	156,540	2,000,000	214,808	213,526	2,000,000	264,340	263,057	2,000,000
10	64/62	25,656	338,833	173,479	173,479	2,000,000	243,710	243,710	2,000,000	306,838	306,838	2,000,000
15	69/67	25,656	581,301	263,622	263,622	2,000,000	427,698	427,698	2,000,000	601,970	601,970	2,000,000
20	74/72	25,656	890,757	353,089	353,089	2,000,000	670,406	670,406	2,000,000	1,068,292	1,068,292	2,000,000
25	79/77	25,656	1,285,711	419,971	419,971	2,000,000	966,437	966,437	2,000,000	1,781,374	1,781,374	2,000,000
30	84/82	25,656	1,789,783	423,625	423,625	2,000,000	1,313,432	1,313,432	2,000,000	2,879,754	2,879,754	3,002,528

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

70	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 55, Preferred Plus Underwriting Risk

Female Issue Age 53, Preferred Plus Underwriting Risk

$2,000,000 Face Amount

Death Benefit Option 1

Target Premium = $25,656

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Net Outlay	Premiums Accumulated At 5% Interest Per Year	Assuming Guaranteed Charges and 0% Gross Return			Assuming Guaranteed Charges and 6% Gross Return			Assuming Guaranteed Charges and 10% Gross Return
				Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	55/53	25,656	26,939	18,820	0	2,000,000	20,082	0	2,000,000	20,925	0	2,000,000
2	56/54	25,656	55,225	37,060	16,535	2,000,000	40,749	20,224	2,000,000	43,295	22,771	2,000,000
3	57/55	25,656	84,925	54,759	36,800	2,000,000	62,058	44,099	2,000,000	67,263	49,304	2,000,000
4	58/56	25,656	116,110	71,881	56,487	2,000,000	83,988	68,595	2,000,000	92,911	77,518	2,000,000
5	59/57	25,656	148,854	88,381	75,553	2,000,000	106,514	93,686	2,000,000	120,327	107,499	2,000,000
6	60/58	25,656	183,235	104,212	93,950	2,000,000	129,604	119,341	2,000,000	149,600	139,338	2,000,000
7	61/59	25,656	219,336	119,315	111,618	2,000,000	153,215	145,518	2,000,000	180,820	173,123	2,000,000
8	62/60	25,656	257,242	133,612	129,763	2,000,000	177,282	173,434	2,000,000	214,065	210,217	2,000,000
9	63/61	25,656	297,042	147,000	145,718	2,000,000	201,718	200,435	2,000,000	249,403	248,121	2,000,000
10	64/62	25,656	338,833	159,344	159,344	2,000,000	226,396	226,396	2,000,000	286,879	286,879	2,000,000
15	69/67	25,656	581,301	216,249	216,249	2,000,000	367,857	367,857	2,000,000	531,016	531,016	2,000,000
20	74/72	25,656	890,757	220,615	220,615	2,000,000	503,286	503,286	2,000,000	871,581	871,581	2,000,000
25	79/77	25,656	1,285,711	71,444	71,444	2,000,000	544,796	544,796	2,000,000	1,324,617	1,324,617	2,000,000
30	84/82	25,656	1,789,783	0	0	0	295,800	295,800	2,000,000	2,035,568	2,035,568	2,123,338

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	71

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 55, Preferred Plus Underwriting Risk

Female Issue Age 53, Preferred Plus Underwriting Risk

$2,000,000 Face Amount

Death Benefit Option 2

Target Premium = $25,656

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

			Premiums Accumulated At 5% Interest Per Year	Assuming Current Charges and 0% Gross Return			Assuming Current Charges and 6% Gross Return			Assuming Current Charges and 10% Gross Return
End of Policy Year	Age Beginning of Year	Net Outlay		Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	55/53	25,656	26,939	18,873	0	2,019,264	20,138	0	2,020,433	20,984	0	2,021,210
2	56/54	25,656	55,225	37,442	16,917	2,037,859	41,155	20,630	2,041,375	43,717	23,192	2,043,792
3	57/55	25,656	84,925	55,694	37,735	2,056,137	63,071	45,111	2,063,214	68,330	50,370	2,068,242
4	58/56	25,656	116,110	73,616	58,222	2,074,086	85,907	70,513	2,085,972	94,962	79,568	2,094,700
5	59/57	25,656	148,854	91,189	78,361	2,091,688	109,682	96,854	2,109,668	123,760	110,932	2,123,311
6	60/58	25,656	183,235	108,398	98,135	2,108,927	134,417	124,154	2,134,321	154,888	144,625	2,154,237
7	61/59	25,656	219,336	125,227	117,530	2,125,788	160,133	152,436	2,159,954	188,519	180,822	2,187,652
8	62/60	25,656	257,242	141,641	137,792	2,142,236	186,832	182,983	2,186,569	224,823	220,974	2,223,725
9	63/61	25,656	297,042	157,647	156,364	2,158,276	214,560	213,277	2,214,209	264,028	262,746	2,262,679
10	64/62	25,656	338,833	173,216	173,216	2,173,881	243,326	243,326	2,242,887	306,343	306,343	2,304,725
15	69/67	25,656	581,301	262,414	262,414	2,262,859	425,581	425,581	2,424,091	598,866	598,866	2,594,830
20	74/72	25,656	890,757	349,079	349,079	2,349,811	662,059	662,059	2,659,833	1,054,360	1,054,360	3,047,305
25	79/77	25,656	1,285,711	407,845	407,845	2,409,219	936,254	936,254	2,933,522	1,723,639	1,723,639	3,712,426
30	84/82	25,656	1,789,783	385,927	385,927	2,389,091	1,196,464	1,196,464	3,194,500	2,653,006	2,653,006	4,637,008

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

72	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 55, Preferred Plus Underwriting Risk

Female Issue Age 53, Preferred Plus Underwriting Risk

$2,000,000 Face Amount

Death Benefit Option 2

Target Premium = $25,656

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Net Outlay	Premiums Accumulated At 5% Interest Per Year	Assuming Guaranteed Charges and 0% Gross Return			Assuming Guaranteed Charges and 6% Gross Return			Assuming Guaranteed Charges and 10% Gross Return
				Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	55/53	25,656	26,939	18,820	0	2,019,215	20,082	0	2,020,381	20,925	0	2,021,156
2	56/54	25,656	55,225	37,054	16,529	2,037,498	40,743	20,218	2,040,993	43,289	22,764	2,043,396
3	57/55	25,656	84,925	54,739	36,780	2,055,228	62,035	44,076	2,062,231	67,238	49,279	2,067,208
4	58/56	25,656	116,110	71,831	56,437	2,072,369	83,929	68,536	2,084,075	92,846	77,452	2,092,673
5	59/57	25,656	148,854	88,279	75,451	2,088,870	106,389	93,561	2,106,486	120,184	107,356	2,119,862
6	60/58	25,656	183,235	104,026	93,764	2,104,676	129,368	119,105	2,129,421	149,324	139,062	2,148,846
7	61/59	25,656	219,336	119,004	111,308	2,119,718	152,805	145,108	2,152,819	180,329	172,632	2,179,689
8	62/60	25,656	257,242	133,121	129,272	2,133,905	176,610	172,761	2,176,593	213,239	209,391	2,212,435
9	63/61	25,656	297,042	146,257	144,974	2,147,123	200,662	199,379	2,200,624	248,072	246,789	2,247,102
10	64/62	25,656	338,833	158,255	158,255	2,159,215	224,791	224,791	2,224,746	284,801	284,801	2,283,668
15	69/67	25,656	581,301	210,802	210,802	2,212,129	358,144	358,144	2,357,881	516,637	516,637	2,514,175
20	74/72	25,656	890,757	202,081	202,081	2,205,011	461,781	461,781	2,462,738	799,843	799,843	2,797,043
25	79/77	25,656	1,285,711	30,961	30,961	2,037,435	405,985	405,985	2,410,894	1,025,700	1,025,700	3,025,082
30	84/82	25,656	1,789,783	0	0	0	0	0	0	957,844	957,844	2,964,870

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	73

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 55, Preferred Plus Underwriting Risk

Female Issue Age 53, Preferred Plus Underwriting Risk

$2,000,000 Face Amount

Death Benefit Option 3

Target Premium = $25,656

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Net Outlay	Premiums Accumulated At 5% Interest Per Year	Assuming Current Charges and 0% Gross Return			Assuming Current Charges and 6% Gross Return			Assuming Current Charges and 10% Gross Return
				Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	55/53	25,656	26,939	18,873	0	2,025,656	20,138	0	2,025,656	20,984	0	2,025,656
2	56/54	25,656	55,225	37,442	16,917	2,051,312	41,155	20,630	2,051,312	43,717	23,192	2,051,312
3	57/55	25,656	84,925	55,693	37,734	2,076,968	63,070	45,111	2,076,968	68,329	50,370	2,076,968
4	58/56	25,656	116,110	73,613	58,220	2,102,624	85,905	70,512	2,102,624	94,960	79,567	2,102,624
5	59/57	25,656	148,854	91,182	78,354	2,128,280	109,678	96,850	2,128,280	123,758	110,930	2,128,280
6	60/58	25,656	183,235	108,384	98,122	2,153,936	134,409	124,147	2,153,936	154,885	144,622	2,153,936
7	61/59	25,656	219,336	125,202	117,505	2,179,592	160,120	152,423	2,179,592	188,517	180,820	2,179,592
8	62/60	25,656	257,242	141,597	137,748	2,205,248	186,811	182,963	2,205,248	224,824	220,976	2,205,248
9	63/61	25,656	297,042	157,576	156,293	2,230,904	214,531	213,248	2,230,904	264,040	262,758	2,230,904
10	64/62	25,656	338,833	173,106	173,106	2,256,560	243,287	243,287	2,256,560	306,376	306,376	2,256,560
15	69/67	25,656	581,301	261,865	261,865	2,384,840	425,569	425,569	2,384,840	599,535	599,535	2,384,840
20	74/72	25,656	890,757	347,284	347,284	2,513,120	662,989	662,989	2,513,120	1,059,426	1,059,426	2,513,120
25	79/77	25,656	1,285,711	401,964	401,964	2,641,400	942,773	942,773	2,641,400	1,752,253	1,752,253	2,641,400
30	84/82	25,656	1,789,783	361,079	361,079	2,769,680	1,230,976	1,230,976	2,769,680	2,810,861	2,810,861	2,930,698

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

74	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 55, Preferred Plus Underwriting Risk

Female Issue Age 53, Preferred Plus Underwriting Risk

$2,000,000 Face Amount

Death Benefit Option 3

Target Premium = $25,656

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Net Outlay	Premiums Accumulated At 5% Interest Per Year	Assuming Guaranteed Charges and 0% Gross Return			Assuming Guaranteed Charges and 6% Gross Return			Assuming Guaranteed Charges and 10% Gross Return
				Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	55/53	25,656	26,939	18,820	0	2,025,656	20,082	0	2,025,656	20,925	0	2,025,656
2	56/54	25,656	55,225	37,052	16,528	2,051,312	40,742	20,217	2,051,312	43,288	22,763	2,051,312
3	57/55	25,656	84,925	54,733	36,773	2,076,968	62,030	44,071	2,076,968	67,234	49,275	2,076,968
4	58/56	25,656	116,110	71,814	56,420	2,102,624	83,917	68,523	2,102,624	92,837	77,443	2,102,624
5	59/57	25,656	148,854	88,241	75,413	2,128,280	106,363	93,535	2,128,280	120,169	107,341	2,128,280
6	60/58	25,656	183,235	103,953	93,691	2,153,936	129,321	119,059	2,153,936	149,301	139,039	2,153,936
7	61/59	25,656	219,336	118,874	111,178	2,179,592	152,728	145,031	2,179,592	180,300	172,603	2,179,592
8	62/60	25,656	257,242	132,903	129,055	2,205,248	176,490	172,641	2,205,248	213,212	209,363	2,205,248
9	63/61	25,656	297,042	145,908	144,625	2,230,904	200,483	199,200	2,230,904	248,062	246,780	2,230,904
10	64/62	25,656	338,833	157,712	157,712	2,256,560	224,532	224,532	2,256,560	284,838	284,838	2,256,560
15	69/67	25,656	581,301	207,185	207,185	2,384,840	357,019	357,019	2,384,840	518,723	518,723	2,384,840
20	74/72	25,656	890,757	184,433	184,433	2,513,120	458,040	458,040	2,513,120	818,367	818,367	2,513,120
25	79/77	25,656	1,285,711	0	0	0	378,822	378,822	2,641,400	1,122,264	1,122,264	2,641,400
30	84/82	25,656	1,789,783	0	0	0	0	0	0	1,302,486	1,302,486	2,769,680

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	75

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

ABOUT GIAC
ADDITIONAL INFORMATION ABOUT THE POLICY
ADDITIONAL INFORMATION ABOUT CHARGES
ADDITIONAL INFORMATION
FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT N
CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
APPENDIX A — USES OF LIFE INSURANCE

76	PROSPECTUS	SAI–CONTENTS

BACK COVER PAGE

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the policy described in this prospectus and is incorporated into this prospectus by reference. If you would like a free copy, please call us toll-free at 1-800-441-6455, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service office

Box 26125

Lehigh Valley, Pennsylvania 18002-6125

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Room, 100 “F” Street, NE, Rm 1580, Washington, D.C. 20549. (Direct questions to the SEC at 202-551-5850.)

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our customer service office, in a form acceptable to us. Your request must include:

•	your policy number

•	the full name of all policyowners

•	the full name of the insureds, and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc. P.O. Box 26125 Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:

The Guardian Insurance & Annuity Company, Inc. 3900 Burgess Place Bethlehem, PA 18017

If you need information on your policy, or a personalized illustration, available free of charge, of death benefits, cash surrender values, and cash values under your policy, please contact your registered representative, or call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time or write us at the above address. Current policyowners should contact their registered representative for current personalized illustrations.

Investment Company Act File No. 811-09725

BACK COVER PAGE	PROSPECTUS	77

PARK AVENUE SVUL – MILLENNIUM SERIES®

Issued Through The Guardian Separate Account N of The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated November 19, 2007

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account N (marketed under the name “Park Avenue SVUL–Millennium Series®”) dated November 19, 2007.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26240

Lehigh Valley, Pennsylvania 18002

1-800-441-6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

Pub.3355SAI    (11/07)

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ABOUT GIAC

Your Park Avenue SVUL policy is issued, through its Separate Account N (Separate Account or Separate Account N), by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2006, our total assets (GAAP basis) exceeded $10.7 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2006, Guardian Life had total assets (GAAP basis) in excess of $43 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Park Avenue SVUL policies, and does not guarantee the benefits provided by the policy.

The Guardian Separate Account N was established by GIAC’s Board of Directors on September 23, 1999 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Issuing the Policy

If you already own certain fixed-benefit life insurance policies issued by us or by Guardian Life, you may be able to buy a Park Avenue SVUL policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for a Park Avenue SVUL policy or if your fixed-benefit policy contains a rider to permit you to purchase a Park Avenue SVUL policy. You may also be able to convert to a Park Avenue SVUL policy if your existing policy contains appropriate riders. In this case you may have to meet minimal insurance requirements.

If you have a whole life policy with a convertible term rider issued by us or by Guardian Life, you may be able to receive a credit of up to one minimum annual premium if you convert it to a Park Avenue SVUL policy.

Death Benefit Options

Guideline Premium and Cash Value Corridor Test (“Guideline Premium Test”)

The Guideline Premium Test consists of two parts: the Guideline Premium Test and the Cash Value Corridor Test.

To satisfy the Guideline Premium Test the total of all premiums you pay must not exceed certain maximums. The total of premiums paid, minus the nontaxable portion of partial withdrawals, must not be greater than the larger of the following:

•	the guideline single premium on the date the calculation is done, or

•	the sum of the guideline level premiums to the date the calculation is done.

For the purposes of this test, the guideline single premium is the premium that would be necessary to pay for future benefits under the policy as calculated at the time the policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 6%.

The guideline level premium is the level annual premium payable to age 100 that would be necessary to pay for all future benefits under the policy as calculated at the time the policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 4%.

Payment of premiums in excess of the guideline premium limit is permitted if those premiums are necessary to keep the policy in force.

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To satisfy the Cash Value Corridor Test, the death benefit must at least equal the percentage of the policy account value shown in the following table:

Attained age	Percentage of policy account value*
0-40	250%
40-45	250% - 215%
45-50	215% - 185%
50-55	185% - 150%
55-60	150% - 130%
60-65	130% - 120%
65-70	120% - 115%
70-75	115% - 105%
75-90	105%
90-95	105% - 100%
95+	100%
*	The percentage decreases uniformly as attained age increases within the age ranges.

Changing Your Death Benefit Option

If you’re changing from Option 1 to Option 2, we will decrease the face amount by the lesser of (i) the policy account value on the date the change takes effect or (ii) the face amount divided by the applicable death benefit factor shown in your policy. You must also prove that the insured meets our insurance requirements and we will terminate any additional sum insured.

If you’re changing from Option 2 to Option 1, we will increase the face amount by the lesser of (i) the policy account value on the date the change takes effect, or (ii) the face amount divided by [the applicable death benefit factor minus 1]. The applicable death benefit factor is shown on page 4 of your policy.

If you’re changing from Option 3 to Option 1, we will increase the face amount by the amount of net accumulated premiums on the date the change takes effect.

If you’re changing from Option 3 to Option 2, we will adjust the face amount by an amount equal to net accumulated premiums on the effective date of the change minus the lesser of: (i) policy account value on the effective date of the change or (ii) the face amount divided by the applicable death benefit factor shown on page 4 of your policy.

Net Investment Factor

We calculate the unit value of each variable investment option on each business day by multiplying the option’s immediately preceding unit value by the net investment factor for that day. We calculate the net investment factor as follows on each business day:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current business day, plus

•

the amount per share of any dividends or capital gains distributed by the fund on the current business day, minus any federal, state or local taxes payable by GIAC and allocated by GIAC to the variable investment option; divided by

•	the net asset value of one share of the same mutual fund at the close of the previous business day.

The prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.

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Decreasing the Face Amount

Your death benefit option will determine how your policy is affected by a reduction in the face amount due to a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your policy’s face amount.

•	under Option 2, a partial withdrawal will not reduce your policy’s face amount. However, the amount of your death benefit will decline with each partial withdrawal.

•	under Option 3, a partial withdrawal will typically not cause an immediate reduction in your policy’s face amount. However, the amount of your death benefit will decline with each partial withdrawal.

If you have made one or more increases to the initial face amount by adding policy segments and then request a face amount decrease, we will apply the decrease to your policy segments as follows. We start with the most recent policy segment, followed by the next most recent, and so on, and then reduce the additional sum insured portion of the initial face amount and, finally, reduce the basic sum insured portion of the initial face amount.

Since we do not deduct a surrender charge when you decrease the face amount, the surrender charge does not change. Your policy account value must always be greater than the surrender charge. Further, the administrative charge per $1,000 of coverage is not reduced by a decrease in face amount.

We will send you policy pages that reflect the changes resulting from your reduction in the face amount.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount may also reduce the federal tax law limits on what you can put into the policy. In these cases you may need to have a portion of the policy’s cash value paid to you to comply with federal tax law. See the prospectus at Tax considerations.

You can also reduce or cancel coverage provided by the Survivorship Adjustable Annual Renewable Term rider. A reduction in the face amount of the Survivorship Adjustable Annual Renewable Term rider will not affect the face amount of your policy. Likewise, you can decrease the face amount of your policy without reducing the coverage of your term rider.

Consult your sales representative for advice. See the Prospectus at Appendix B for more information on the Survivorship Adjustable Annual Renewable Term Rider.

Increasing the Face Amount

We’ll issue the increase in the form of a separate policy segment. Each policy segment has its own underwriting class, rate for cost of insurance, surrender charges, administrative charges, premium charge, target premium, and, during the first three policy years, minimum annual premium.

After an increase in the face amount takes effect, to calculate premium charges we will allocate premium payments first to the initial face amount and then to each policy segment, starting with the oldest policy segment and ending with the most recent one. We’ll allocate premiums in such a way that they won’t exceed the annual target premium for the initial face amount or for each policy segment. When the sum of the premiums paid during a policy year exceeds the target premium for the initial face amount, we will allocate the excess to the first policy segment. If the premiums you pay during a policy year exceed the target premiums for all the policy segments and the initial face amount, we’ll allocate the excess proportionately according to the target premiums for the initial face amount and each policy segment.

If you increase the face amount of your policy, it will be subject to new surrender charges. We’ll calculate the surrender charges as if you had bought a new policy for the increase in the face amount. A new maximum 9-year surrender charge will apply to the policy segment that increased the face amount. We’ll notify you about the new surrender charge after any increase in the face amount.

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You don’t have to pay an additional premium to increase the face amount. However, you may have to make a premium payment to prevent the policy from going into default. That’s because the new surrender charges triggered by an increase in the face amount would automatically reduce the net cash surrender value of the policy. Depending on your circumstances, a premium payment may be necessary to keep the net cash surrender value above zero.

Increasing the face amount of your policy may have tax consequences, including possibly causing your policy to be considered a modified endowment contract. The tax consequences associated with your policy being classified as a modified endowment contract are discussed in the prospectus at Tax considerations.

Reduction-free Partial Withdrawals

We will calculate the reduction-free partial withdrawal amount as of the close of business on the date we receive your request. This amount will be affected by which death benefit option you have chosen.

If you have chosen death benefit Option 1, your reduction-free partial withdrawal amount is any positive amount resulting from:

•	your policy account value, minus

•	your policy’s face amount divided by the death benefit factor outlined in your policy.

If you have chosen death benefit Option 2, all partial withdrawals are reduction-free.

If you have chosen death benefit Option 3, your reduction-free partial withdrawal amount is the greater of:

•	your net accumulated premiums immediately prior to the partial withdrawal, or

•	any positive amount resulting from:

•	your policy account value, minus

•	your policy’s face amount divided by the death benefit factor outlined in your policy.

Dollar Cost Averaging

The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in. Amounts will be transferred automatically on each monthly processing date from The Guardian Cash Fund into the variable investment options you have chosen.

Before the program can begin, you must submit an authorization form.

We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends

•

your policy account value in RS Money Market VIP Series is insufficient to cover your monthly investment in the variable investment options you have chosen. If this happens we will divide what you do have in RS Money Market VIP Series proportionally among the variable investment options you have chosen, leaving a balance of zero in RS Money Market VIP Series

•	you tell us in writing to end the program, and we receive this notice at least three days before the next monthly processing date, or

•	your policy lapses or you surrender it.

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three business days before your policy’s next monthly processing date.

Payment Options

Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

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Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year.

Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6.

Assigning the Rights to Your Policy

You may assign the rights under your Park Avenue SVUL policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your policy’s rights is legally valid.

The entity or person to whom you assign your rights may exercise all rights granted under the policy except the right to:

•	change the policyowner or beneficiary

•	change a payment option, and

•	direct where your net premiums will be invested or make transfers among the fixed-rate and variable investment options.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this policy. No agent has the authority to:

•	change this policy

•	waive any provision of this policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other Policies

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your policy account value. To obtain more information about these other policies, contact our customer service office or your registered representative.

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Distribution of the Policy and Other Contractual Arrangements

We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the VUL policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities Exchange Act of 1934, and a member of the NASD. Under this agreement we paid through GIS for the sale of products issued by the Separate Account a total of $447,974 in 2004, $367,956 in 2005 and $279,102 in 2006. GIS did not retain any of such commissions. GIS is a Delaware corporation organized on December 19, 2001; it is a wholly-owned subsidiary of GIAC and is located at 7 Hanover Square, New York, New York 10004.

The offering of the policies is continuous, and we do not anticipate discontinuing offering the policies. However, we reserve the right to discontinue the offering at any time. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms which have entered into agreements with GIAC and GIS to sell Park Avenue SVUL policies, which may include our affiliate Park Avenue Securities LLC.

The Prospectus contains information regarding the aggregate dollar amounts of commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Park Avenue SVUL policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other Agreements

We have entered into several other agreements, including:

•	an agreement with Value Line, Inc. under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners, and

•

agreements with MFS, AIM, Davis, Fidelity, Janus, Gabelli, Value Line and AllianceBernstein under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may receive 12 b-1 fees from the funds.

Special Provisions for Group or Sponsored Arrangements

Where state insurance laws allow us to, we may sell Park Avenue SVUL policies under a group or sponsored arrangement.

A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association.

A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for policies bought under group or sponsored arrangements including policies issued in connection with certain business insurance arrangements. We

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may, for instance, sell policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive policy charges and deductions in accordance with the rules in effect as of the date an application for a policy is approved. In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the policy’s charges or deductions certain criteria must be met. These may include:

•	the size of the group

•	the expected number of participants

•	the expected amount of premium payments

•	the expected number of policies to be issued

•	the amount of coverage

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

Insureds with pension trust SVUL policies may also be eligible to purchase a companion fixed-benefit life insurance policy issued by Guardian Life, which may be marketed under the name “Profit Sharing Protector” (PSP). This companion policy is designed to provide the proceeds needed on the death of one of the insureds under the SVUL policy to purchase the SVUL policy from the qualified retirement plan or to satisfy federal income tax or other obligations.

ADDITIONAL INFORMATION ABOUT CHARGES

Premium Charge

EXAMPLE

A 50 year-old male and 45 year-old female (both Preferred Plus underwriting class) buy a policy with a face amount of $500,000 on January 1, 2000. Five years later, on January 1, 2005, the same insureds, now ages 55 and 50 (still Preferred Plus underwriting class), request an increase in the face amount of $250,000. The initial target premium is $4,663, and the target premium for the increase is $2,998, bringing the total target premium to $7,661. Assume the policyowner pays $5,000 per year for the first 10 years and $8,000 per year for the next 10 years. The premiums are allocated as follows:

Years 1-5:	All premiums are allocated to the initial face amount since that is the only coverage.

Years 6-10:	Premiums up to the target for the initial face amount ($4,663) are allocated to the initial face amount, and the excess ($5,000 – 3$4,663 = $337) is allocated to the face amount increase.

Years 11-20:

Again, premiums up to the target for the initial face amount ($4,663) are allocated to the initial face amount. The excess amount up to the target premium for the face amount increase ($2,998) is allocated to the face amount increase. The remaining premium ($8,000 – 4,663 – 2,998 = $339) is allocated proportionally based on the target premium for each segment:

Initial face amount: $339 x (4,663 / 7,661) = $206

Face amount increase segment: $339 x (2,998 / 7,661) = $133

Therefore, the total premium allocated to the initial face amount is $4,663 + 206 = $4,869, and the total allocated to the face amount increase segment is $2,998 + 133 = $3,131.

Note that all figures above are rounded to the nearest dollar.

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The following chart shows the allocation of premiums and calculation of premium charges.

Premium Allocation

	Initial Face Amount		First Face Amount Increase
Date	Premium	Premium Charge	Premium	Premium Charge
2000-2004	$5,000.00	$386.52	$0	$0
2005-2009	4,663.00	373.04	337.00	27.00
2010-2011	4,869.00	381.28	3,131.00	245.16
2012-2016	4,869.00	186.52	3,131.00	245.16
2017-2019	4,869.00	186.52	3,131.00	119.92

Surrender Charges

EXAMPLE (Policy with initial face amount only)

The example on the right shows how the surrender charge declines over a maximum nine year period so that in year 10 it equals $0.

Male Insured, Age 50 and Female Insured, Age 45

Male: Preferred Plus Underwriting Class, Nonsmoker Female: Preferred Plus Underwriting Class, Nonsmoker

Face Amount: $500,000

All figures in the table following are rounded to the nearest dollar.

Policy year	Actual surrender charge ($)
1	4,227
2	3,757
3	3,287
4	2,817
5	2,348
6	1,878
7	1,409
8	704
9	235
10	0

Assume in the above example you effect a face amount increase of $250,000 at the beginning of policy year 6 (attained age 55 Male and 50 Female) and another face amount increase of $250,000 at the beginning of policy year 11 (attained age 60 Male and 55 Female). At the time of the first increase, both insureds are again classified in the Preferred Plus underwriting class, but at the time of the second increase the male is classified in the Standard underwriting class.

For the purposes of calculating the applicable surrender charges, each face amount increase is treated separately based on the insureds’ attained ages and underwriting classes at the time of the increase. Therefore, for each increase the policy will incur a new set of surrender charges. Surrender charges are calculated as if the policyowner has purchased a policy with the amount of the increase being the face amount; in other words, they are calculated just as in the first example. The total surrender charge for a particular policy year equals the sum of the surrender charge for the initial face amount and the applicable surrender charge for each policy segment.

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	Beginning of year	Age at beginning of year	Policy face amount ($)	First year surrender charge rate per $ 1000 ($)
Initial face amount	1	45	250,000	12.609
1st increase	6	50	200,000	16.029
2nd increase	11	55	100,000	26.973

The following is a calculation of the surrender charge for this example. Note that the surrender charges are shown for policy years 1 through 20 only as, after the 20th policy year, surrender charges equal zero for the initial face amount as well as for the two face amount increases.

Total Surrender Charge

Policy year	Initial coverage ($)	First increase ($)	Second increase ($)	Total policy surrender charge ($)
1	4,227	NA	NA	4,227
2	3,757	NA	NA	3,757
3	3,287	NA	NA	3,287
4	2,818	NA	NA	2,818
5	2,348	NA	NA	2,348
6	1,878	2,635	NA	4,514
7	1,409	2,342	NA	3,751
8	704	2,049	NA	2,754
9	235	1,757	NA	1,992
10	0	1,464	NA	1,464
11	0	1,171	3,644	4,815
12	0	878	3,239	4,118
13	0	439	2,834	3,273
14	0	146	2,429	2,576
15	0	0	2,024	2,024
16	0	0	1,620	1,620
17	0	0	1,215	1,215
18	0	0	607	607
19	0	0	202	202
20	0	0	0	0

B-10

Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual policy, but are made equally to all policies where the insured people are of the same attained age, sex, policy or segment duration, and underwriting class. We may increase this charge when we expect:

•	a higher number of deaths among people in a certain group

•	higher expenses or federal income taxes

•	a higher number of policies that are allowed to lapse by their policyowners

•	an increase in state or local premium taxes

•	lower earnings

Generally, reducing the net amount at risk results in lower charges for cost of insurance. Decreasing the net amount at risk partly depends on the death benefit option you choose. If you choose Option 1, in which the death benefit is the face amount of your policy, you reduce the net amount at risk when you pay premiums. That’s because premiums increase the policy account value. If you choose Option 2, in which the death benefit can increase to more than the face amount, paying premiums will not affect the net amount at risk. If you choose Option 3, in which the death benefit is the face amount of your policy plus your net accumulated premiums, your net amount at risk could be lower if your investments perform well.

The net amount at risk can increase, for example, when we increase a policy’s death benefit to meet the requirements of the Internal Revenue Code. See Death benefit options. Having a higher net amount at risk results in higher deductions for cost of insurance.

There will be different cost of insurance rates for the initial face amount of your policy and for each subsequent increase in the face amount. As a result, we calculate the net amount at risk separately for each segment of coverage.

Your policy account value is allocated first to your policy’s basic sum insured, then to the additional sum insured, and finally to each of the policy segments in the order that they were added to the policy. The maximum amount of your policy account value that will be allocated to any one policy segment or to the initial face amount is the amount that the policy segment or initial face amount provides as a death benefit, divided by 1.0032737. For the purposes of determining the net amount at risk, if the death benefit is increased due to the operation of death benefit Option 2 or 3, the increase will be allocated to the basic sum insured. If the death benefit is further increased due to Section 7702 of the Internal Revenue Code the increase will be allocated to the most recent policy segment.

Actuarial Experts

The actuarial matters contained in this prospectus have been examined by Michael Sakoulas, FSA, MAAA, Senior Vice President and Chief Actuary of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your policy anniversary each year, we will send you an updated statement showing the following information:

•	the amount of your current death benefit

•	the instructions we have on file regarding where to invest your net premiums, and how much you have invested in each of the allocation options

•	your policy account value, cash surrender value and net cash surrender value

•	the amount you have paid in policy premiums and the charges that we have deducted, since the last anniversary of your policy

•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

B-11

•	the total of any outstanding policy debt that you owe us, and

•	the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. Of these reports, the annual reports will contain audited financial statements.

We will confirm in writing receipt of your policy premiums and any transfers or other transactions. We will also write you to request a premium or loan repayment to keep your policy from lapsing.

If several members of the same household own a Park Avenue SVUL policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our customer service office.

Advertising Practices

In our advertisements and sales materials for Park Avenue SVUL policies we may include:

•	articles or reports on variable life insurance in general, or Park Avenue SVUL specifically, and any other information published in business or general information publications

•	relevant indices or rankings of investment securities or similar groups of funds

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

•	comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policy owners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

Legal Matters

The legal validity of the Park Avenue SVUL policy, has been confirmed by Richard T. Potter, Jr., Vice President and Counsel of GIAC.

Financial Statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Park Avenue SVUL policies, and not as an indication of the investment experience of the Separate Account.

Experts

The consolidated balance sheets of GIAC as of December 31, 2006 and 2005 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2006 and the statement of assets and liabilities of Separate Account N as of and for the year ended December 31, 2006 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2006, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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B-13

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT N

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series
Assets:
Shares owned in underlying fund	144,919	647,042	54,019
Net asset value per share (NAV)	33.67	10.36	10.36

Total Assets ( Shares x NAV)	$4,879,435	$6,703,355	$559,635
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$4,879,435	$6,703,355	$559,635

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$4,870,375	$6,635,681	$554,580

Net Assets	$4,870,375	$6,635,681	$554,580
Units Outstanding	628,255	628,588	46,032
Unit Value (accumulation)	$7.75	$10.56	$12.05
Net Assets: Flexible Solutions
Contract value in accumulation period	$9,060	$67,674	$5,055

Net Assets	$9,060	$67,674	$5,055
Units Outstanding	1,169	6,411	420
Unit Value (accumulation)	$7.75	$10.56	$12.05
Net Assets: Total
Contract value in accumulation period	$4,879,435	$6,703,355	$559,635

Net Assets	$4,879,435	$6,703,355	$559,635

Cost Of Shares In Underlying Fund	$3,972,691	$5,202,243	$506,017

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2006 Investment Income
Income:
Reinvested dividends	$86,428	$102,509	$16,295
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	86,428	102,509	16,295

2006 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	212,576	136,069	14,374
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	212,576	136,069	14,374
Net change in unrealized appreciation/(depreciation) of investments	425,553	660,077	20,993

Net realized and unrealized gain/(loss) from investments	638,129	796,146	35,367

2006 Net Increase/(Decrease) in Net Assets Resulting from Operations	$724,557	$898,655	$51,662

See notes to financial statements.

B-14

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Investment Quality Bond VIP Series	RS Cash Management VIP Series	Gabelli Capital Asset

41,852	6,770	8,094	11,528	151,352	293,767	115,427
8.47	9.82	13.72	11.71	11.78	10.00	18.58

$354,484	$66,484	$111,056	$134,992	$1,782,924	$2,937,673	$2,144,630

—	—	—	—	—	—	—

$354,484	$66,484	$111,056	$134,992	$1,782,924	$2,937,673	$2,144,630

$353,179	$65,901	$102,291	$126,787	$1,573,949	$2,923,436	$2,132,119

$353,179	$65,901	$102,291	$126,787	$1,573,949	$2,923,436	$2,132,119
24,503	6,197	6,973	9,612	106,577	247,438	123,575
$14.41	$10.63	$14.67	$13.19	$14.77	$11.81	$17.25

$1,305	$583	$8,765	$8,205	$208,975	$14,237	$12,511

$1,305	$583	$8,765	$8,205	$208,975	$14,237	$12,511
91	55	597	622	14,151	1,205	725
$14.41	$10.63	$14.67	$13.19	$14.77	$11.81	$17.25

$354,484	$66,484	$111,056	$134,992	$1,782,924	$2,937,673	$2,144,630

$354,484	$66,484	$111,056	$134,992	$1,782,924	$2,937,673	$2,144,630

$357,185	$67,911	$107,143	$151,023	$1,817,028	$2,937,673	$1,989,876

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Investment Quality Bond VIP Series	RS Cash Management VIP Series	Gabelli Capital Asset

$22,535	$2,488	$1,020	$278	$74,560	$130,581	$5,783

—	—	—	—	—	—	—

22,535	2,488	1,020	278	74,560	130,581	5,783

(2,382)	(61)	8	(2,154)	(33,745)	—	107,111
—	—	5,892	22,745	81	—	261,201

(2,382)	(61)	5,900	20,591	(33,664)	—	368,312
4,308	120	6,853	(12,218)	33,452	—	5,249

1,926	59	12,753	8,373	(212)	—	373,561

$24,461	$2,547	$13,773	$8,651	$74,348	$130,581	$379,344

B-15

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006 (continued)

	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Small Cap Core Equity VIP Series

Assets:
Shares owned in underlying fund	59,897	109,464	160,792
Net asset value per share (NAV)	21.69	24.55	15.03

Total Assets ( Shares x NAV)	$1,299,159	$2,687,350	$2,416,703

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$1,299,159	$2,687,350	$2,416,703

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$1,120,115	$2,345,824	$2,305,502

Net Assets	$1,120,115	$2,345,824	$2,305,502
Units Outstanding	92,099	85,523	168,841
Unit Value (accumulation)	$12.16	$27.43	$13.65

Net Assets: Flexible Solutions
Contract value in accumulation period	$179,044	$341,526	$111,201

Net Assets	$179,044	$341,526	$111,201
Units Outstanding	14,721	12,451	8,143
Unit Value (accumulation)	$12.16	$27.43	$13.65

Net Assets: Total
Contract value in accumulation period	$1,299,159	$2,687,350	$2,416,703

Net Assets	$1,299,159	$2,687,350	$2,416,703

Cost Of Shares In Underlying Fund	$1,042,360	$2,296,154	$2,542,654

STATEMENT OF OPERATIONS

Year Ended December 31, 2006 (continued)

	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Small Cap Core Equity VIP Series

2006 Investment Income
Income:
Reinvested dividends	$11,819	$14,470	$—
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	11,819	14,470	—

2006 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	51,081	214,465	(22,243)
Reinvested realized gain distributions	—	396,711	217,215

Net realized gain/(loss) on investments	51,081	611,176	194,972
Net change in unrealized appreciation/(depreciation) of investments	161,514	49,789	147,370

Net realized and unrealized gain/(loss) from investments	212,595	660,965	342,342

2006 Net Increase/(Decrease) in Net Assets Resulting from Operations	$224,414	$675,435	$342,342

See notes to financial statements.

B-16

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I	Alliance Bernstein Value Class B	Alliance Bernstein Growth & Income Class B

24,293	102,277	22,985	14,870	53,612	9,567	14,682
18.96	23.16	26.22	21.23	27.22	14.95	26.93

$460,590	$2,368,736	$602,670	$315,684	$1,459,319	$143,023	$395,384

—	—	—	—	—	—	—

$460,590	$2,368,736	$602,670	$315,684	$1,459,319	$143,023	$395,384

$460,493	$2,347,100	$535,576	$312,907	$1,452,751	$133,289	$362,756

$460,493	$2,347,100	$535,576	$312,907	$1,452,751	$133,289	$362,756
55,686	206,997	70,463	29,355	175,596	8,455	26,328
$8.27	$11.34	$7.60	$10.66	$8.27	$15.76	$13.78

$97	$21,636	$67,094	$2,777	$6,568	$9,734	$32,628

$97	$21,636	$67,094	$2,777	$6,568	$9,734	$32,628
11	1,908	8,827	260	794	617	2,368
$8.27	$11.34	$7.60	$10.66	$8.27	$15.76	$13.78

$460,590	$2,368,736	$602,670	$315,684	$1,459,319	$143,023	$395,384

$460,590	$2,368,736	$602,670	$315,684	$1,459,319	$143,023	$395,384

$457,846	$2,002,908	$513,924	$261,075	$1,157,367	$121,418	$356,835

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I	Alliance Bernstein Value Class B	Alliance Bernstein Growth & Income Class B

$—	$21,677	$342	$9,860	$22,141	$1,008	$4,128

—	—	—	—	—	—	—

—	21,677	342	9,860	22,141	1,008	4,128

15,261	80,477	40,337	32,638	70,866	4,859	7,947
39,483	32,987	—	6,087	—	2,871	18,532

54,744	113,464	40,337	38,725	70,866	7,730	26,479
(38,681)	15,736	(1,114)	14,763	104,293	13,905	27,047

16,063	129,200	39,223	53,488	175,159	21,635	53,526

$16,063	$150,877	$39,565	$63,348	$197,300	$22,643	$57,654

B-17

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006 (continued)

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B	Davis Financial

Assets:
Shares owned in underlying fund	16,167	5,008	37,680
Net asset value per share (NAV)	26.37	16.94	16.29

Total Assets ( Shares x NAV)	$426,311	$84,841	$613,803

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$426,311	$84,841	$613,803

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$396,057	$84,601	$608,637

Net Assets	$396,057	$84,601	$608,637
Units Outstanding	32,862	7,286	36,930
Unit Value (accumulation)	$12.05	$11.61	$16.48

Net Assets: Flexible Solutions
Contract value in accumulation period	$30,254	$240	$5,166

Net Assets	$30,254	$240	$5,166
Units Outstanding	2,510	21	314
Unit Value (accumulation)	$12.05	$11.61	$16.48

Net Assets: Total
Contract value in accumulation period	$426,311	$84,841	$613,803

Net Assets	$426,311	$84,841	$613,803

Cost Of Shares In Underlying Fund	$383,126	$73,811	$434,509

STATEMENT OF OPERATIONS

Year Ended December 31, 2006 (continued)

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B	Davis Financial

2006 Investment Income
Income:
Reinvested dividends	$—	$—	$3,338
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	—	—	3,338

2006 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	15,046	921	31,933
Reinvested realized gain distributions	—	—	393

Net realized gain/(loss) on investments	15,046	921	32,326
Net change in unrealized appreciation/(depreciation) of investments	(17,805)	6,242	60,366

Net realized and unrealized gain/(loss) from investments	(2,759)	7,163	92,692

2006 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,759)	$7,163	$96,030

See notes to financial statements.

B-18

Investment Divisions
Davis Real Estate	Davis Value	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Mid Cap Growth Institutional Shares

68,995	140,086	107,198	54,137	22,222	148,978	56,505
20.43	14.58	31.11	25.87	18.03	34.25	32.97

$1,409,560	$2,042,453	$3,334,931	$1,400,524	$400,667	$5,102,482	$1,862,982

—	—	—	—	—	—	—

$1,409,560	$2,042,453	$3,334,931	$1,400,524	$400,667	$5,102,482	$1,862,982

$1,155,434	$2,015,816	$3,085,002	$1,357,472	$397,463	$5,002,032	$1,828,711

$1,155,434	$2,015,816	$3,085,002	$1,357,472	$397,463	$5,002,032	$1,828,711
34,132	146,265	216,507	88,206	44,172	228,774	300,153
$33.85	$13.78	$14.25	$15.39	$9.00	$21.86	$6.09

$254,126	$26,637	$249,929	$43,052	$3,204	$100,450	$34,271

$254,126	$26,637	$249,929	$43,052	$3,204	$100,450	$34,271
7,507	1,933	17,540	2,797	356	4,595	5,625
$33.85	$13.78	$14.25	$15.39	$9.00	$21.86	$6.09

$1,409,560	$2,042,453	$3,334,931	$1,400,524	$400,667	$5,102,482	$1,862,982

$1,409,560	$2,042,453	$3,334,931	$1,400,524	$400,667	$5,102,482	$1,862,982

$1,234,994	$1,684,449	$2,999,707	$1,271,023	$340,890	$4,148,168	$1,291,225

Investment Divisions
Davis Real Estate	Davis Value	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Mid Cap Growth Institutional Shares

$35,872	$14,557	$29,578	$36,357	$1,537	$8,282	$—

—	—	—	—	—	—	—

35,872	14,557	29,578	36,357	1,537	8,282	—

63,949	84,350	157,946	54,345	16,144	381,939	113,460
135,158	—	265,499	151,666	—	552,251	—

199,107	84,350	423,445	206,011	16,144	934,190	113,460
89,068	156,059	(130,517)	(15,714)	2,270	(391,016)	106,190

288,175	240,409	292,928	190,297	18,414	543,174	219,650

$324,047	$254,966	$322,506	$226,654	$19,951	$551,456	$219,650

B-19

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006 (continued)

	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares

Assets:
Shares owned in underlying fund	48,993	44,230	53,085
Net asset value per share (NAV)	30.16	23.12	32.47

Total Assets ( Shares x NAV)	$1,477,617	$1,022,597	$1,723,679

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$1,477,617	$1,022,597	$1,723,679

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$1,471,081	$1,006,673	$1,702,418

Net Assets	$1,471,081	$1,006,673	$1,702,418
Units Outstanding	151,629	138,327	221,601
Unit Value (accumulation)	$9.70	$7.28	$7.68

Net Assets: Flexible Solutions
Contract value in accumulation period	$6,536	$15,924	$21,261

Net Assets	$6,536	$15,924	$21,261
Units Outstanding	674	2,188	2,768
Unit Value (accumulation)	$9.70	$7.28	$7.68

Net Assets: Total
Contract value in accumulation period	$1,477,617	$1,022,597	$1,723,679

Net Assets	$1,477,617	$1,022,597	$1,723,679

Cost Of Shares In Underlying Fund	$1,148,025	$825,479	$1,381,524

STATEMENT OF OPERATIONS

Year Ended December 31, 2006 (continued)

	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares

2006 Investment Income
Income:
Reinvested dividends	$4,973	$4,721	$27,724
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	4,973	4,721	27,724

2006 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	85,651	39,045	67,974
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	85,651	39,045	67,974
Net change in unrealized appreciation/(depreciation) of investments	36,669	59,111	174,181

Net realized and unrealized gain/(loss) from investments	122,320	98,156	242,155

2006 Net Increase/(Decrease) in Net Assets Resulting from Operations	$127,293	$102,877	$269,879

See notes to financial statements.

B-20

Investment Divisions
MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

52,746	16,782	50,092	8,180	139,522
20.64	21.69	17.42	18.04	21.89

$1,088,679	$364,002	$872,611	$147,569	$3,054,128

—	—	—	—	—

$1,088,679	$364,002	$872,611	$147,569	$3,054,128

$1,086,669	$363,915	$822,594	$146,756	$2,968,733

$1,086,669	$363,915	$822,594	$146,756	$2,968,733
172,964	33,958	79,858	16,229	188,321
$6.28	$10.72	$10.30	$9.04	$15.76

$2,010	$87	$50,017	$813	$85,395

$2,010	$87	$50,017	$813	$85,395
320	8	4,856	90	5,417
$6.28	$10.72	$10.30	$9.04	$15.76

$1,088,679	$364,002	$872,611	$147,569	$3,054,128

$1,088,679	$364,002	$872,611	$147,569	$3,054,128

$837,378	$290,133	$732,530	$124,264	$2,813,056

Investment Divisions
MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$—	$1,719	$—	$706	$61,963

—	—	—	—	—

—	1,719	—	706	61,963

53,699	22,513	31,685	15,229	66,820
—	—	13,190	—	83,043

53,699	22,513	44,875	15,229	149,863
24,214	17,649	54,514	(1,645)	102,140

77,913	40,162	99,389	13,584	252,003

$77,913	$41,881	$99,389	$14,290	$313,966

B-21

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2005 and 2006

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2005 Increase/(Decrease) from Operations
Net investment income/(expense)	$49,624	$84,743	$2,576
Net realized gain/(loss) from sale of investments	129,423	50,870	17,530
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	2,853	120,802	(6,227)

Net increase/(decrease) resulting from operations	181,900	256,415	13,879

2005 Policy Transactions
Net policy purchase payments	1,079,062	1,275,575	117,914
Transfers on account of death, surrenders and withdrawals	(265,720)	(133,966)	(82,801)
Transfers of policy loans	(145,874)	(11,044)	(2,287)
Transfers of cost of insurance and policy fees	(551,644)	(443,678)	(57,370)
Transfers between investment divisions	(250,171)	(51,105)	3,328
Transfers–other	(151)	671	(14)

Net increase/(decrease) from policy transactions	(134,498)	636,453	(21,230)

Total Increase/(Decrease) in Net Assets	47,402	892,868	(7,351)
Net Assets at December 31, 2004	4,242,070	4,741,420	372,852

Net Assets at December 31, 2005	$4,289,472	$5,634,288	$365,501

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$86,428	$102,509	$16,295
Net realized gain/(loss) from sale of investments	212,576	136,069	14,374
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	425,553	660,077	20,993

Net increase/(decrease) resulting from operations	724,557	898,655	51,662

2006 Policy Transactions
Net policy purchase payments	864,592	988,948	96,592
Transfers on account of death, surrenders and withdrawals	(321,944)	(107,158)	(33,410)
Transfers of policy loans	(39,782)	(13,820)	(518)
Transfers of cost of insurance and policy fees	(524,250)	(477,340)	(54,614)
Transfers between investment divisions	(113,093)	(220,061)	134,422
Transfers–other	(117)	(157)	—

Net increase/(decrease) from policy transactions	(134,594)	170,412	142,472

Total Increase/(Decrease) in Net Assets	589,963	1,069,067	194,134
Net Assets at December 31, 2005	4,289,472	5,634,288	365,501

Net Assets at December 31, 2006	$4,879,435	$6,703,355	$559,635

See notes to financial statements.

B-22

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Investment Quality Bond VIP Series	RS Cash Management VIP Series	Gabelli Capital Asset

$12,791	$1,612	$336	$75	$55,532	$68,476	$4,651
8,536	(44)	146	98	(9,532)	—	91,420
—	—	5,375	8,709	10,106	—	109,793
(16,430)	(861)	(3,138)	(4,123)	(24,061)	—	(167,969)

4,897	707	2,719	4,759	32,045	68,476	37,895

110,845	8,670	8,499	43,361	334,900	1,447,026	385,773
(5,247)	(341)	—	(2,569)	(100,286)	(506,733)	(70,742)
(5,020)	—	—	—	(28,747)	(29,898)	(26,855)
(30,582)	(2,904)	(2,684)	(6,189)	(163,882)	(366,056)	(178,995)
(189,444)	—	27,326	31,295	52,770	(352,492)	91,322
17	—	(6)	(156)	21	(93)	(86)

(119,431)	5,425	33,135	65,742	94,776	191,754	200,417

(114,534)	6,132	35,854	70,501	126,821	260,230	238,312
334,157	54,307	7,517	17,809	1,291,746	2,691,282	1,475,557

$219,623	$60,439	$43,371	$88,310	$1,418,567	$2,951,512	$1,713,869

$22,535	$2,488	$1,020	$278	$74,560	$130,581	$5,783
(2,382)	(61)	8	(2,154)	(33,745)	—	107,111
—	—	5,892	22,745	81	—	261,201
4,308	120	6,853	(12,218)	33,452	—	5,249

24,461	2,547	13,773	8,651	74,348	130,581	379,344

61,492	6,568	22,827	64,985	502,665	823,630	335,791
(33,413)	(240)	(159)	(21,540)	(85,384)	(261,913)	(54,565)
(6,779)	—	—	(1,569)	(6,524)	(16,328)	(25,687)
(31,968)	(3,088)	(8,280)	(13,164)	(184,148)	(337,289)	(182,128)
121,065	257	39,499	9,327	63,434	(352,251)	(21,778)
3	1	25	(8)	(34)	(269)	(216)

110,400	3,498	53,912	38,031	290,009	(144,420)	51,417

134,861	6,045	67,685	46,682	364,357	(13,839)	430,761
219,623	60,439	43,371	88,310	1,418,567	2,951,512	1,713,869

$354,484	$66,484	$111,056	$134,992	$1,782,924	$2,937,673	$2,144,630

B-23

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2005 and 2006 (continued)

	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Small Cap Core Equity VIP Series

2005 Increase/(Decrease) from Operations
Net investment income/(expense)	$7,320	$12,139	$4,248
Net realized gain/(loss) from sale of investments	49,242	108,425	66,719
Reinvested realized gain distributions	—	86,491	332,984
Net change in unrealized appreciation/(depreciation) of investments	33,488	210,410	(392,994)

Net increase/(decrease) resulting from operations	90,050	417,465	10,957

2005 Policy Transactions
Net policy purchase payments	219,114	382,637	534,157
Transfers on account of death, surrenders and withdrawals	(13,459)	(63,754)	(93,879)
Transfers of policy loans	(14,024)	(27,464)	(30,910)
Transfers of cost of insurance and policy fees	(64,876)	(159,024)	(222,359)
Transfers between investment divisions	103,216	101,458	62,662
Transfers–other	605	2,284	414

Net increase/(decrease) from policy transactions	230,576	236,137	250,085

Total Increase/(Decrease) in Net Assets	320,626	653,602	261,042
Net Assets at December 31, 2004	405,308	875,880	1,621,869

Net Assets at December 31, 2005	$725,934	$1,529,482	$1,882,911

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$11,819	$14,470	$—
Net realized gain/(loss) from sale of investments	51,081	214,465	(22,243)
Reinvested realized gain distributions	—	396,711	217,215
Net change in unrealized appreciation/(depreciation) of investments	161,514	49,789	147,370

Net increase/(decrease) resulting from operations	224,414	675,435	342,342

2006 Policy Transactions
Net policy purchase payments	367,616	730,508	621,348
Transfers on account of death, surrenders and withdrawals	(71,636)	(110,314)	(133,657)
Transfers of policy loans	(5,907)	(26,461)	(12,294)
Transfers of cost of insurance and policy fees	(120,071)	(258,507)	(247,530)
Transfers between investment divisions	178,907	147,132	(36,829)
Transfers–other	(98)	75	412

Net increase/(decrease) from policy transactions	348,811	482,433	191,450

Total Increase/(Decrease) in Net Assets	573,225	1,157,868	533,792
Net Assets at December 31, 2005	725,934	1,529,482	1,882,911

Net Assets at December 31, 2006	$1,299,159	$2,687,350	$2,416,703

See notes to financial statements.

B-24

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I	Alliance Bernstein Value Class B	Alliance Bernstein Growth & Income Class B

$—	$12,530	$314	$5,817	$10,925	$1,001	$2,441
18,257	287,769	39,460	11,784	47,472	5,350	13,438
39,926	—	—	—	—	1,406	—
(18,357)	(77,471)	1,270	9,865	9,900	(2,521)	(4,556)

39,826	222,828	41,044	27,466	68,297	5,236	11,323

109,436	511,452	141,901	69,227	276,542	29,028	78,540
(29,256)	(770,258)	(119,659)	(13,722)	(51,830)	(337)	(3,400)
(19,969)	(95,400)	(18,425)	(2,620)	(7,268)	—	—
(49,253)	(246,735)	(73,193)	(22,158)	(106,212)	(9,022)	(26,430)
19,854	(24,328)	(18,804)	62,327	(70,443)	(1,791)	73,882
(12)	(3,244)	(288)	(107)	64	(14)	283

30,800	(628,513)	(88,468)	92,947	40,853	17,864	122,875

70,626	(405,685)	(47,424)	120,413	109,150	23,100	134,198
372,621	2,643,732	568,225	137,759	1,217,369	76,990	161,295

$443,247	$2,238,047	$520,801	$258,172	$1,326,519	$100,090	$295,493

$—	$21,677	$342	$9,860	$22,141	$1,008	$4,128
15,261	80,477	40,337	32,638	70,866	4,859	7,947
39,483	32,987	—	6,087	—	2,871	18,532
(38,681)	15,736	(1,114)	14,763	104,293	13,905	27,047

16,063	150,877	39,565	63,348	197,300	22,643	57,654

86,394	339,361	184,721	62,469	221,798	34,953	103,351
(26,390)	(81,008)	(64,559)	(9,299)	(85,476)	(3,160)	(25,172)
(373)	(687)	(1,314)	(3,301)	(4,773)	(2,592)	(5,900)
(46,202)	(190,511)	(73,752)	(26,553)	(98,905)	(10,560)	(41,372)
(12,078)	(87,100)	(2,726)	(29,111)	(97,006)	1,631	11,317
(71)	(243)	(66)	(41)	(138)	18	13

1,280	(20,188)	42,304	(5,836)	(64,500)	20,290	42,237

17,343	130,689	81,869	57,512	132,800	42,933	99,891
443,247	2,238,047	520,801	258,172	1,326,519	100,090	295,493

$460,590	$2,368,736	$602,670	$315,684	$1,459,319	$143,023	$395,384

B-25

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2005 and 2006 (continued)

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B	Davis Financial

2005 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—	$2,514
Net realized gain/(loss) from sale of investments	8,924	173	14,459
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	34,385	2,249	25,975

Net increase/(decrease) resulting from operations	43,309	2,422	42,948

2005 Policy Transactions
Net policy purchase payments	95,591	24,844	87,346
Transfers on account of death, surrenders and withdrawals	(2,779)	—	(11,018)
Transfers of policy loans	(36)	—	(9,981)
Transfers of cost of insurance and policy fees	(25,455)	(9,398)	(47,723)
Transfers between investment divisions	10,203	562	9,216
Transfers–other	(2)	5	3

Net increase/(decrease) from policy transactions	77,522	16,013	27,843

Total Increase/(Decrease) in Net Assets	120,831	18,435	70,791
Net Assets at December 31, 2004	190,855	35,991	470,505

Net Assets at December 31, 2005	$311,686	$54,426	$541,296

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—	$3,338
Net realized gain/(loss) from sale of investments	15,046	921	31,933
Reinvested realized gain distributions	—	—	393
Net change in unrealized appreciation/(depreciation) of investments	(17,805)	6,242	60,366

Net increase/(decrease) resulting from operations	(2,759)	7,163	96,030

2006 Policy Transactions
Net policy purchase payments	126,716	24,705	71,139
Transfers on account of death, surrenders and withdrawals	(1,064)	(11)	(37,028)
Transfers of policy loans	(18)	—	(5,814)
Transfers of cost of insurance and policy fees	(28,246)	(11,154)	(48,796)
Transfers between investment divisions	20,000	9,712	(3,025)
Transfers–other	(4)	—	1

Net increase/(decrease) from policy transactions	117,384	23,252	(23,523)

Total Increase/(Decrease) in Net Assets	114,625	30,415	72,507
Net Assets at December 31, 2005	311,686	54,426	541,296

Net Assets at December 31, 2006	$426,311	$84,841	$613,803

See notes to financial statements.

B-26

Investment Divisions
Davis Real Estate	Davis Value	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Mid Cap Growth Institutional Shares

$22,588	$15,039	$2,214	$14,121	$1,971	$—	$—
43,555	79,543	150,419	45,643	15,484	319,348	63,208
44,577	—	316	34,910	—	61,426	—
(19,551)	37,048	158,882	(38,012)	9,394	282,568	100,707

91,169	131,630	311,831	56,662	26,849	663,342	163,915

193,555	380,105	608,152	232,867	103,019	991,990	292,392
(13,033)	(94,430)	(71,981)	(34,157)	(4,204)	(304,272)	(103,122)
(5,863)	(7,713)	(18,245)	(7,915)	(60)	(90,651)	(14,964)
(77,719)	(155,304)	(221,117)	(122,323)	(45,490)	(422,250)	(137,628)
(37,715)	310,990	126,819	(28,463)	(26,904)	24,362	(27,130)
115	130	1,534	106	(2)	(597)	142

59,340	433,778	425,162	40,115	26,359	198,582	9,690

150,509	565,408	736,993	96,777	53,208	861,924	173,605
616,353	1,011,548	1,667,325	979,251	294,849	3,518,062	1,339,634

$766,862	$1,576,956	$2,404,318	$1,076,028	$348,057	$4,379,986	$1,513,239

$35,872	$14,557	$29,578	$36,357	$1,537	$8,282	$—
63,949	84,350	157,946	54,345	16,144	381,939	113,460
135,158	—	265,499	151,666	—	552,251	—
89,068	156,059	(130,517)	(15,714)	2,270	(391,016)	106,190

324,047	254,966	322,506	226,654	19,951	551,456	219,650

457,287	482,805	871,456	255,880	92,771	1,000,379	286,482
(20,006)	(71,917)	(136,179)	(49,215)	(8,579)	(187,208)	(85,490)
(7,876)	(17,216)	(25,688)	(15,378)	(2,000)	(26,616)	(10,177)
(116,305)	(181,936)	(308,946)	(133,660)	(47,372)	(469,581)	(139,722)
6,031	(1,194)	207,071	40,476	(2,085)	(146,244)	78,849
(480)	(11)	393	(261)	(76)	310	151

318,651	210,531	608,107	97,842	32,659	171,040	130,093

642,698	465,497	930,613	324,496	52,610	722,496	349,743
766,862	1,576,956	2,404,318	1,076,028	348,057	4,379,986	1,513,239

$1,409,560	$2,042,453	$3,334,931	$1,400,524	$400,667	$5,102,482	$1,862,982

B-27

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2005 and 2006 (continued)

	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares

2005 Increase/(Decrease) from Operations
Net investment income/(expense)	$2,659	$2,809	$19,866
Net realized gain/(loss) from sale of investments	125,258	75,853	66,502
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	20,306	(46,283)	(3,696)

Net increase/(decrease) resulting from operations	148,223	32,379	82,672

2005 Policy Transactions
Net policy purchase payments	324,803	192,503	353,747
Transfers on account of death, surrenders and withdrawals	(281,745)	(225,684)	(304,582)
Transfers of policy loans	(27,543)	(14,065)	(18,438)
Transfers of cost of insurance and policy fees	(148,070)	(102,227)	(166,194)
Transfers between investment divisions	(31,085)	19	(43,775)
Transfers–other	(198)	182	(19)

Net increase/(decrease) from policy transactions	(163,838)	(149,272)	(179,261)

Total Increase/(Decrease) in Net Assets	(15,615)	(116,893)	(96,589)
Net Assets at December 31, 2004	1,325,725	980,500	1,616,519

Net Assets at December 31, 2005	$1,310,110	$863,607	$1,519,930

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$4,973	$4,721	$27,724
Net realized gain/(loss) from sale of investments	85,651	39,045	67,974
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	36,669	59,111	174,181

Net increase/(decrease) resulting from operations	127,293	102,877	269,879

2006 Policy Transactions
Net policy purchase payments	271,061	190,172	326,730
Transfers on account of death, surrenders and withdrawals	(89,570)	(40,997)	(170,943)
Transfers of policy loans	(9,575)	(5,241)	(8,294)
Transfers of cost of insurance and policy fees	(140,499)	(103,464)	(151,627)
Transfers between investment divisions	8,740	15,766	(61,602)
Transfers–other	57	(123)	(394)

Net increase/(decrease) from policy transactions	40,214	56,113	(66,130)

Total Increase/(Decrease) in Net Assets	167,507	158,990	203,749
Net Assets at December 31, 2005	1,310,110	863,607	1,519,930

Net Assets at December 31, 2006	$1,477,617	$1,022,597	$1,723,679

See notes to financial statements.

B-28

Investment Divisions
MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$—	$1,633	$—	$539	$46,659
10,262	28,977	62,970	6,414	52,823
—	—	—	—	91,475
75,734	(8,076)	(27,065)	2,062	(121,359)

85,996	22,534	35,905	9,015	69,598

194,911	78,848	185,848	30,655	778,180
(20,734)	(193,444)	(108,115)	(3,387)	(50,021)
(9,505)	(2,732)	(13,280)	(826)	(55,841)
(78,318)	(43,448)	(83,487)	(16,466)	(292,519)
(17,847)	2,441	(2,890)	897	16,540
(149)	17	(326)	(131)	403

68,358	(158,318)	(22,250)	10,742	396,742

154,354	(135,784)	13,655	19,757	466,340
871,036	466,743	691,906	111,047	2,040,939

$1,025,390	$330,959	$705,561	$130,804	$2,507,279

$—	$1,719	$—	$706	$61,963
53,699	22,513	31,685	15,229	66,820
—	—	13,190	—	83,043
24,214	17,649	54,514	(1,645)	102,140

77,913	41,881	99,389	14,290	313,966

160,175	71,112	238,477	32,691	680,123
(44,891)	(14,820)	(38,675)	(3,118)	(99,953)
(2,127)	(20)	(8,546)	(1,006)	(15,048)
(72,457)	(38,974)	(85,408)	(16,217)	(293,007)
(55,437)	(26,072)	(38,289)	(9,773)	(39,136)
113	(64)	102	(102)	(96)

(14,624)	(8,838)	67,661	2,475	232,883

63,289	33,043	167,050	16,765	546,849
1,025,390	330,959	705,561	130,804	2,507,279

$1,088,679	$364,002	$872,611	$147,569	$3,054,128

B-29

THE GUARDIAN SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (December 31, 2006)

NOTE 1 — ORGANIZATION

The Guardian Separate Account N (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 23, 1999 and commenced operations on July 20, 2000. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the survivorship variable universal life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the thirty-eight investment options within the Account, or the FRO. However, a policyowner may only invest in up to twenty investment options, including the FRO, at any time.

The thirty-eight investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Core Equity VIP Series
(formerly The Guardian Stock Fund)*

RS S&P 500 Index VIP Series
(formerly The Guardian VC 500 Index Fund)*

RS Asset Allocation VIP Series
(formerly The Guardian VC Asset Allocation Fund)*

RS High Yield Bond VIP Series
(formerly The Guardian VC High Yield Bond Fund)*

RS Low Duration Bond VIP Series
(formerly The Guardian VC Low Duration Bond Fund)*

RS Large Cap Value VIP Series
(formerly The Guardian UBS VC Large Cap Value Fund)*

RS Partners VIP Series
(formerly The Guardian UBS VC Small Cap Value Fund)*

RS Investment Quality Bond VIP Series
(formerly The Guardian Bond Fund, Inc.)*

RS Cash Management VIP Series
(formerly The Guardian Cash Fund, Inc.)*

Gabelli Capital Asset Fund (GCAF)

RS International Growth VIP Series
(formerly Baillie Gifford International Growth Fund)*

RS Emerging Markets VIP Series
(formerly Baillie Gifford Emerging Markets Fund)*

RS Small Cap Core Equity VIP Series
(formerly The Guardian Small Cap Stock Fund)*

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I. Capital Appreciation Fund Series I

AIM V.I. Utilities Fund Series I

AIM V.I. Core Equity Fund Series I
(formerly AIM V.I. Premier Equity Fund Series I)

AllianceBernstein Value Portfolio Class B

AllianceBernstein Growth & Income Portfolio Class B

AllianceBernstein Large Cap Growth Portfolio Class B

AllianceBernstein Global Technology Portfolio Class B

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Opportunities Portfolio

Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Janus Aspen Mid Cap Growth Portfolio Institutional Shares

Janus Aspen Forty Portfolio Institutional Shares

Janus Aspen Large Cap Growth Portfolio Institutional Shares

Janus Aspen Worldwide Growth Portfolio Institutional Shares

MFS Emerging Growth Series Initial Class

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

*	See Note 4

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

B-30

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Life Insurance policies is based on the 1980 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-31

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2006 were as follows:

	Purchases	Sales
RS Core Equity VIP Series (formerly The Guardian Stock Fund)*	$770,966	$819,132
RS S&P 500 Index VIP Series (formerly The Guardian VC 500 Index Fund)*	1,159,305	886,383
RS Asset Allocation VIP Series (formerly The Guardian VC Asset Allocation Fund)*	237,678	78,912
RS High Yield Bond VIP Series (formerly The Guardian VC High Yield Bond Fund)*	210,420	77,484
RS Low Duration Bond VIP Series (formerly The Guardian VC Low Duration Bond Fund)*	8,768	2,782
RS Large Cap Value VIP Series (formerly The Guardian UBS VC Large Cap Value Fund)*	68,793	7,969
RS Partners VIP Series (formerly The Guardian UBS VC Small Cap Value Fund)*	96,220	35,166
RS Investment Quality Bond VIP Series (formerly The Guardian Bond Fund, Inc.)*	792,554	427,903
RS Cash Management VIP Series (formerly The Guardian Cash Fund, Inc.)*	2,234,545	2,248,384
Gabelli Capital Asset Fund	607,093	288,692
RS International Growth VIP Series (formerly Baillie Gifford International Growth Fund)*	516,183	155,553
RS Emerging Markets VIP Series (formerly Baillie Gifford Emerging Markets Fund)*	1,410,433	516,818
RS Small Cap Core Equity VIP Series (formerly The Guardian Small Cap Stock Fund)*	835,080	426,414
Value Line Centurion Fund	127,387	86,624
Value Line Strategic Asset Management Trust	365,958	331,482
AIM V.I. Capital Appreciation Fund Series I	163,943	121,297
AIM V.I. Utilities Fund Series I	96,115	86,005
AIM V.I. Core Equity Fund Series I (formerly AIM V.I. Premier Equity Fund Series I)	210,453	252,813
AllianceBernstein Value Portfolio Class B	57,697	33,529
AllianceBernstein Growth & Income Portfolio Class B	130,614	65,718
AllianceBernstein Large Cap Growth Portfolio Class B	165,575	48,191
AllianceBernstein Global Technology Portfolio Class B	33,854	10,601
Davis Financial Portfolio	68,787	88,578
Davis Real Estate Portfolio	672,920	183,240
Davis Value Portfolio	500,145	275,059
Fidelity VIP Contrafund Portfolio Service Class 2	1,316,117	412,933
Fidelity VIP Equity-Income Portfolio Service Class 2	464,095	178,230
Fidelity VIP Growth Opportunities Portfolio Service Class 2	85,888	51,691
Fidelity VIP Mid Cap Portfolio Service Class 2	1,522,047	790,475
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	367,241	237,148
Janus Aspen Forty Portfolio Institutional Shares	270,880	225,693
Janus Aspen Large Cap Growth Portfolio Institutional Shares	176,997	116,162
Janus Aspen Worldwide Growth Portfolio Institutional Shares	306,133	344,539
MFS Emerging Growth Series Initial Class	144,577	159,201
MFS Investors Trust Series Initial Class	67,002	74,121
MFS New Discovery Series Initial Class	253,773	172,922
MFS Research Series Initial Class	47,108	43,927
MFS Total Return Series Initial Class	846,861	468,972

	$17,410,205	$10,830,743

*	See Note 4

B-32

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

Under the terms of the policy, GIAC deducts certain charges from the policy account value. These contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	Mortality and expense risk charge through the twelfth policy year, for Park Avenue Millennium Series, is deducted at a current annual rate of .60% of the net assets of the separate account. Starting in the thirteenth policy year, GIAC deducts at a current annual rate of .40% up to the account value breakpoint and .20% on the amount of net assets in excess of the breakpoint. For Flexible Solutions, mortality and expense risk charge is deducted through the tenth policy year at a current annual rate of .60% of the net assets of the separate account. Starting in the eleventh policy year, GIAC deducts at a current annual rate of .20% up to the account value breakpoint and 0% on the net amount of assets in excess of the breakpoint. The breakpoint is defined as $100,000 less any policy account value allocated to the fixed rate option, but not less than zero.

b)	Policy and administrative fees, which vary with the basic sum face amount, age, sex and rating class.

c)	A monthly charge for the cost of life insurance, based on age, sex, duration and rating class, is deducted as compensation for the anticipated cost of paying death benefits.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

For the years ended December 31, 2005 and 2006, contractual charges amounted to $4,978,382 and $5,317,603, respectively.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

On August 31, 2006, Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, acquired a majority interest in RS Investment Management Co. LLC (RS Investments), a privately held San Francisco investment management firm specializing in growth and value mutual funds and institutional accounts. On October 9, 2006, all assets invested in the Guardian-sponsored mutual funds were transferred through mergers to newly-organized series of RS Variable Product Funds, as follows:

Guardian Fund	RS Fund

The Guardian Stock Fund

The Guardian VC 500 Index Fund

The Guardian VC Asset Allocation Fund

The Guardian VC High Yield Bond Fund

The Guardian VC Low Duration Bond Fund

The Guardian UBS VC Large Cap Value Fund

The Guardian UBS VC Small Cap Value Fund

Baillie Gifford International Growth Fund

Baillie Gifford Emerging Markets Fund

The Guardian Small Cap Stock Fund

The Guardian Bond Fund

The Guardian Cash Fund

RS Core Equity VIP Series

RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Large Cap Value VIP Series

RS Partners VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Small Cap Core Equity VIP Series

RS Investment Quality Bond VIP Series

RS Cash Management VIP Series

RS Investments serves as investment adviser and administrator to each of the RS Funds. GIS serves as sub-administrator and provides administrative and accounting services to each of the RS Funds after the reorganizations, and serves as the RS Funds’ principal underwriter. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management will also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG. Prior to October 9, 2006, GBG served as the sole investment adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series.

B-33

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

RS Investments provides day-to-day investment management services to the following funds:

• RS Core Equity VIP Series • RS Partners VIP Series	• RS Small Cap Core Equity VIP Series

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’ performance:

• RS Asset Allocation VIP Series • RS Investment Quality Bond VIP Series • RS High Yield Bond VIP Series	• RS S&P 500 Index VIP Series • RS Low Duration Bond VIP Series • RS Cash Management VIP Series

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

• RS International Growth VIP Series	• RS Emerging Markets VIP Series

As sub-adviser, UBS Global AM provides day-to-day investment management services to the following fund, subject to RS Investments’ general oversight of UBS Global AM’s performance:

• RS Large Cap Value VIP Series

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate

RS Core Equity VIP Series	None	0.50%	N/A
RS Large Cap Value VIP Series	UBS Global AM	0.83%	0.4300%
RS Partners VIP Series	None	1.00%	N/A
RS Small Cap Core Equity VIP Series	None	0.75%	N/A
RS Asset Allocation VIP Series	GIS	0.50%	0.4750%
RS S&P 500 Index VIP Series	GIS	0.25%	0.2375%
RS International Growth VIP Series	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series	GIS	0.50%	0.4750%
RS Low Duration Bond VIP Series	GIS	0.45%	0.4275%
RS High Yield Bond VIP Series	GIS	0.60%	0.5700%
RS Cash Management VIP Series	GIS	0.50%	0.4750%

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is 0.40% of RS International Growth VIP Series average daily net assets and 0.50% of RS Emerging Markets VIP Series average daily net assets.

As indicated above, under the sub-advisory agreement for the RS Funds, GIS provides administrative and accounting services to the RS Funds its sub-advises. In addition, under a sub-administration agreement with respect to the other RS Funds that do not have a sub-adviser, GIS provides certain administrative and accounting services to such RS Funds, in return for a monthly fee paid by RS Investments (and not the RS Funds) of 0.052% of RS Core Equity VIP Series average daily net assets, 0.078% of RS Small Cap Core Equity VIP Series average daily net assets, and 0.042% of RS Partners VIP Series average daily net assets.

B-34

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

GCAF has a management agreement with GIS and earns fees of .40% of the average daily net assets. GIAC has administrative service fee agreements with AIM Advisors, Inc., Alliance Capital Management LP, Davis Selected Advisers LP, Fidelity Management & Research Company, Gabelli Funds, LLC, Janus Capital Management LLC, MFS Investment Management, and Value Line Inc., which compensate GIAC for administrative services provided. These fees range from .15% to .25% of the average daily net assets. The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

B-35

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

	2006			2005
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Core Equity VIP Series (formerly The Guardian Stock Fund)	129,961	149,380	(19,419)	182,287	202,686	(20,399)
RS S&P 500 Index VIP Series (formerly The Guardian VC 500 Index Fund)	137,121	118,356	18,765	155,370	81,257	74,113
RS Asset Allocation VIP Series (formerly The Guardian VC Asset Allocation Fund)	20,498	8,439	12,059	14,639	16,859	(2,220)
RS High Yield Bond VIP Series (formerly The Guardian VC High Yield Bond Fund)	14,422	6,462	7,960	9,418	18,930	(9,512)
RS Low Duration Bond VIP Series (formerly The Guardian VC Low Duration Bond Fund)	658	321	337	854	320	534
RS Large Cap Value VIP Series (formerly The Guardian UBS VC Large Cap Value Fund)	4,861	788	4,073	3,061	229	2,832
RS Partners VIP Series (formerly The Guardian UBS VC Small Cap Value Fund)	5,959	3,046	2,913	7,204	1,421	5,783
RS Investment Quality Bond VIP Series (formerly The Guardian Bond Fund, Inc.)	56,112	35,462	20,650	31,401	24,596	6,805
RS Cash Management VIP Series (formerly The Guardian Cash Fund, Inc.)	216,972	229,463	(12,491)	222,711	206,095	16,616
Gabelli Capital Asset Fund	27,737	24,557	3,180	41,760	27,037	14,723
RS International Growth VIP Series (formerly Baillie Gifford International Growth Fund)	53,715	20,568	33,147	44,288	18,337	25,951
RS Emerging Markets VIP Series (formerly Baillie Gifford Emerging Markets Fund)	48,700	26,667	22,033	35,588	20,752	14,836
RS Small Cap Core Equity VIP Series (formerly The Guardian Small Cap Stock Fund)	58,055	42,636	15,419	56,090	33,919	22,171
Value Line Centurion Fund	11,792	11,759	33	17,716	13,117	4,599
Value Line Strategic Asset Management Trust	37,112	39,110	(1,998)	55,942	116,796	(60,854)
AIM V.I. Capital Appreciation Fund Series I	26,424	19,970	6,454	22,266	35,920	(13,654)
AIM V.I. Utilities Fund Series I	9,848	10,619	(771)	16,696	5,254	11,442
AIM V.I. Core Equity Fund Series I (formerly AIM V.I. Premier Equity Fund Series I)	35,619	44,009	(8,390)	40,259	34,644	5,615
AllianceBernstein Value Portfolio Class B	3,992	2,604	1,388	3,044	1,595	1,449
AllianceBernstein Growth & Income Portfolio Class B	11,567	7,960	3,607	14,679	3,916	10,763
AllianceBernstein Large Cap Growth Portfolio Class B	13,952	4,276	9,676	10,238	2,611	7,627
AllianceBernstein Global Technology Portfolio Class B	3,270	1,043	2,227	2,544	946	1,598
Davis Financial Portfolio	5,029	6,707	(1,678)	9,489	7,234	2,255
Davis Real Estate Portfolio	18,936	7,737	11,199	10,561	7,801	2,760
Davis Value Portfolio	44,547	27,935	16,612	69,137	29,928	39,209
Fidelity VIP Contrafund Portfolio Service Class 2	92,775	46,753	46,022	78,469	42,538	35,931
Fidelity VIP Equity-Income Portfolio Service Class 2	24,602	17,451	7,151	21,783	18,492	3,291
Fidelity VIP Growth Opportunities Portfolio Service Class 2	11,790	7,923	3,867	13,768	10,540	3,228
Fidelity VIP Mid Cap Portfolio Service Class 2	61,142	52,944	8,198	66,639	54,911	11,728
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	75,881	52,283	23,598	63,462	61,832	1,630

B-36

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

	2006			2005
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Janus Aspen Forty Portfolio Institutional Shares	33,398	28,752	4,646	46,236	67,191	(20,955)
Janus Aspen Large Cap Growth Portfolio Institutional Shares	31,380	23,036	8,344	34,795	59,118	(24,323)
Janus Aspen Worldwide Growth Portfolio Institutional Shares	51,541	61,034	(9,493)	60,603	90,053	(29,450)
MFS Emerging Growth Series Initial Class	32,927	35,736	(2,809)	41,627	28,865	12,762
MFS Investors Trust Series Initial Class	7,181	8,111	(930)	9,035	26,951	(17,916)
MFS New Discovery Series Initial Class	26,099	18,934	7,165	26,054	28,542	(2,488)
MFS Research Series Initial Class	5,119	4,781	338	4,377	3,021	1,356
MFS Total Return Series Initial Class	59,780	44,008	15,772	61,452	32,436	29,016

B-37

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

NOTE 6 — UNIT VALUES

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyholders’ accounts through redemption of units:

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
RS Core Equity VIP Series (formerly The Guardian Stock Fund)
2006	628,255	$7.75	$4,870,375	—	1.91%	17.26%
2005	648,755	6.61	4,288,892	—	1.18%	4.30%
2004	669,243	6.34	4,242,070	—	1.89%	6.00%
2003	630,029	5.98	3,767,302	—	1.07%	21.45%
2002	553,013	4.92	2,722,835	—	0.85%	-20.88%
RS S&P 500 Index VIP Series (formerly The Guardian VC 500 Index Fund)
2006	628,588	$10.56	$6,635,681	—	1.65%	15.46%
2005	616,216	9.14	5,634,123	—	1.61%	4.54%
2004	542,121	8.75	4,741,420	—	1.69%	10.59%
2003	511,984	7.91	4,049,091	—	1.64%	28.25%
2002	460,840	6.17	2,841,836	—	2.08%	-22.42%
RS Asset Allocation VIP Series (formerly The Guardian VC Asset Allocation Fund)
2006	46,032	$12.05	$554,580	—	4.06%	13.37%
2005	34,393	10.63	365,501	—	0.72%	4.36%
2004	36,614	10.18	372,852	—	1.25%	10.31%
2003	43,952	9.23	405,762	—	3.74%	27.70%
2002	20,653	7.23	149,311	—	2.02%	-19.88%
RS High Yield Bond VIP Series (formerly The Guardian VC High Yield Bond Fund)
2006	24,503	$14.41	$353,179	—	8.68%	9.17%
2005	16,621	13.20	219,457	—	5.00%	3.30%
2004	26,145	12.78	334,157	—	7.25%	9.22%
2003	10,083	11.70	117,999	—	7.71%	17.95%
2002	6,144	9.92	60,957	—	9.25%	1.34%
RS Low Duration Bond VIP Series (formerly The Guardian VC Low Duration Bond Fund)(6)
2006	6,197	$10.63	$65,901	—	3.95%	4.07%
2005	5,915	10.22	60,439	—	2.89%	1.25%
2004	5,381	10.09	54,307	—	1.75%	0.91%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
RS Large Cap Value VIP Series (formerly The Guardian UBS VC Large Cap Value Fund)(6)
2006	6,973	$14.67	$102,291	—	1.34%	18.29%
2005	3,464	12.40	42,957	—	1.39%	9.63%
2004	665	11.31	7,517	—	1.07%	13.12%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—
RS Partners VIP Series (formerly The Guardian UBS VC Small Cap Value Fund)(6)
2006	9,612	$13.19	$126,787	—	0.24%	9.35%
2005	7,321	12.06	88,310	—	0.17%	4.22%
2004	1,539	11.57	17,809	—	0.46%	15.74%
2003	—	—	—	—	—	—
2002	—	—	—	—	—	—

B-38

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
RS Investment Quality Bond VIP Series (formerly The Guardian Bond Fund, Inc.)
2006	106,577	$14.77	$1,573,949	—	4.62%	4.19%
2005	100,066	14.17	1,418,401	—	4.06%	2.35%
2004	93,274	13.85	1,291,746	—	4.17%	4.21%
2003	97,299	13.29	1,293,056	—	3.79%	4.73%
2002	100,827	12.69	1,279,364	—	5.35%	9.47%
RS Cash Management VIP Series (formerly The Guardian Cash Fund, Inc.)
2006	247,438	$11.81	$2,923,436	—	4.43%	4.53%
2005	261,134	11.30	2,951,512	—	2.60%	2.69%
2004	244,518	11.01	2,691,282	—	0.83%	0.85%
2003	334,313	10.91	3,648,587	—	0.65%	0.66%
2002	341,421	10.84	3,701,652	—	1.21%	1.25%
Gabelli Capital Asset Fund
2006	123,575	$17.25	$2,132,119	—	0.30%	21.93%
2005	121,120	14.15	1,713,869	—	0.29%	2.03%
2004	106,397	13.87	1,475,557	—	0.33%	15.54%
2003	110,346	12.00	1,324,439	—	0.14%	35.46%
2002	74,567	8.86	660,725	—	0.37%	-14.31%
RS International Growth VIP Series (formerly Baillie Gifford International Growth Fund)(4)
2006	92,099	$12.16	$1,120,115	—	1.12%	23.43%
2005	73,673	9.85	725,934	—	1.40%	16.02%
2004	47,722	8.49	405,308	—	0.24%	16.72%
2003	34,899	7.28	253,933	—	1.78%	30.03%
2002	29,287	5.60	163,888	—	0.07%	-17.70%
RS Emerging Markets VIP Series (formerly Baillie Gifford Emerging Markets Fund)
2006	85,523	$27.43	$2,345,824	—	0.69%	36.19%
2005	75,842	20.14	1,527,480	—	1.07%	40.51%
2004	61,106	14.33	875,880	—	0.24%	23.56%
2003	35,612	11.60	413,124	—	1.17%	53.92%
2002	15,611	7.54	117,660	—	1.00%	-6.34%
RS Small Cap Core Equity VIP Series (formerly The Guardian Small Cap Stock Fund)
2006	168,841	$13.65	$2,305,502	—	0.00%	17.17%
2005	161,387	11.65	1,880,836	—	0.25%	0.16%
2004	139,393	11.64	1,621,869	—	0.00%	15.17%
2003	100,558	10.10	1,015,873	—	0.00%	43.44%
2002	69,655	7.04	490,562	—	0.00%	-15.50%
Value Line Centurion Fund
2006	55,686	$8.27	$460,493	—	0.00%	3.85%
2005	55,664	7.96	443,247	—	0.00%	9.13%
2004	51,066	7.30	372,621	—	0.00%	11.52%
2003	45,964	6.54	300,761	—	0.00%	19.49%
2002	34,184	5.48	187,199	—	0.00%	-22.93%
Value Line Strategic Asset Management Trust
2006	206,997	$11.34	$2,347,100	—	0.94%	6.85%
2005	210,903	10.61	2,238,047	—	0.49%	9.08%
2004	271,758	9.73	2,643,732	—	0.35%	12.19%
2003	262,905	8.67	2,279,692	—	0.77%	16.53%
2002	193,681	7.44	1,441,235	—	1.41%	-12.53%

B-39

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
AIM V.I. Capital Appreciation Fund Series I
2006	70,463	$7.60	$535,576	—	0.06%	6.30%
2005	72,836	7.15	520,801	—	0.06%	8.84%
2004	86,490	6.57	568,225	—	0.00%	6.63%
2003	80,508	6.16	496,053	—	0.00%	29.52%
2002	66,268	4.76	315,252	—	0.00%	-24.36%
AIM V.I. Utilities Fund Series I
2006	29,355	$10.66	$312,907	—	3.58%	25.46%
2005	30,386	8.50	258,172	—	2.95%	16.83%
2004	18,943	7.27	137,759	—	3.05%	24.51%
2003	15,612	5.84	91,184	—	4.32%	19.03%
2002	12,475	4.91	61,212	—	4.26%	-25.53%
AIM V.I. Core Equity Fund Series I (formerly AIM V.I. Premier Equity Fund Series I)
2006	175,596	$8.27	$1,452,751	—	1.60%	15.24%
2005	184,780	7.18	1,326,519	—	0.89%	5.65%
2004	179,165	6.79	1,217,369	—	0.50%	5.77%
2003	170,632	6.42	1,096,124	—	0.36%	25.08%
2002	130,018	5.14	667,752	—	0.46%	-30.26%
AllianceBernstein Value Portfolio Class B(5)
2006	8,455	$15.76	$133,289	—	0.90%	21.03%
2005	7,684	13.03	100,090	—	1.14%	5.48%
2004	6,235	12.35	76,990	—	0.86%	13.37%
2003	2,698	10.89	29,381	—	0.39%	28.46%
2002	231	8.48	1,963	—	0.00%	-15.21%
AllianceBernstein Growth & Income Portfolio Class B(5)
2006	26,328	$13.78	$362,756	—	1.16%	16.98%
2005	25,061	11.78	295,166	—	1.11%	4.60%
2004	14,325	11.26	161,295	—	0.73%	11.22%
2003	6,012	10.12	60,868	—	0.15%	32.18%
2002	514	7.66	3,937	—	0.00%	-23.41%
AllianceBernstein Large Cap Growth Portfolio Class B(5)
2006	32,862	$12.05	$396,057	—	0.00%	-0.64%
2005	25,696	12.13	311,686	—	0.00%	14.84%
2004	18,070	10.56	190,885	—	0.00%	8.35%
2003	10,864	9.75	105,912	—	0.00%	23.37%
2002	233	7.90	1,839	—	0.00%	-20.98%
AllianceBernstein Global Technology Portfolio Class B(5)
2006	7,286	$11.61	$84,601	—	0.00%	8.38%
2005	5,080	10.71	54,426	—	0.00%	3.65%
2004	3,482	10.34	35,991	—	0.00%	5.10%
2003	1,878	9.83	18,474	—	0.00%	43.77%
2002	364	6.84	2,492	—	0.00%	-31.60%
Davis Financial Portfolio
2006	36,930	$16.48	$608,637	—	0.60%	18.50%
2005	38,922	13.91	541,296	—	0.52%	8.38%
2004	36,668	12.83	470,505	—	0.37%	10.32%
2003	36,394	11.63	423,324	—	0.40%	32.15%
2002	28,177	8.80	248,005	—	0.29%	-16.84%
Davis Real Estate Portfolio
2006	34,132	$33.85	$1,155,434	—	3.33%	34.37%
2005	30,402	25.19	765,905	—	3.28%	13.14%
2004	27,679	22.27	616,353	—	3.35%	33.35%
2003	23,121	16.70	386,109	—	5.19%	36.79%
2002	9,863	12.21	120,407	—	5.17%	5.89%

B-40

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Davis Value Portfolio
2006	146,265	$13.78	$2,015,816	—	0.81%	15.00%
2005	131,559	11.98	1,576,630	—	1.16%	9.44%
2004	92,377	10.95	1,011,548	—	0.95%	12.33%
2003	68,172	9.75	664,554	—	0.93%	29.76%
2002	43,213	7.51	324,643	—	0.98%	-16.26%
Fidelity VIP Contrafund Portfolio Service Class 2
2006	216,507	$14.25	$3,085,002	—	1.01%	11.43%
2005	187,887	12.79	2,402,550	—	0.11%	16.65%
2004	152,095	10.96	1,667,325	—	0.18%	15.16%
2003	100,137	9.52	953,242	—	0.25%	28.20%
2002	66,773	7.43	495,836	—	0.51%	-9.60%
Fidelity VIP Equity-Income Portfolio Service Class 2
2006	88,206	$15.39	$1,357,472	—	2.94%	19.93%
2005	83,852	12.83	1,076,028	—	1.41%	5.57%
2004	80,560	12.16	979,251	—	1.28%	11.23%
2003	69,156	10.93	755,727	—	1.34%	30.03%
2002	43,745	8.40	367,646	—	1.07%	-17.15%
Fidelity VIP Growth Opportunities Portfolio Service Class 2
2006	44,172	$9.00	$397,463	—	0.43%	5.12%
2005	40,661	8.56	348,057	—	0.65%	8.68%
2004	37,433	7.88	294,849	—	0.31%	6.89%
2003	32,375	7.37	238,564	—	0.43%	29.40%
2002	28,977	5.69	165,007	—	0.73%	-22.01%
Fidelity VIP Mid Cap Portfolio Service Class 2
2006	228,774	$21.86	$5,002,032	—	0.17%	12.40%
2005	225,121	19.45	4,379,020	—	0.00%	18.02%
2004	213,443	16.48	3,518,062	—	0.00%	24.66%
2003	171,837	13.22	2,272,102	—	0.22%	38.25%
2002	121,808	9.56	1,164,977	—	0.55%	-10.02%
Janus Aspen Mid Cap Growth Portfolio Institutional Shares
2006	300,153	$6.09	$1,828,711	—	0.00%	13.61%
2005	282,118	5.36	1,512,908	—	0.00%	12.31%
2004	280,550	4.78	1,339,634	—	0.00%	20.75%
2003	271,869	3.95	1,075,120	—	0.00%	35.10%
2002	235,513	2.93	689,373	—	0.00%	-27.93%
Janus Apen Forty Portfolio Institutional Shares
2006	151,629	$9.70	$1,471,081	—	0.36%	9.35%
2005	147,657	8.87	1,310,110	—	0.21%	12.85%
2004	168,612	7.86	1,325,725	—	0.26%	18.23%
2003	154,126	6.65	1,024,982	—	0.50%	20.54%
2002	121,857	5.52	672,320	—	0.61%	-15.67%
Janus Aspen Large Cap Growth Portfolio Institutional Shares
2006	138,327	$7.28	$1,006,673	—	0.50%	11.38%
2005	132,171	6.53	863,607	—	0.33%	4.29%
2004	156,494	6.27	980,500	—	0.15%	4.52%
2003	159,832	5.99	958,132	—	0.11%	31.73%
2002	133,580	4.55	607,880	—	0.00%	-26.51%

B-41

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Janus Aspen Worldwide Growth Portfolio Institutional Shares
2006	221,601	$7.68	$1,702,418	—	1.77%	18.20%
2005	233,811	6.50	1,519,600	—	1.37%	5.87%
2004	263,311	6.14	1,616,519	—	1.03%	4.78%
2003	266,320	5.86	1,560,412	—	1.27%	23.99%
2002	256,316	4.73	1,211,219	—	1.03%	-25.50%
MFS Emerging Growth Series Initial Class
2006	172,964	$6.28	$1,086,669	—	0.00%	7.89%
2005	176,093	5.82	1,025,390	—	0.00%	9.19%
2004	163,332	5.33	871,036	—	0.00%	12.96%
2003	152,420	4.72	719,590	—	0.00%	30.23%
2002	97,599	3.63	353,827	—	0.00%	-33.76%
MFS Investors Trust Series Initial Class
2006	33,958	$10.72	$363,915	—	0.50%	12.99%
2005	34,896	9.48	330,959	—	0.50%	7.31%
2004	52,813	8.84	466,743	—	0.62%	11.36%
2003	53,524	7.94	424,799	—	0.63%	22.15%
2002	44,630	6.50	289,984	—	0.55%	-20.96%
MFS New Discovery Series Initial Class
2006	79,858	$10.30	$822,594	—	0.00%	13.22%
2005	77,444	9.10	704,605	—	0.00%	5.25%
2004	80,037	8.64	691,906	—	0.00%	6.52%
2003	77,166	8.12	626,264	—	0.00%	33.72%
2002	55,703	6.07	338,086	—	0.00%	-31.63%
MFS Research Series Initial Class
2006	16,229	$9.04	$146,756	—	0.50%	10.48%
2005	15,981	8.18	130,804	—	0.46%	7.80%
2004	14,625	7.59	111,047	—	1.02%	15.85%
2003	14,635	6.55	95,918	—	0.68%	24.71%
2002	16,807	5.26	88,332	—	0.23%	-24.54%
MFS Total Return Series Initial Class
2006	188,321	$15.76	$2,968,733	—	2.26%	11.89%
2005	177,864	14.09	2,505,842	—	2.00%	2.82%
2004	148,949	13.70	2,040,939	—	1.59%	11.32%
2003	122,567	12.31	1,508,644	—	1.56%	16.32%
2002	67,529	10.58	714,567	—	1.59%	-5.17%

B-42

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
FLEXIBLE SOLUTIONS (Portfolio commenced operations on September 30, 2005)
RS Core Equity VIP Series (formerly The Guardian Stock Fund)
2006	1,169	$7.75	$9,060	—	1.91%	17.26%
2005	88	6.61	580	—	1.18%	3.10%
RS S&P 500 Index VIP Series (formerly The Guardian VC 500 Index Fund)
2006	6,411	$10.56	$67,674	—	1.65%	15.46%
2005	18	9.14	165	—	1.61%	2.11%
RS Asset Allocation VIP Series (formerly The Guardian VC Asset Allocation Fund)(4)
2006	420	$12.05	$5,055	—	4.06%	13.37%
2005	—	—	—	—	—	—
RS High Yield Bond VIP Series (formerly The Guardian VC High Yield Bond Fund)
2006	91	$14.41	$1,305	—	8.68%	9.17%
2005	13	13.20	166	—	5.00%	1.48%
RS Low Duration Bond VIP Series (formerly The Guardian VC Low Duration Bond Fund)(4)
2006	55	$10.63	$583	—	3.95%	4.07%
2005	—	—	—	—	—	—
RS Large Cap Value VIP Series (formerly The Guardian UBS VC Large Cap Value Fund)
2006	597	$14.67	$8,765	—	1.34%	18.29%
2005	33	12.40	414	—	1.39%	4.05%
RS Partners VIP Series (formerly The Guardian UBS VC Small Cap Value Fund)(4)
2006	622	$13.19	$8,205	—	0.24%	9.35%
2005	—	—	—	—	—	—
RS Investment Quality Bond VIP Series (formerly The Guardian Bond Fund, Inc.)
2006	14,151	$14.77	$208,975	—	4.62%	4.19%
2005	12	14.17	166	—	4.06%	0.73%
RS Cash Management VIP Series (formerly The Guardian Cash Fund, Inc.)(4)
2006	1,205	$11.81	$14,237	—	4.43%	4.53%
2005	—	—	—	—	—	—
Gabelli Capital Asset Fund(4)
2006	725	$17.25	$12,511	—	0.30%	21.93%
2005	—	—	—	—	—	—
RS International Growth VIP Series (formerly Baillie Gifford International Growth Fund)(4)
2006	14,721	$12.16	$179,044	—	1.12%	23.43%
2005	—	—	—	—	—	—
RS Emerging Markets VIP Series (formerly Baillie Gifford Emerging Markets Fund)
2006	12,451	$27.43	$341,526	—	0.69%	36.19%
2005	99	20.14	2,002	—	1.07%	8.62%
RS Small Cap Core Equity VIP Series (formerly The Guardian Small Cap Stock Fund)
2006	8,143	$13.65	$111,201	—	0.00%	17.17%
2005	178	11.65	2,075	—	0.25%	-1.46%

B-43

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
FLEXIBLE SOLUTIONS (Portfolio commenced operations on September 30, 2005)
Value Line Centurion Fund(4)
2006	11	$8.27	$97	—	0.00%	3.85%
2005	—	—	—	—	—	—
Value Line Strategic Asset Management Trust(4)
2006	1,908	$11.34	$21,636	—	0.94%	6.85%
2005	—	—	—	—	—	—
AIM V.I. Capital Appreciation Fund Series I(4)
2006	8,827	$7.60	$67,094	—	0.06%	6.30%
2005	—	—	—	—	—	—
AIM V.I. Utilities Fund Series I(4)
2006	260	$10.66	$2,777	—	3.58%	25.46%
2005	—	—	—	—	—	—
AIM V.I. Core Equity Fund Series I (formerly AIM V.I. Premier Equity Fund Series I)(4)
2006	794	$8.27	$6,568	—	1.60%	15.24%
2005	—	—	—	—	—	—
AllianceBernstein Value Portfolio Class B(4)
2006	617	$15.76	$9,734	—	0.90%	21.03%
2005	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2006	2,368	$13.78	$32,628	—	1.16%	16.98%
2005	28	11.78	327	—	1.11%	3.22%
AllianceBernstein Large Cap Growth Portfolio Class B(4)
2006	2,510	$12.05	$30,254	—	0.00%	-0.64%
2005	—	—	—	—	—	—
AllianceBernstein Global Technology Portfolio Class B(4)	—	—
2006	21	$11.61	$240	—	0.00%	8.38%
2005	—	—	—	—	—	—
Davis Financial Portfolio(4)
2006	314	$16.48	$5,166	—	0.60%	18.50%
2005	—	—	—	—	—	—
Davis Real Estate Portfolio
2006	7,507	$33.85	$254,126	—	3.33%	34.37%
2005	38	25.19	957	—	3.28%	2.71%
Davis Value Portfolio
2006	1,933	$13.78	$26,637	—	0.81%	15.00%
2005	27	11.98	326	—	1.16%	4.06%
Fidelity VIP Contrafund Portfolio Service Class 2
2006	17,540	$14.25	$249,929	—	1.01%	11.43%
2005	138	12.79	1,768	—	0.11%	3.58%
Fidelity VIP Equity-Income Portfolio Service Class 2(4)
2006	2,797	$15.39	$43,052	—	2.94%	19.93%
2005	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio Service Class 2(4)
2006	356	$9.00	$3,204	—	0.43%	5.12%
2005	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2
2006	4,595	$21.86	$100,450	—	0.17%	12.40%
2005	50	19.45	966	—	0.00%	3.65%

B-44

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
FLEXIBLE SOLUTIONS (Portfolio commenced operations on September 30, 2005)
Janus Aspen Mid Cap Growth Portfolio Institutional Shares
2006	5,625	$6.09	$34,271	—	0.00%	13.61%
2005	62	5.36	331	—	0.00%	3.35%
Janus Aspen Forty Portfolio Institutional Shares(4)
2006	674	$9.70	$6,536	—	0.36%	9.35%
2005	—	—	—	—	—	—
Janus Aspen Large Cap Growth Portfolio Institutional Shares(4)
2006	2,188	$7.28	$15,924	—	0.50%	11.38%
2005	—	—	—	—	—	—
Janus Aspen Worldwide Growth Portfolio Institutional Shares
2006	2,768	$7.68	$21,261	—	1.77%	18.20%
2005	51	6.50	330	—	1.37%	3.69%
MFS Emerging Growth Series Initial Class(4)
2006	320	$6.28	$2,010	—	0.00%	7.89%
2005	—	—	—	—	—	—
MFS Investors Trust Series Initial Class(4)
2006	8	$10.72	$87	—	0.50%	12.99%
2005	—	—	—	—	—	—
MFS New Discovery Series Initial Class
2006	4,856	$10.30	$50,017	—	0.00%	13.22%
2005	105	9.10	956	—	0.00%	3.10%
MFS Research Series Initial Class(4)
2006	90	$9.04	$813	—	0.50%	10.48%
2005	—	—	—	—	—	—
MFS Total Return Series Initial Class
2006	5,417	$15.76	$85,395	—	2.26%	11.89%
2005	102	14.09	1,437	—	2.00%	0.83%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests The investment income ratio is annualized for a product designed in the initial year units are purchased. The average net assets are calculated based on month ending net assets balance of last thirteen months for 2006, 2005 and 2004. For 2003, the average net assets are calculated based on quarter ending net assets balance of last five quarters.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	No contracts with this rider investing in this investment division.
(5)	Portfolio commenced operations on May 1, 2002.
(6)	Portfolio commenced operations on May 1, 2004.

B-45

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account N:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the RS Core Equity VIP Series (formerly The Guardian Stock Fund), RS S&P 500 Index VIP Series (formerly The Guardian VC 500 Index Fund), RS Asset Allocation VIP Series (formerly The Guardian VC Asset Allocation Fund), RS High Yield Bond VIP Series (formerly The Guardian VC High Yield Fund), RS Low Duration Bond VIP Series (formerly The Guardian VC Low Duration Bond Fund), RS Large Cap Value VIP Series (formerly The Guardian UBS VC Large Cap Value Fund), RS Partners VIP Series (formerly The Guardian UBS VC Small Cap Value Fund), RS Investment Quality Bond VIP Series (formerly The Guardian Bond Fund, Inc.), RS Cash Management VIP Series (formerly The Guardian Cash Fund, Inc.), Gabelli Capital Asset Fund, RS International Growth VIP Series (formerly Baillie Gifford International Growth Fund), RS Emerging Markets VIP Series (formerly Baillie Gifford Emerging Markets Fund), RS Small Cap Core Equity VIP Series (formerly The Guardian Small Cap Stock Fund), Value Line Centurion Fund, Value Line Strategic Asset Management Fund, AIM V.I. Capital Appreciation Fund Series I, AIM V.I. Utilities Fund Series I, AIM V.I. Core Equity Fund Series I (formerly AIM V.I. Premier Equity Fund Series I), AllianceBernstein Value Portfolio Class B, AllianceBernstein Growth & Income Portfolio Class B, AllianceBernstein Large Cap Growth Portfolio Class B, AllianceBernstein Global Technology Portfolio Class B, Davis Financial Portfolio, Davis Real Estate Portfolio, Davis Value Portfolio, Fidelity VIP Contrafund Portfolio Service Class 2, Fidelity VIP Equity-Income Portfolio Service Class 2, Fidelity VIP Growth Opportunities Portfolio Service Class 2, Fidelity VIP Mid Cap Portfolio Service Class 2, Janus Aspen Mid Cap Growth Portfolio Institutional Shares, Janus Aspen Forty Portfolio Institutional Shares, Janus Aspen Large Cap Growth Portfolio Institutional Shares, Janus Aspen Worldwide Growth Portfolio Institutional Shares, MFS Emerging Growth Series Initial Class, MFS Investors Trust Series Initial Class, MFS New Discovery Series Initial Class, MFS Research Series Initial Class and MFS Total Return Series Initial Class investment divisions (constituting The Guardian Separate Account N) at December 31, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2006 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 22, 2007

New York, New York

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B-47

THE GUARDIAN INSURANCE

& ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2006	2005
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $1,925 million; $2,050 million, respectively)	$1,912	$2,037
Affiliated mutual funds, available for sale, at fair value (cost $19 million; $17 million, respectively)	23	20
Trading securities at fair value (cost $1 million; and $17 million respectively)	1	18
Preferred stock, available for sale, at fair value (amortized cost $8 million; $7 million, respectively)	8	7
Policy loans	91	84
Cash and cash equivalents	380	303
Other invested assets	1	1

Total invested assets	2,416	2,470

Deferred policy acquisition costs	347	360
Investment income due and accrued	33	33
Other assets	61	54
Accounts receivable	17	24
Separate account assets	7,847	7,354

Total assets	$10,721	$10,295

Liabilities:
Future policy benefits and other policyholder liabilities	$2,206	$2,247
Due to parent and affiliated mutual funds	18	24
Federal income taxes payable	3	4
Net deferred tax liability	62	71
Accrued expenses and other liabilities	137	125
Separate account liabilities	7,847	7,354

Total liabilities	10,273	9,825

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	173	182
Retained earnings	282	296
Accumulated other comprehensive loss, net of deferred taxes	(9)	(10)

Total stockholder’s equity	448	470

Total liabilities and stockholder’s equity	$10,721	$10,295

See notes to consolidated financial statements.

B-48

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2006	2005	2004
	(In millions)
Revenues:
Premiums	$9	$8	$10
Net investment income	114	104	96
Net realized gains on investments	—	5	3
Administrative service fees	238	233	220
Other (expense) income	(18)	(21)	(18)

Total revenues	343	329	311

Benefits and expenses:
Policyholder benefits	79	73	59
Amortization of deferred policy acquisition costs	96	83	86
Other operating costs and expenses	174	173	164

Total benefits and expenses	349	329	309

(Loss) income before income taxes and cumulative effect of a change in accounting principles	(6)	—	2

Federal income taxes:
Current expense (benefit)	4	(10)	(4)
Deferred (benefit) expense	(9)	4	(6)

Total federal income taxes	(5)	(6)	(10)

(Loss) income before cumulative effect of a change in accounting principles	(1)	6	12

Cumulative effect of a change in accounting principles, net of tax	—	—	(2)

Net (loss) income	(1)	6	10

Other comprehensive income (loss), net of tax:
Change in unrealized investment gains (losses), net of tax	1	(24)	(10)

Comprehensive income (loss)	$—	$(18)	$—

See notes to consolidated financial statements.

B-49

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	For the Years Ended December 31,
	2006	2005	2004
	(In millions)
Common stock at par value, beginning of year	$2	$2	$2

Common stock at par value, end of year	2	2	2

Capital in excess of par value, beginning of year	182	182	182
Return of capital–transfer of GIS to The Guardian	(9)	—	—

Capital in excess of par value, end of year	173	182	182

Retained earnings, beginning of year	296	290	280
Net (loss) income	(1)	6	10
Dividends to parent–transfer of GIS to The Guardian	(13)	—	—

Retained earnings, end of year	282	296	290

Accumulated other comprehensive (loss) income, net of deferred taxes, beginning of year	(10)	14	24
Change in unrealized investment gains (losses), net of deferred taxes	1	(24)	(10)

Accumulated other comprehensive (loss) income, net of deferred taxes, end of year	(9)	(10)	14

Total stockholder’s equity, end of year	$448	$470	$488

See notes to consolidated financial statements.

B-50

The Guardian Insurance & Annuity Company, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2006	2005	2004
	(In millions)
Operating activities:
Net (loss) income	$(1)	$6	$10
Adjustments to reconcile net income to net cash used in operating activities:
Net realized gains on investments	—	(5)	(3)
Changes in
Trading securities	(1)	56	—
Cumulative effect of a change in accounting principles, net of tax	—	—	2
Deferred policy acquisition costs	12	(31)	(8)
Investment income due and accrued	—	(2)	(2)
Other assets	(10)	4	43
Federal income taxes (recoverable) payable, net	(2)	20	(4)
Accounts receivable	7	14	(18)
Separate accounts, net	—	57	63
Future policy benefits and other policyholder liabilities	34	49	96
Due to parent and affiliated mutual funds	(2)	(15)	3
Deferred federal income taxes, net	(8)	(7)	(13)
Accrued expenses and other liabilities	13	4	(39)
Other	(7)	2	(3)

Net cash provided by operating activities	35	152	127

Investment activities:
Proceeds from investments sold or matured
Bonds	493	447	394
Other items, net	1	—	—
Investments purchased
Bonds	(369)	(469)	(709)
Affiliated mutual funds	(2)	—	(8)
Preferred stocks	—	—	(7)
Transfer of GIS to The Guardian	(6)	—	—
Other items, net	—	(2)	(5)

Net cash provided by (used in) investing activities	117	(24)	(335)

Financing activities:
Additions to policyholder contract deposits	228	229	261
Withdrawals from policyholder contract deposits	(303)	(191)	(211)

Net cash (used in) provided by financing activities	(75)	38	50

Net increase (decrease) in cash	77	166	(158)
Cash and cash equivalents, at beginning of year	303	137	295

Cash and cash equivalents, at end of year	$380	$303	$137

Supplemental disclosure:
Federal income taxes (recovered) paid	$(5)	$(23)	$1

See notes to consolidated financial statements.

B-51

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (The Guardian). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products, other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934. PAS was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”).

On August 31, 2006, the Company, under a corporate restructuring, transferred 100% of GIS’ shares to its parent, The Guardian. As a result of the transfer, the Company recognized a return of contributed capital of $9 million and dividend to parent of $13 million.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of the National Association of Securities Dealers, Inc., and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products and, until October 9, 2006, served as investment adviser to certain affiliated mutual funds sponsored by The Guardian which are investment options for the variable products. Effective October 9, 2006, all Guardian sponsored mutual funds were transferred to the RS variable products funds (see note 10) and as a result, RS Investments Management Co. LLC (“RS Investments”), a subsidiary of GIS, has replaced GIS as the investment advisor on these mutual funds. GIS serves as a sub adviser to the fixed income, asset allocation and index funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”) — that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”) (formerly known as The Baillie Gifford International Growth Fund), the RS Emerging Markets VIP Series (“RSEMS”) (formerly known as Baillie Gifford Emerging Markets Fund), RS International Growth Fund (“RSIGF”) (formerly known as The Guardian Baillie Gifford International Growth Fund) and RS Emerging Markets Fund (“RSEMF”) (formerly known as The Guardian Baillie Gifford Emerging Markets Fund). Effective October 9, 2006, GBG serves as the sole investment adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies.

The Company has established eighteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts, the Company maintains two separate accounts whose sole purpose is to fund certain employee benefit plans of The Guardian.

Pursuant to agreement with the New York State Insurance Department, the Company had an Annuitant Mortality Fluctuation Fund (“AMFF”), a contingency fund, which served to insure the reserves held for contracts in the payout period would be adequate. The Company maintained assets in each of its separate accounts for the mortality risk associated with contracts and was invested in either the Guardian Cash Fund or Guardian Stock Fund subdivision of each separate account. The New York State Insurance Department has granted the Company permission to terminate the Annuity Mortality Fluctuation Fund as of June 30, 2005. The AMFF balance was redeemed from the various separate accounts and transferred to the general account of the Company and was invested in bonds.

B-52

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its majority-owned subsidiaries. As described in note 1, GIS was a consolidated subsidiary of the Company until August 31, 2006. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and assumptions. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, preferred stocks and affiliated mutual funds are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive (loss) income.” The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in “Net realized gains on investments.”

Trading securities are carried at fair value (see note 10). Changes in fair value of these securities are reported in “Other (expense) income” in the Consolidated Statements of Income and Comprehensive Income.

Derivative Financial Instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, put contracts and swaps. Foreign currency forwards, swaps and put contracts are reported at fair market value in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets. Changes in fair value are reported in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and highly liquid debt instruments with a maturity of three months or less when purchased.

Other invested assets consist primarily of mortgage loans and amounts due from brokers for unsettled sales. The mortgage loans are stated at amortized cost.

Net realized gains on investments

Net realized gains on investments are computed using the specific identification method. Costs of bonds and affiliated mutual funds are adjusted for impairments considered other-than-temporary and such losses on investments are

B-53

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

included in “Net realized gains on investments.” Allowances for losses on mortgage loans are netted against asset categories to which they apply and provisions for losses on investments are included in “Net realized gains on investments.” Changes in the fair value of trading securities are included in “Net realized gains on investments.” Changes in the fair value of derivatives are included in “Net realized gains on investments.”

Deferred policy acquisition costs

Costs associated primarily with new insurance business that are deferred, to the extent such costs are deemed recoverable from future profits, are recorded as deferred policy acquisition costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive (loss) income”.

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over the shorter of the expected average life of the contracts or twenty five years. Using a reversion to the mean approach for market returns, gross profits arise principally from investment results, mortality and expense margins and surrender charges as well as expenses and benefit claims based on both actual results and anticipated future experience. The average long term rate of assumed gross investment yield used in estimating expected gross profit was 6.55% to 8.27% at December 31, 2006. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. During 2006, the Company changed the lapse assumptions used in the DAC calculation related to individual annuity products from an aggregate level lapse rate to one that varied based on the contract duration and product (see note 4).

For life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Other assets

Other assets consist primarily of deferred, uncollected and unpaid premiums, reinsurance recoverables and receivables from custodians.

Accounts receivable

Accounts receivable consist primarily of fees receivable from separate accounts.

Separate account assets and liabilities

Separate account assets and liabilities are reported at estimated fair value and represent policyholder funds maintained in accounts having specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts are reflected in separate account liabilities.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 5, “Policyholders’ Liabilities.”

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions

B-54

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. In 2005, the Company introduced additional annuity contracts that provide the holder with a guaranteed minimum withdrawal benefit (“GMWB”) prior to the annuitization date; the holder may take withdrawals up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value of the Basic Contract reduces to zero. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than what accumulated policyholder account balances would support. At December 31, 2006 and 2005, the Company maintained reserves of $5 million and $5 million, respectively representing the Company’s estimate of the present value of the expected claims over the present value of the expected valuation premiums (i.e. percent of rider fees to cover the liability). The determination of this liability is based on models which involve numerous estimates, and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies, using assumptions consistent with those used to account for the underlying policies.

Federal income taxes

The Company records current and deferred income taxes. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based upon the difference between financial statement carrying amounts and the income tax basis of assets and liabilities using enacted income tax rates and laws.

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because under STAT: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as financing transactions under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums, advances to agent balances and interest maintenance reserve) must be excluded under statutory reporting through a charge to surplus, 8) investments in common stock of the Company’s wholly-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are

B-55

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

recognized in income only when dividends are declared, 9) annuity and certain insurance premiums are recognized as premium income and 10) deferred federal income taxes are provided for temporary differences between tax and book assets and liabilities as they are under GAAP except for deferred tax assets, which are admitted assets only if they are recoverable within one year. Non-admitted deferred tax assets are recorded in surplus. Changes in deferred tax balances are recorded in surplus. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 8.

Recent Accounting Pronouncements

In September 2005, AcSEC of the AICPA issued Statement of Position 05-1 (“SOP”), “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards (“SFAS”) No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007. There is no material impact of SOP 05-1 on the Company’s consolidated financial position and results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement provides an election, on an instrument-by-instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. This statement also removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. The Company plans to adopt this guidance effective January 1, 2007. Adoption of this guidance will not have a material effect on the Company’s consolidated financial statements as the Company is in the process of determining whether there are any hybrid instruments for which the Company will elect the fair value option has elected to continue to bifurcate the embedded derivatives contained in any of the hybrid instruments that it holds.

The Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN 48”), dated June 2006. The interpretation requires companies to recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The amount recognized would be the amount that represents the largest amount of tax benefit that is greater than 50% likely of being ultimately realized. A liability would be recognized for any benefit claimed, or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) on the excess. FIN 48 will require a tabular reconciliation of the change in the aggregate unrecognized tax benefits claimed, or expected to be claimed, in tax returns and disclosure relating to accrued interest and penalties for unrecognized tax benefits. Discussion will also be required for those uncertain tax positions where it is reasonably possible that the estimate of the tax benefit will change significantly in the next 12 months. FIN 48 is effective for fiscal years beginning after December 15, 2006. Adoption of FIN 48 is not expected to have a material impact on the Company’s consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently assessing the impact of SFAS No. 157 on the Company’s consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities–Including an amendment of FASB Statement No. 115.” This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is effective as of the beginning

B-56

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

of an entity’s first fiscal year that begins after November 15, 2007, although early adoption is permitted under certain circumstances. Companies shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently assessing items to which the Company may apply the fair value option and the impact on the Company’s consolidated financial statements.

Reclassifications:

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3.  INVESTMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stock and affiliated mutual funds as of December 31:

December 31, 2006	Amortized Cost	Gross Unrealized		Estimated Fair Value
		Gains	(Losses)
		(In millions)
U.S. Government	$4	$—	$—	$4
All other Government	33	—	—	33
Political Subdivisions	1	—	—	1
Special Revenue	32	—	—	32
Public Utilities	290	3	(5)	288
Industrial and Miscellaneous	1,565	10	(21)	1,554

Total Bonds	$1,925	$13	$(26)	$1,912

Preferred Stocks	$8	$—	$—	$8

Affiliated Mutual Funds*	$19	$4	$—	$23

December 31, 2005	Amortized Cost	Gross Unrealized		Estimated Fair Value
		Gains	(Losses)
		(In millions)
U.S. Government	$5	$—	$—	$5
All other Government	33	—	—	33
Political Subdivisions	9	—	—	9
Special Revenue	30	—	—	30
Public Utilities	352	5	(4)	353
Industrial and Miscellaneous	1,621	12	(26)	1,607

Total Bonds	$2,050	$17	$(30)	$2,037

Preferred Stocks	$7	$—	$—	$7

Affiliated Mutual Funds*	$17	$3	$—	$20

*	Cost basis

B-57

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The amortized cost and estimated fair value of bonds as of December 31, 2006 by contractual maturity is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$—	$—
Due after one year through five years	1,278	1,272
Due after five years through ten years	430	423
Due after ten years	91	93
Sinking fund bonds, mortgage backed securities and asset backed securities	126	124

Total	$1,925	$1,912

Proceeds from sales and maturities of investments in bonds amounted to $493 million, $447 million and $394 million in 2006, 2005 and 2004, respectively. Gross gains of $3 million, $6 million and $4 million and gross losses of $2 million, $3 million and $1 million were realized on sales and prepayments of bonds in 2006, 2005 and 2004, respectively.

There were no sales of affiliated mutual funds or preferred stocks in 2006, 2005 or 2004.

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2006 and 2005, are as follows:

December 31, 2006	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$—	$—	$3	$—	$3	$—
All Other Government	16	—	12	—	28	—
Political Subdivisions	—	—	1	—	1	—
Special Revenue	1	—	29	—	30	—
Public Utilities	50	(1)	160	(4)	210	(5)
Industrial and Miscellaneous	434	(3)	751	(18)	1,185	(21)

Total Bonds	$501	$(4)	$956	$(22)	$1,457	$(26)
Preferred Stocks	—	—	5	—	5	—

Total Temporarily Impaired Securities	$501	$(4)	$961	$(22)	$1,462	$(26)

December 31, 2005	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$—	$—	$3	$—	$3	$—
All Other Government	16	—	11	—	27	—
Political Subdivisions	—	—	10	—	10	—
Special Revenue	10	—	18	—	28	—
Public Utilities	185	(3)	46	(1)	231	(4)
Industrial and Miscellaneous	945	(17)	242	(9)	1,187	(26)

Total Bonds	$1,156	$(20)	$330	$(10)	$1,486	$(30)
Preferred Stocks	5	—	—	—	5	—

Total Temporarily Impaired Securities	$1,161	$(20)	$330	$(10)	$1,491	$(30)

B-58

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company’s investment portfolio includes individual securities which are in an unrealized loss position and have not been recognized as other than temporary impairments. There were four hundred one securities in an unrealized loss position for greater than 12 months with a book value of $983 million and a fair value of $961 million as of December 31, 2006. There were one hundred thirty three securities in an unrealized loss position for greater than 12 months with a book value of $340 million and a fair value of $330 million as of December 31, 2005.

In reaching the conclusion that these impairments are not other-than temporary, management considered many factors including: duration and severity of impairment, cash flow, investment sector stability, credit worthiness, financial condition of issuer, and intent and ability to hold to allow for recovery in value.

GMWB

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”). In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. In 2005, the Company began hedging its GMWB exposures using Standard and Poors (“S&P”) 500 and US Treasury futures contracts. The Company held contracts purchased to hedge the GMWB exposures of $95 million and $5 million as of December 31, 2006 and 2005, respectively. For the years ended December 31, 2006 and 2005, net realized capital gains (losses) included the change in the market value of both the value of the embedded derivative related to the GMWB liability and the related derivative contracts purchased as economic hedges; the net effect were losses of $1 million in 2006.

Special Deposits

Assets of $4 million and $4 million at December 31, 2006 and 2005 were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company has entered into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $44 million and $28 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2006 and 2005, respectively, and are subject to repurchase. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2006	2005	2004
	(In millions)
Bonds	$95	$94	$87
Affiliated mutual funds	4	4	5
Policy loans	5	4	4
Cash equivalents and short term investments	13	4	2

Gross investment income	117	106	98
Less: Investment expenses	(3)	(2)	(2)

Net investment income	$114	$104	$96

B-59

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Net realized gains on investments for the years ended December 31 were from the following sources:

	2006	2005	2004
	(In millions)
Bonds	$—	$1	$2
Trading Securities	1	4	1
Other	(1)	—	—

Net realized gains on investments	$—	$5	$3

The Company recorded losses for investments that have experienced a decline in value considered to be other than temporary in the amount of $1 million and $1 million during 2006 and 2005, respectively. No such losses were recorded in 2004.

Accumulated Other Comprehensive (Loss) Income

Accumulated other comprehensive (loss) income consists of net unrealized investment gains (losses) on securities available for sale. Changes in this amount include reclassification adjustments to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been a component of “Other comprehensive income” in earlier periods.

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2003	$72	$(35)	$(13)	$24
Net unrealized investments gains (losses) on investments arising during period	(44)	—	15	(29)
Reclassification adjustments for (gains) losses included in net income	15	—	(5)	10
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	13	(4)	9

Balance, December 31, 2004	43	(22)	(7)	14
Net unrealized investments gains (losses) on investments arising during period	(76)	—	26	(50)
Reclassification adjustments for (gains) losses included in net income	15	—	(5)	10
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	25	(9)	16

Balance, December 31, 2005	(18)	3	5	(10)
Net unrealized investments gains (losses) on investments arising during period	(16)	—	5	(11)
Reclassification adjustments for (gains) losses included in net income	18	—	(6)	12
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	—	—	—

Balance, December 31, 2006	$(16)	$3	$4	$(9)

B-60

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (“DAC”) as of and for the years ended December 31 are as follows:

	2006	2005	2004
	(In millions)
Balance, beginning of year	$360	$329	$321
Capitalization of deferrable expenses	59	60	55
Amortization	(96)	(83)	(90)
Change in unrealized investment (losses) gains, net	(1)	25	13
Interest on DAC	25	29	30

Balance, end of year	$347	$360	$329

During 2006, the Company recorded a $24 million decrease in DAC as a result of changes to product allocations and lapse rate assumptions. There were no changes in 2005. In 2004, the Company recorded $11 million of additional annuitizations reflecting lower estimates due to increased level of amortization of deferred annuity contracts.

5.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31 are follows:

	2006	2005
	(In millions)
Future policy benefits
Life insurance	$—	$1
Annuities	464	373

Future policy benefits	464	374

Policyholders’ account balances
Individual annuities	1,378	1,511
Group annuities	257	259
Variable life	107	103

Policyholders’ account balances	1,742	1,873

Total future policy benefits and policyholders’ account balances	$2,206	$2,247

Separate account liabilities
Individual annuities	4,763	4,372
Group annuities	2,485	2,430
Variable life	599	552

Total separate account liabilities	$7,847	$7,354

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Life insurance	Based on Company’s experience, established at issue	4.00%	Present value of future benefit payments and related expenses less the present value of future net premiums
Individual and immediate annuities	SA, 1971, 1983a, A2000 morality tables with certain modifications	4.00%	Present value of expected future payments based on historical experience

B-61

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2006 and 2005.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

Certain contract provisions that determine the policyholders’ account balances are as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.10% to 5.70%	Declining to zero over 4 to 7 years.
Group annuities	2.50% to 5.15%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.
Variable life	4.00%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guarantees. For guarantees of amounts in the event of death or income benefit, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) or Guaranteed Minimum Income Benefit (“GMIB”) in excess of the current account balance at the Consolidated Balance Sheet date. For guarantees of withdrawal benefits, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance at the Consolidated Balance Sheet date.

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals) or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2006 and 2005 for GMDBs (In millions):

	In the Event of Death
	2006	2005
Account Value	$5,544	$5,282
Net amount at risk	$153	$272
Average attained age of contractholders	61	61

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits in the accompanying Consolidated Balance Sheet (In millions):

	2006	2005
Balance at January 1	$5	$4
Incurred guarantee benefits	2	4
Paid guarantee benefits	(2)	(3)

Balance at December 31	$5	$5

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments.

B-62

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The GMIB liability, determined by estimating the cumulated value of a percentage of the total assessments to date, were $1 million and $0.4 million as of December 31, 2006 and 2005, respectively. Changes in the GMDB and GMIB liabilities is recorded in policyholder benefits in the Company’s Consolidated Statements of Income and Comprehensive Income. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2006:

•	Data used was based on 100 investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.5%.

•	Volatility assumption was 14.00%.

•	Mortality was assumed to be 100% of the Annuity 2000A table with a 50/50 male/female blend using the pivot age of 65.

•

The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate.

•	Interest rate for present value calculations was 6.5%.

The aggregate fair value of assets, (including the general and separate account fund options), held by variable annuity products that are subject to GMDB benefits and guarantees at December 31, 2006 and 2005 were $6,241 million and $5,972 million, respectively.

The Company issues certain variable annuity contracts with GMWB features that guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount until the Guaranteed Withdrawal Benefit is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under SFAS 133 which is reported separately from the host variable annuity contract. It is carried at fair value and reported in other policyholder liabilities. Changes in the fair value of the embedded derivative are recorded in “Net realized gains on investments.” The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other best estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments, including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2006 and 2005, annuities with the GMWB rider have an account value of $388 million and $68 million and a GWB of $370 million and $67 million, respectively.

6.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable there from, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period.

B-63

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2006	2005	2004
	(In millions)
Short duration contracts:
Direct premiums	$1	$1	$3
Reinsurance ceded	(1)	(1)	(3)

Premiums	$—	$—	$—

	2006	2005	2004
	(In millions)
Long duration contracts:
Direct premiums	$71	$73	$79
Reinsurance Assumed	1	2	—
Reinsurance ceded	(65)	(65)	(69)

Premiums	$7	$10	$10

As of December 31, 2006 and 2005, reinsurance recoverables in the Company’s Consolidated Balance Sheets were $13 million and $12 million.

7.  FEDERAL INCOME TAXES

The Company, PAS, and GIS, are included in the consolidated federal income tax return with Guardian Life and with certain of its domestic insurance and non-insurance subsidiaries. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated tax basis with a final settlement within 30 days of filing of the consolidated return.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the differenced between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The components of income tax (benefit) for the years ended December 31 were as follows:

	2006	2005	2004
	(In millions)
Federal income tax (benefit):
Current tax	$4	$(10)	$(4)
Deferred tax	(9)	4	(6)

Total	$(5)	$(6)	$(10)

B-64

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Deferred tax assets and liabilities at December 31 resulted from the items listed in the following table:

	2006	2005
	(In millions)
Deferred tax assets:
Separate account allowances	$31	$28
DAC Proxy	18	20
Investments	3	4
Other	2	3
Reserves	6	—

Gross deferred tax assets	60	55

Deferred tax liabilities:
DAC	122	126

Gross deferred tax liabilities	122	126

Net deferred tax liability	$62	$71

The Company’s management has concluded that the gross deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

At December 31, 2006, the Company did not have any unused net operating loss carryforwards available to offset against future taxable income.

The Company’s income tax (benefit) expense differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2006	Effective Tax Rate	2005	Effective Tax Rate	2004	Effective Tax Rate

		(In millions)
Expected taxes on pre-tax (loss) income	$(2)	35%	$—	0%	$1	35%
Permanent adjustments:
Dividends received deduction	(11)	187%	(8)	0%	(11)	-385%
Other	8	-135%	2	0%	—	0%

Total income tax (benefit)	$(5)	87%	$(6)	0%	$(10)	-350%

The Company’s Federal income tax returns are routinely examined by the Internal Revenue Service (the “Service”) and provisions are made in the financial statements in anticipation of the results of these audits. The Service has completed all examinations of the consolidated federal income tax returns through 2002. There were no material effects on the Company’s consolidated results of operations as a result of these audits. Management believes that sufficient provisions have been made for potential adjustments.

8.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits using different actuarial and interest assumptions, limiting deferred taxes and valuing securities on a different basis.

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations

B-65

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2006, the maximum amount of dividends the Company could pay The Guardian in 2007 without prior approval from the state insurance regulatory authorities was $23 million.

The following reconciles the consolidated GAAP net income of the Company to statutory net income as reported to the regulatory authorities for the year ended:

	2006	2005	2004
	(In millions)
Consolidated GAAP net (loss) income	$(1)	$6	$10
Adjustments to reconcile to statutory basis:
Statutory net (income) of subsidiaries	(3)	(3)	(2)
Change in deferred policy acquisition costs	12	(5)	5
Re-estimation of future policy benefits	14	15	2
Reinsurance	(6)	4	4
Deferred federal income tax (benefit) expense	(9)	4	(6)
Transfer to interest maintenance reserve	—	—	(1)
Cumulative effect of a change in accounting principles, net of tax	—	—	2
Net realized gains from GIS transfer	13	—	—
Other, net	—	—	—

Statutory net income	$20	$21	$14

The following reconciles the consolidated GAAP stockholder’s equity of the Company to statutory capital and surplus as reported to the regulatory authorities as of December 31:

	2006	2005	2004
	(In millions)
Consolidated GAAP stockholder’s equity	$448	$470	$488
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	(347)	(360)	(329)
Asset valuation reserve	(25)	(20)	(16)
Re-estimation of future policy benefits	(27)	(29)	(40)
Establishment of deferred income tax liability, net	62	71	78
Unrealized losses (gains) on investments	13	18	(43)
Separate account allowances	74	61	57
Other liabilities	23	28	24
Deferred premiums	1	1	2
Other, net	7	4	10

Statutory capital and surplus	$229	$244	$231

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and

B-66

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table below, the carrying value approximates estimated fair value).

Bonds, Preferred Stocks And Affiliated Mutual Funds

For bonds, preferred stocks and affiliated mutual funds other than private placements, estimated fair value is based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

Trading Securities

The estimated fair values for trading securities are based on quoted market prices.

Policy Loans

The estimated fair value of policy loans approximate the carrying amount since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Future Policy Benefits and Policyholders’ Account Balances

Future policy benefits estimated fair value is derived using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. Carrying value approximates fair value.

The following table discloses the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2006		2005
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In millions)
Financial assets:
Bonds, available for sale	$1,912	$1,912	$2,037	$2,037
Affiliated mutual funds	23	23	18	18
Trading securities	1	1	20	20
Preferred stocks	8	8	7	7
Policy loans	91	91	84	84
Cash and cash equivalents	380	380	303	303
Separate account assets	7,847	7,847	7,354	7,354

Financial Liabilities:
Future policy benefits	$464	$464	$374	$374
Policyholders’ account balances	9,589	9,589	9,227	9,227

10.  RELATED PARTY TRANSACTIONS

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $141 million in 2006, $145 million in 2005 and $140 million in 2004, and, in the opinion of management, were considered appropriate for the services rendered.

B-67

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Effective August 31, 2006, the Company entered into an administrative services agreement with GIS that provides for fee income to GIAC calculated based on the average daily net assets or the quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. For the four months ended, such fee income amounted to $1 million of which the entire amount was included in Accounts Receivable at December 31, 2006.

PAS earned commissions from GIS, including trail commissions, in the amount of $0.7 million, for four months ended December 31, 2006, of which $0.3 million was a receivable at December 31, 2006.

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS and sub advised by GIS (see note 1). Each of these funds has an investment advisory agreement with RS Investments.

The separate account assets invested in affiliated mutual funds as of December 31 are as follows:

	2006	2005
	(In millions)
RS Core Equity VIP Series (formerly, The Guardian Stock Fund)	$1,049	$1,035
RS S&P 500 Index VIP Series (formerly, The Guardian VC 500 Index Fund)	123	93
RS Asset Allocation VIP Series (formerly, The Guardian VC Allocation Fund)	28	27
RS High Yield Bond VIP Series (formerly, The Guardian High Yield Bond Fund)	36	32
RS Low Duration Bond VIP Series (formerly, The Guardian VC Low Duration Bond Fund)	20	20
RS Investment Quality Bond VIP Series (formerly, The Guardian Bond Fund)	386	329
RS Cash Management VIP Series (formerly, The Guardian Cash Fund)	220	218
RS International Growth VIP Series (formerly, The Baillie Gifford International Growth Fund)	280	211
RS Emerging Markets VIP Series (formerly, The Baillie Gifford Emerging Markets Fund)	177	123
RS Large Cap Value VIP Series (formerly, The Guardian UBS VC Large Cap Fund)	24	14
RS Partners VIP Series (formerly, The Guardian UBS VC Small Cap Fund)	17	15
RS Small Cap Core Equity VIP Series (formerly, The Guardian Small Cap Stock Fund)	189	183
RS Core Equity Fund (formerly, The Guardian Park Avenue Fund)	149	165
RS Small Cap Core Equity Fund (formerly, The Guardian Park Avenue Small Cap Fund)	55	55
RS Asset Allocation Fund (formerly, The Guardian Asset Allocation Fund)	23	28
RS International Growth Fund (formerly, The Guardian Baillie Gifford International Growth Fund)	20	15
RS Emerging Markets Fund (formerly, The Guardian Baillie Gifford Emerging Markets Fund)	91	72
RS Investment Quality Bond Fund (formerly, The Guardian Investment Quality Bond Fund)	39	43
RS High Yield Bond Fund (formerly, The Guardian High Yield Bond Fund)	6	6
RS Cash Management Fund (formerly, The Guardian Cash Management Fund)	141	158

	$3,073	$2,842

B-68

The Guardian Insurance & Annuity Company, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company maintains investments in trading securities and affiliated mutual funds. These investments as of December 31 are as follows:

	2006	2005
	(In millions)
Trading Securities:
RS Small Cap Core Equity Fund (formerly, The Guardian Park Avenue Small Cap Fund)	$—	$3
RS Asset Allocation Fund (formerly, The Guardian Asset Allocation Fund)	—	3
RS International Growth Fund (formerly, The Guardian Baillie Gifford International Growth Fund)	—	2
RS Emerging Markets Fund (formerly, The Guardian Baillie Gifford Emerging Markets Fund)	—	3
RS Investment Quality Bond Fund (formerly, The Guardian Investment Quality Bond Fund)	—	2
RS High Yield Bond Fund (formerly, The Guardian High Yield Bond Fund)	—	2
RS Cash Management Fund (formerly, The Guardian Cash Management Fund)	—	2
RS Cash Management VIP Series (formerly, The Guardian Cash Fund)	1	1

Trading Securities	1	18

Affiliated Mutual Funds:
RS Small Cap Core Equity VIP Series (formerly, The Guardian Small Cap Stock Fund)	23	20

Affiliated Mutual Funds	23	20

Total Trading Securities and Affiliated Mutual Funds	$24	$38

11.  CONTINGENCY

Since approximately September 2003, the financial services industry, including mutual fund, variable annuity, life insurance and distribution companies have been the subject of scrutiny by regulators, including the SEC, regarding late trading and market timing in connection with mutual funds and variable insurance contracts. During 2006, management completed the late trading and market timing harm analysis as requested by the SEC in its letter dated November 8, 2005. The Company has undertaken a reimbursement program for certain underlying funds and a limited number of contractowners who were identified as having been impacted in an aggregate amount that is not material to the Company’s consolidated financial position. After completion of the reimbursement program, management does not anticipate any potential remaining liability with respect to these issues.

B-69

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

March 15, 2007

New York, New York

B-70

APPENDIX A

USES OF LIFE INSURANCE

Because the policy provides a death benefit and cash surrender value, the policy can be used for various individual and business planning purposes. Purchasing the policy in part for such purposes entails certain risks, particularly if the policy’s cash surrender value, as opposed to its death benefit, will be the principal policy feature used for such planning purposes. If Policy Premiums are not paid, the investment performance of the Variable Investment Options to which Policy Account Value is allocated is poorer than anticipated, or insufficient cash surrender value is maintained, then the policy may lapse or may not accumulate sufficient values to fund the purpose for which the policy was purchased. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, a purchaser should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

Policyowners are urged to consult competent tax advisors about the possible tax consequences of pre-death distributions from any life insurance policy, including Park Avenue Life.

The following are examples of ways in which the policy can be used to address certain financial objectives, bearing in mind that variable life insurance is not a short-term investment and that its primary purpose is to provide benefits upon the death of the insured.

Family Income Protection

Life insurance may be purchased on the lives of a family’s income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchase should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the insured’s income.

Estate Protection

Life insurance may be purchased by a trust on the life of a person whose estate will incur federal estate taxes upon his or her death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. Upon the insured’s death, the trustee could make the death proceeds available to the estate for the payment of estate taxes.

Education Funding

Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

In the event of the insured’s death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any policy loans or partial withdrawals will reduce the policy’s death benefit and may have tax consequences.

Mortgage Protection

Life insurance may be purchased on the life of the person(s) responsible for making mortgage payments. The amount of insurance purchased should equal the mortgage amount. In the event of the insured’s death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

During the insured’s lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any policy loans or partial withdrawals will reduce the policy’s death benefit and may have tax consequences.

Key Person Protection

Life insurance may be purchased by a business on the life of a key person in an amount equal to a key person’s value, considering salary, benefits, and contribution to business profits. Upon the key person’s death, the business can use the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.

APPENDICES	B-71

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

USES OF LIFE INSURANCE

Business Continuation Protection

Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner’s business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased’s business interest by the business, or surviving owners, from the deceased owner’s heirs.

Retirement Income

Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured’s death, the proceeds may be used to provide retirement income to his or her spouse. Any policy loans or partial withdrawals will reduce the policy’s death benefit and may have tax consequences.

Deferred Compensation Plans

Life insurance may be purchased to fund a Deferred Compensation Plan, or Selective Incentive Plan, for key employees. A Deferred Compensation Plan, or Selective Incentive Plan, is a written agreement between an employer and an executive. The employer makes an unsecured promise to make future benefit payments to a key executive if the executive meets certain stated requirements.

Under this type of plan, a company purchases a cash value life insurance policy insuring an executive’s life to (1) informally fund the promised benefits and (2) recover its plan costs at the death of the executive. The policy cash values may be used to help pay the promised benefits to the executive. In the event that the executive dies prior to retirement, the policy death benefits can be used to fund survivor benefits.

Split Dollar Plans

Life insurance may be purchased by an employer on the life of an employee under a Split Dollar Plan. In a Split Dollar Plan, the employer advances the executive the premium on a life insurance policy. Both the employer and the executive share the cash value and death benefit under the policy. Generally, the employer has rights to the cash value and death benefit equal to its advances. The balance of the cash value and death benefit belong to the executive.

The executive receives an economic benefit for which he or she must contribute into the plan or pay income tax. The economic benefit is equal to the term value of the death benefit assuming taxation under IRS Revenue Rulings and IRC Section 72. Different results are possible if these or other code sections are applied or amended.

Executive Bonus Plans

Life Insurance may be purchased by an employee with funds provided by his or her employer for that purpose. An Executive Bonus plan involves an employer providing an executive with additional compensation to enable the executive to pay premiums on a life insurance policy. The bonus is tax deductible by the employer and received as taxable income by the executive.

B-72	APPENDICES

PART C

ITEM 27:	Exhibits

The following exhibits:

(a)	Resolution of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing The Guardian Separate Account N.(1)

(b)	Custodian Agreements. Not Applicable.

(c)	Distribution Agreements.(1)

(d)	Specimen of the Flexible Premium Survivorship Adjustable Variable Whole Life Insurance Policy.(1)

(e)	Form of Application for the Flexible Premium Adjustable Variable Whole Life Policy.(1)

(f)	Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)

(f)(i)	Certificate of Amendment to the Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)

(f)(ii)	By-laws of The Guardian Insurance & Annuity Company, Inc.(1)

(g)(i)	Reinsurance Agreement #3002(5)

(g)(ii)	Reinsurance Agreement #3001(5)

(h)	Participation Agreements

(i) Aim Variable Insurance Funds(5)

(ii) Davis Variable Account Fund, Inc.(5)

(iii) Fidelity Variable Insurance Products Fund(5)

(iv) Gabelli Capital Series Funds, LLP(5)

(v) Janus Aspen Series(5)

(vi) MFS Variable Insurance Trust(5)

(vii) Alliance Variable Products Series Fund, Inc.(5)

(viii) Value Line, Inc.(6)

(i)	Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)

(j)	Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.(1)

(a) Powers of attorney for Armand M. de Palo and Dennis J. Manning(3)

(b) Powers of attorney for Joseph A. Caruso and Gary B. Lenderink(3)

(k)(i)	Opinion of Richard T. Potter, Jr., Esq.(2)

(k)(ii)	Consent of Richard T. Potter, Jr., Esq.

(l)	Opinion and Consent of actuarial officer

(m)	Calculation

(n)	Consent of PricewaterhouseCoopers LLP.

(o)	No financial statements are omitted.

(p)	Not Applicable.

(q)	Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy.(1)

(q)(i)	Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy for Flexible Premium Adjustable Variable Life Insurance Policy.

(1)	Incorporated by reference to the Registration Statement on Form S-6 filed by the Registrant on April 21, 2000 (File No. 333-35350).

(2)	Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed by the Registrant on July 17, 2000 (File No. 333-35350)

(3)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed by the Registrant on April 25, 2001 (File No. 333-35350).

(4)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 filed by the Registrant on April 26, 2002 (File No. 333-35350).

(5)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 filed by the Registrant on February 10, 2003. (File No 333-35350)

(6)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 filed by the Registrant on April 30, 2004 (File No. 333-35350).

(7)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-6 filed by the Registrant on April 27, 2004 (File No. 333-35350).

Item 28.	Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
Bruce C. Long	President and Director
Armand M. de Palo	Director
Dennis J. Manning	Chief Executive Officer and Director
Gary B. Lenderink	Director
Robert E. Broatch	Director
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Joseph A. Caruso	Executive Vice President, Corporate Secretary and Director
Michael Sakoulas	Senior Vice President & Chief Actuary
John H. Walter	Vice President & Controller
Richard T. Potter, Jr.	Senior Vice President and Counsel
Donald P. Sullivan, Jr.	Senior Vice President, Administration
Peggy L. Coppola	Senior Vice President, Equity Business Development
Richard A. Cumiskey	Senior Vice President and Chief Compliance Officer
Dennis P. Mosticchio	Vice President, Group Pensions
James Consolati	Vice President, Retirement Services
Hugh J. McAleer	Vice President, Selection, Claims & Individual Markets Operations

Item 29.	Persons Controlled by or under Common Control with Depositor or Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of September 30, 2007. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	69.5%
Berkshire Life Insurance Company of America	Massachusetts	100%
Guardian Trust Company, FSB	Federal Savings Bank	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Innovative Underwriters, Inc.	New Jersey	100%
Hanover Acquisition LLC	Delaware	100%
RS Tax-Exempt Fund	Massachusetts	84.58%
RS International Growth Fund	Massachusetts	31.17%
RS Investment Quality Bond Fund	Massachusetts	36.51%
RS Asset Allocation Fund	Massachusetts	18.47%
RS Small Cap Core Equity Fund	Massachusetts	32.04%
RS Emerging Markets Fund	Massachusetts	31.40%
RS High Yield Bond Fund	Massachusetts	85.95%
RS Small Cap Core Equity VIP Series	Massachusetts	39.77%
RS Low Duration Bond Fund	Massachusetts	89.49%
RS Low Duration Bond VIP Series	Massachusetts	31.28%
RS Asset Allocation VIP Series	Massachusetts	45.43%
RS S&P 500 Index VIP Series	Massachusetts	40.91%
RS High Yield Bond VIP Series	Massachusetts	45.47%
RS S&P 500 Index Fund	Massachusetts	14.87%
RS Core Equity Fund	Massachusetts	17.26%
RS Large Cap Value Fund	Massachusetts	86.35%
RS Large Cap Value VIP Series	Massachusetts	66.63%
RS Partners VIP Series	Massachusetts	22.91%
RS Equity Dividend VIP Series	Massachusetts	95.50%
RS Value VIP Series	Massachusetts	90.25%
RS Information Age VIP Series	Massachusetts	88.19%
RS Global Natural Resources VIP Series	Massachusetts	66.43%
RS Midcap Opportunities VIP Series	Massachusetts	85.46%
RS Equity Dividend Fund VIP Series	Massachusetts	92.58%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of September 30, 2007:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 30.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable life insurance polices and variable annuity contracts and it is also the principal underwriter of shares of:

The RS Variable Products Trust, a series trust consisting of the following series: RS Core Equity VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Low Duration Bond VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS Investment Quality Bond VIP Series, RS Money Market VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Small Cap Core Equity VIP Series, RS Global Natural Resources VIP Series, RS Equity Dividend VIP Series. The Information Age VIP Series, RS Mid Cap Opportunities VIP Series, RS Value VIP Series.

The RS Investment Trust, a series trust consisting of the following series:

(i) Growth Series: RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund, RS Internet Age Fund, RS MidCap Opportunities Fund, and RS Smaller Company Growth Fund;

(ii) Value Series: RS Global Natural Resources Fund, RS Investors Fund, RS Large Cap Value Fund, RS Partners Fund, and RS Value Fund;

(iii) Core Equity Series: RS Core Equity Fund, RS Small Cap Core Equity Fund, and RS S&P 500 Index Fund;

(iv) International Series: RS International Growth Fund, and RS Emerging Markets Fund;

(v) Fixed Income Series: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Cash Management Fund;

(vi) Asset Allocation Series: RS Asset Allocation Fund.

All of the aforementioned funds and the series trust are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts: The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act; and separate accounts which is unregistered.

(b) The following is a list of the managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Bruce C. Long	President & Manager
Gary B. Lenderink	Manager
Armand M. de Palo	Manager
Dennis J. Manning	Chief Executive Officer and Manager
Robert E. Broatch	Manager
Joseph A. Caruso	Executive Vice President, Corporate Secretary and Manager
John H. Walter	Senior Vice President, Equity Financial Management & Control
Thomas G. Sorrell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	Executive Vice President, Broker-Dealer, Equity Administration
Peggy L. Coppola	Senior Vice President, Equity Business Development
Richard T. Potter, Jr.	Senior Vice President and Counsel
Richard A. Cumiskey	Senior Vice President and Chief Compliance Officer
William D. Ford	Vice President and National Accounts Manager
Keith E. Roddy	Senior Vice President and National Sales Director
Peter M. Quinn	Vice President, Retirement Sales
James Consolati	Vice President, Retirement Services
Peter T. Joyce	Vice President, Internal Sales
Greg Rusteberg	Vice President and National Sales Manager of Mutual Funds

(c) GIS, as the principal underwriter of the Registrant’s variable life contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 32.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 33.	Management Services

None.

Item 34.	Fee Representation

The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, the Registrant, The Guardian Separate Account N, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 8 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on November 12, 2007.

THE GUARDIAN SEPARATE ACCOUNT N
(Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
(Name of Depositor)

By:	/s/ Richard T. Potter, Jr.
Senior Vice President and Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

	/s/ Dennis J. Manning*	Chief Executive Officer and Director
Dennis J. Manning
(Principal Executive Officer)

	/s/ John H. Walter	Vice President and Controller
John H. Walter
(Principal Accounting Officer)

	/s/ Bruce C. Long*	President and Director
Bruce C. Long

	/s/ Armand M. de Palo*	Director
Armand M. De Palo

	/s/ Joseph A. Caruso*	Executive Vice President, Corporate Secretary and Director
Joseph A. Caruso

	/s/ Gary B. Lenderink*	Director
Gary B. Lenderink

Director
Robert E. Broatch

*By:	/s/ Richard T. Potter, Jr.	Date: November 12, 2007
Richard T. Potter, Jr.
Senior Vice President and Counsel

*	Pursuant to Power of Attorney

THE GUARDIAN SEPARATE ACCOUNT N

EXHIBIT INDEX

Exhibit Number	Description	Page*
(k)(ii)	Consent of Richard T. Potter, Jr., Esq.

(l)	Opinion and Consent of actuarial officer

(m)	Sample 5th year calculation

(n)	Consent of PricewaterhouseCoopers LLP

(q)(i)	Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy